SEMIANNUAL REPORT

Declaration Trust

Equity                V.A. Core Equity Fund
                      V.A. Relative Value Fund
                      V.A. Sovereign Investors Fund
------------------------------------------------------
Sector                V.A. Financial Industries Fund
                      V.A. Technology Fund
------------------------------------------------------
Income                V.A. Bond Fund
                      V.A. Money Market Fund
                      V.A. Strategic Income Fund

JUNE 30, 2001


[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



Table of Contents
                                                               Page
1) CEO Corner                                                     3

2) Portfolio Manager Commentary

These commentaries reflect the views of the portfolio managers or portfolio management teams through the end of the period discussed in this report. Of course, the managers' or team's views are subject to change as market and other conditions warrant.

Equity
V.A. Core Equity Fund                                             4
V.A. Relative Value Fund                                          7
V.A. Sovereign Investors Fund                                    10

Sector
V.A. Financial Industries Fund                                   13
V.A. Technology Fund                                             16

Income
V.A. Bond Fund                                                   19
V.A. Money Market Fund                                           22
V.A. Strategic Income Fund                                       24

3) Financial Statements                                          27

4) Notes to Financial Statements                                 63


TRUSTEES

Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
* Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President and
Chief Executive Officer

William L. Braman
Executive Vice President and
Chief Investment Officer

Richard A. Brown
Senior Vice President and
Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

CUSTODIANS

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
V.A. Bond Fund
V.A. Core Equity Fund
V.A. Financial Industries Fund
V.A. Relative Value Fund
V.A. Sovereign Investors Fund
V.A. Strategic Income Fund
V.A. Technology Fund

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
V.A. Money Market Fund

TRANSFER AGENT

John Hancock Annuity Servicing Office
529 Main Street (X-4)
Charlestown, Massachusetts 02129

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISERS

American Fund Advisors, Inc.
1415 Kellum Place
Garden City, New York 11530
V.A. Technology Fund

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109
V.A. Core Equity Fund

ISSUER

John Hancock
Life Insurance Company
John Hancock Variable
Life Insurance Company*
200 Clarendon Street
Boston, Massachusetts 02117
*Not Licensed in New York

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush right next to first paragraph.]

DEAR SHAREHOLDERS:

The U.S. stock market has had a rough beginning in 2001, as last year's downward spiral continued due to growing concern over the slowing economy and a parade of disappointing earnings announcements. The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, fell by 6.69% in the first six months of the year. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling 2.75 percentage points between January and the end of June. By April, investors began to believe the worst might be over, prompting a sharp stock rally that month. Bonds wound up outperforming stocks overall.

Even with the spring upturn, the stock market remains indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery. More than ever, this is a time to keep a long-term investment perspective and check in with your investment professional to ensure that your portfolio is adequately diversified.

In the midst of this year's market disappointments, one significant event occurred that has positive short- and long-term implications for investors. On June 7, President George W. Bush signed into law the most sweeping tax-cut bill in two decades. The bill's first benefit comes this summer in the form of a tax refund, ranging from $300 to $600, to almost everyone who filed a 2000 tax return. Gradual cuts in taxes will follow the rebate checks. For investors, the bill also provides a number of extra incentives for retirement and college savings through changes to IRA and 401(k) plan contributions and enhancements to Education IRAs, among other things.

The new tax law has a variety of provisions, many of which are phased in over a number of years. We encourage you to consult with your investment professional to determine how to take the best, and most timely, advantage of the benefits it contains.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY PAUL MCMANUS FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
V.A. Core Equity Fund

Fed cuts interest rates aggressively amid further slowing of the economy

The first half of 2001 witnessed a pitched battle between two powerful forces. On the one hand, prices were undermined -- especially in February and March -- by continued economic slowing and the resulting damage to corporate earnings prospects. On the other hand, the Federal Reserve Board weighed in with six reductions in short-term interest rates since the beginning of the year in an aggressive effort to head off a recession. Two of the cuts -- on January 3 and April 18 -- came between regularly scheduled meetings of the Fed's Open Market Committee. Both surprise moves gave all of the popular market averages a notable boost. The Standard & Poor's 500 Index reached an interim peak on May 22, five business days after the May 15 reduction. From there the Index drifted irregularly lower until the end of the period, consolidating its recent gains.

"With a few
 exceptions,
 the stocks
 that detracted
 most from
 performance
 were technology
 and telecommunications
 stocks..."

Although announcements of corporate layoffs continued unabated during the period, unemployment rose only modestly, and consumers continued to spend freely. Accounting for approximately two-thirds of total economic activity, consumer spending is considered vital to keep the economy growing at a healthy rate. Energy prices, while still high, eased somewhat from their extreme levels in the fall of 2000. Overall, inflation remained well under control, allowing the Fed free rein to trim rates as it saw fit.

[Table at bottom left hand column entitled "Top Five Stock Holdings." The first listing is General Electric 4.7%, the second is Microsoft 4.5%, the third Citigroup 4.2%, the fourth Pfizer 3.3% and the fifth ExxonMobil 3.0%. A note below the table reads "As a percentage of net assets on June 30, 2001."]

Performance review

Technology and telecommunications stocks continued to fare poorly, reflecting sagging demand and overbuilding of the telecom infrastructure during the past few years. Meanwhile, investors flocked to defensive market sectors such as consumer staples, financial services and health care, especially the services segment. Energy stocks also did well, buoyed by continued strength in crude oil and natural gas prices. The Fund's strategy of diversification and buying undervalued stocks of companies with improving fundamentals worked well in this environment, enabling us to add value with stock selection in a number of sectors while remaining close to our benchmark index in sector weightings and risk profile.

For the six months ended June 30, 2001, John Hancock V.A. Core Equity Fund had a return of -4.68% at net asset value. In comparison, the S&P 500 Index returned -6.69%, including reinvested dividends. The Fund's returns, while negative, also compared favorably with the average variable annuity large-cap core fund's -7.92%, according to Lipper, Inc. Longer-term performance information can be found on page six.

Mega-cap winners

Microsoft topped the list of stocks that helped the Fund's performance, bucking the overall downward trend in technology. The company was one of the first to preannounce lower-than-expected earnings last fall, and investors likewise anticipated an early recovery relative to other stocks in the sector. Another positive influence was the news near the end of June that a federal appeals court had overturned the U.S. District Court ruling that Microsoft must be split into two separate companies for antitrust reasons. The likelihood of a new generation of personal computers within the next year or so, which would trigger upgrades to a more advanced version of Microsoft's Windows operating system, added still another reason for investors to like the stock.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2001." The chart is scaled in increments of 2% with -10% at the bottom and 0% at the top. The first bar represents the -4.68% total return for John Hancock V.A. Core Equity Fund. The second bar represents the -7.92% total return for Average variable annuity large-cap core fund. A note below the chart reads "The total return for John Hancock V.A. Core Equity Fund is at net asset value with all distributions reinvested. The average variable annuity large-cap core fund is tracked by Lipper, Inc. See the following page for historical performance information."]

AOL Time Warner also made a positive contribution to performance. The company's management appeared to be doing a good job of bringing to fruition the anticipated synergies from the recent mega-merger of America Online and Time Warner -- in spite of lower income from advertising, which constitutes a large percentage of the company's revenue base. Finally, Chevron and ExxonMobil reflected the ongoing strength in energy prices.

Tech and drug losers

With a few exceptions, the stocks that detracted most from performance were technology and telecommunications stocks in which the Fund had market-weighted or underweighted positions. Included in this category were Cisco Systems, EMC, Oracle Systems, Sun Microsystems, Radio Shack, Corning, Comverse Technology and QUALCOMM. In the case of Qwest Communications, the Fund was hurt by being overweighted compared with the Index. However, we felt justified in taking this position because of Qwest's solid management, strong fundamental outlook, and the potential benefits of the company's recent merger with SBC Communications.

A number of drug companies -- among them Merck, Bristol-Myers Squibb, Pfizer and Schering-Plough -- also detracted significantly from performance. While some of the drug industry's problems were attributable to currency fluctuations, we believe that most of the weakness in these stocks was due to a temporary, but widespread, lull in the product development and approval process.

"...the
 economy is
 still giving
 off very
 mixed
 signals."

Looking ahead

We are as positive on the U.S. stock market as we have been for quite a while. Valuations are much more reasonable, investors are more value-conscious, and the Fed is aggressively easing monetary conditions. Short-term interest rates are now approximately two full percentage points below long-term rates, historically an extremely bullish backdrop for stocks. Consumer spending, an important driver of economic activity, should be aided by the retroactive tax cut recently passed by Congress. Despite all of these positive factors, however, we must point out that the economy is still giving off very mixed signals. Patience and the discipline to stick with our methodology of seeking out undervalued stocks of companies with improving fundamentals should provide useful guidance in this uncertain environment.



A LOOK AT PERFORMANCE
For the period ended June 30, 2001
                                                                       SINCE
                                         SIX             ONE       INCEPTION
                                      MONTHS            YEAR        (8/29/96)
                                     -------         -------         -------
Cumulative Total Returns              (4.68%)        (12.02%)         89.14%
Average Annual Total Returns              --         (12.02%)         14.09%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Core Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Core Equity Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $20,142 as of June 30, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Core Equity Fund on August 29, 1996 and is equal to $18,914 as of June 30, 2001.



BY TIMOTHY E. QUINLISK, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND JAMES S. YU, CFA, AND R. SCOTT MAYO, CFA, PORTFOLIO MANAGERS

John Hancock
V.A. Relative Value Fund

Stock market volatility continues as economy remains weak

The first half of 2001 was not what investors had hoped. The Federal Reserve significantly lowered short-term interest rates between January and June, but the economy remained sluggish. Corporations with declining revenues and earnings cut back on spending, triggering earnings disappointments for many suppliers. Tough year-over-year earnings comparisons caused further volatility in the market, especially during the first quarter when stock prices fell sharply. The market appeared to reach bottom early in the second quarter, gaining some ground as investors began buying stocks that would benefit from an improved economy. Many stocks in sectors like technology and telecommunications, however, continued to plummet. The Standard & Poor's 500 Index returned a disappointing -6.69% for the six months ended June 30, 2001.

[Table at bottom left hand column entitled "Top Five Stock Holdings." The first listing is Agere Systems 5.8%, the second is Pegasus Communications 5.2%, the third Sprint 4.5%, the fourth Parametric Technology 4.4% and the fifth AT&T Corp.-Liberty Media Group 4.3%. A note below the table reads "As a percentage of net assets on June 30, 2001."]

Stock picker's market

The market's volatility and weak economic environment forced investors to focus on fundamentals, such as sales and earnings, as well as valuations (or stock prices relative to earnings growth). Many growth stocks in the technology and telecom sectors suffered, while investors favored value stocks in areas like natural resources, energy and finance. Across all industries, however, stock selection -- choosing companies that could meet their earnings targets -- was key. Lower stock prices made sense where sales had fallen severely or balance sheets carried too much debt. But too often problems at one company triggered indiscriminate selling throughout the industry. This created unique opportunities to buy great businesses at bargain prices.

"We found the
 best values
 in the
 technology,
 telecom
 and media
 sectors."

Strong Fund performance

The market's volatility allowed us to build the Fund's stakes in top-quality businesses with the ability to grow and create value over a long period. Our focus was on companies where there was a catalyst -- such as a restructuring, new management or new product -- that would help unlock the stock's intrinsic value. Strong stock selection resulted in John Hancock V.A. Relative Value Fund returning 5.87% at net asset value, during the six months ended June 30, 2001. By comparison, the average variable annuity multi-cap value fund returned 0.94%, according to Lipper, Inc. For historical performance information, please see page nine.

[A 1 1/2" x 2" photo at bottom right side of page of John Hancock V.A. Relative Value Fund. Caption below reads "Timothy Quinlisk."]

Winners in technology and media

The Fund had above-average investments in technology and media, where selected stocks rebounded nicely. Microsoft and Dell Computer rallied as investors regained confidence in their ability to meet earnings forecasts, prompting us to take profits. Computer Associates International, a mainframe software developer, benefited from improved accounting practices and strong demand related to IBM's new mainframe offering. And ANTEC, which makes equipment that enables companies to deliver telephone services over cable, rebounded following a questionable acquisition. Media companies like AT&T's Liberty Media, Clear Channel Communications, USA Networks, Viacom and XM Satellite Radio Holdings also were strong contributors to performance as investors began recognizing the value of their assets. But our biggest gains came from Cendant, a company with hotel franchising and real estate operations. The stock made a huge comeback as management addressed past accounting problems and exceeded earnings expectations. As the stock reached our price target, we took profits.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2001." The chart is scaled in increments of 2% with 0% at the bottom and 6% at the top. The first bar represents the 5.87% total return for John Hancock V.A. Relative Value Fund. The second bar represents the 0.94% total return for Average variable annuity multi-cap value fund. A note below the chart reads "The total return for John Hancock V.A. Relative Value Fund is at net asset value with all distributions reinvested. The average variable annuity multi-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"While the
 economy
 remains
 sluggish,
 there are many
 indications
 that it could
 be at or near
 the bottom."

Disappointments in telecom

The Fund also had a sizable stake in telecom-related companies, many of which declined 50% or more during the period as telecom spending came to a screeching halt. Among our biggest casualties were Conexant Systems, which makes semiconductors used in broadband and wireless communications; Corning, which supplies the fiber for fiber-optics networks; Vicor, which makes power converters used in the cellular infrastructure; and Lucent Technologies, which makes telecom equipment. Nextel Communications, a wireless operator, also took a severe beating despite maintaining high monthly subscriber revenues. In addition, software stocks like Wind River Systems and Parametric Technology disappointed as companies deferred technology spending. Satellite companies like Pegasus Communications and Hughes Electronics suffered from uncertainties surrounding their possible acquisition.

Buying opportunities

We found the best values in the technology, telecom and media sectors. Among our new additions were Agere Systems, a leading supplier of communications semiconductors and optical components that was recently spun off by Lucent Technologies at a very attractive price, and Concord Communications, a small software company. We added substantially to our stake in Sprint, a leading provider of local and long- distance services. And we bought Cumulus Media, a company that buys and manages small radio stations in small- and mid-size markets. Finally, cheap health-care valuations and solid growth prospects prompted us to increase our stake in large pharmaceuticals like Schering-Plough, as well as smaller specialty drug companies like Alpharma.

A look ahead

We believe both the economy and the stock market are poised for recovery. While the economy remains sluggish, there are many indications that it could be at or near the bottom. U.S. economic growth in 2001 will not be as robust as it was in early 2000, but it should still be good, especially as lower interest rates kick in. We're also optimistic about stocks. A lot of companies announced in advance that they would miss their second quarter earnings targets, which means the bad news is already reflected in their stock prices. Stock prices should benefit as year-over-year earnings comparisons become easier and as the economic outlook improves. At current levels, the market offers attractive buying opportunities for relative value stock pickers like us.



A LOOK AT PERFORMANCE
For the period ended June 30, 2001
                                                                       SINCE
                                         SIX             ONE       INCEPTION
                                      MONTHS            YEAR         (1/6/98)
                                     -------         -------         -------
Cumulative Total Returns               5.87%          (4.99%)         91.66%
Average Annual Total Returns              --          (4.99%)         20.56%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Relative Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Relative Value Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Relative Value Fund on January 6, 1998 and is equal to $19,166 as of June 30, 2001. The second line represents the Standard & Poor's 500 Index and is equal to $13,201 as of June 30, 2001.



BY JOHN F. SNYDER, III, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BARRY H. EVANS, CFA, AND PETER M. SCHOFIELD, PORTFOLIO MANAGERS

John Hancock
V.A. Sovereign Investors Fund

Stock market stays in negative territory

The stock market's malaise extended into 2001. Under the pressure of corporate cost-cutting and layoffs as well as a sagging U.S. economy, stocks continued their treacherous decline in the first quarter of the year. Once again, technology and telecommunications stocks were among the sectors hardest hit by the market slump. Investors continued their migration to safer havens -- those stocks with steady earnings growth, even in a slower economy, and more reasonable valuations.

"Once again,
 technology and
 telecommunications
 stocks were
 among the
 sectors hardest
 hit by the
 market slump."

After four straight quarters of tumbling prices, investors finally got some relief when stocks staged a springtime rally. With the Federal Reserve's fifth interest-rate cut, investors began to believe that the worst might finally be over for the U.S. economy. Although stocks surged on the news, most experts remained skeptical about whether the rally signaled the start of a sustained market recovery. At the end of the period, doubt still pervaded the market and many gun-shy investors continued to take a cautious wait-and-see attitude. The result was a negative return for the broad Standard & Poor's 500 Index, which lost 6.69% in the first six months of 2001.

[Table at bottom left hand column entitled "Top Five Stock Holdings." The first listing is Citigroup 3.5%, the second is IBM 2.6%, the third Johnson & Johnson 2.3%, the fourth Chevron 2.3% and the fifth BellSouth 2.2%. A note below the table reads "As a percentage of net assets on June 30, 2001."]

Performance scorecard

For the six months ended June 30, 2001, John Hancock V.A. Sovereign Investors Fund returned -5.70% at net asset value. By comparison, the average variable annuity equity income fund returned -1.79%, according to Lipper, Inc. See page 12 for historical performance information.

What put a damper on the Fund's relative performance was our focus on high-quality growth financials. As interest rates fell in the first half of the year, investors flocked to lower-quality regional banks with hopes that an economic uptick would eventually improve their credit situations. On the flip side, our high-quality growth financials -- including American International Group, AFLAC and Citigroup -- languished.

[A 1 1/2" x 2" photo at bottom right side of page of John Hancock V.A. Sovereign Investors Fund. Caption below reads "John Snyder."]

Several of our longtime holdings also had a negative impact on performance. Consumer products company Kimberly-Clark dropped under the pressure of rising material costs, an increasingly competitive environment and a strong U.S. dollar that hurt profits overseas. Given its reasonable valuation and strong product line-up, we're sticking with our position. Advertising giant Interpublic Group fell prey to a weak economy and difficulty digesting several large acquisitions, and we've cut back on our position.

In this difficult environment, we were once again reminded how important stock selectivity is. For example, thanks to its strong product cycle and accelerating earnings, Baxter International turned in a strong performance, despite the declining health-care sector. At a time when most technology stocks were still reeling from tremendous losses, IBM jumped more than 30%. This is a testament to its solid fundamentals -- diverse product line, strong earnings and reasonable valuation. Finally, our largest energy holdings -- Chevron and ExxonMobil -- rose sharply thanks to higher oil prices, strong earnings and the perception of their being safe havens in a stormy market.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2001." The chart is scaled in increments of 2% with -6% at the bottom and 0% at the top. The first bar represents the -5.70% total return for John Hancock V.A. Sovereign Investors Fund. The second bar represents the -1.79% total return for Average variable annuity equity income fund. A note below the chart reads "The total return for John Hancock V.A. Sovereign Investors Fund is at net asset value with all distributions reinvested. The average variable annuity equity income fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Fine-tuning the portfolio

Our strong focus on stock selectivity has led us to make several adjustments to the portfolio during the first half of the year. Once again, the Fund's unwavering investment philosophy has always led us to invest in high-quality companies with steady earnings growth and reasonable valuations. Given that, we've continued to pare our retail holdings such as Home Depot and Lowe's. Our concern is that valuations have become extended and there's a risk of softer consumer spending as corporate layoffs become more widespread. High valuations also led us to take profits in several of our longtime health-care holdings such as pharmaceutical giant Schering-Plough and medical device maker Medtronic.

We viewed the lackluster performance of high-quality financials as a buying opportunity, since we believe that investors will eventually recognize the outstanding growth potential of these stocks. As a result, we've added a position in PNC Bank, which stands to benefit from an increase in its fee-based business. We've also beefed up our position in capital goods and basic materials stocks, believing they will perform strongly when the economy recovers. Our emphasis here is on companies such as Rohm and Haas, and Tyco International, both of which have successfully weathered the recent downturn and are well positioned to leverage the eventual upturn in the economy.

"...it's clear
 that the
 Federal Reserve
 is committed to
 preventing the
 economy from
 hitting a hard
 landing."

A look ahead

In the midst of this difficult market, we do see some positive signs on the horizon. With its six interest-rate cuts so far this year, it's clear that the Federal Reserve is committed to preventing the economy from hitting a hard landing. We're also starting to see rates come down overseas, which can only be positive for the United States. Probably the most important factor is that inflation remains well under control, despite the recent rate cuts and the surge in energy prices.

Does this mean the worst is over? Now more than ever, investors are questioning when the stock market and the economy will turn the corner. Since no one knows, we're not putting our efforts into trying to time the turnaround, but rather we're maintaining our steadfast focus on high-quality stocks with strong growth potential and reasonable valuations.



A LOOK AT PERFORMANCE
For the period ended June 30, 2001
                                                                       SINCE
                                         SIX             ONE       INCEPTION
                                      MONTHS            YEAR        (8/29/96)
                                     -------         -------         -------
Cumulative Total Returns              (5.70%)         (1.59%)         58.65%
Average Annual Total Returns              --          (1.59%)         10.02%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Sovereign Investors Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Sovereign Investors Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $20,142 as of June 30, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Sovereign Investors Fund on August 29, 1996 and is equal to $15,865 as of June 30, 2001.



BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
THOMAS M. FINUCANE AND THOMAS C. GOGGINS, PORTFOLIO MANAGERS

John Hancock
V.A. Financial Industries Fund

Financial stocks outperform the volatile stock market

It was a difficult six months for the stock market, which lost ground and was fraught with heightened volatility. An economy that slowed precipitously and a barrage of corporate earnings disappointments turned investors into bears, especially in the first quarter. In response to the sagging economy, the Federal Reserve began cutting interest rates. Between January and the end of June, it lowered the federal funds rate that banks charge each other for overnight loans by 2.75 percentage points in a bid to avoid a recession. Financial stocks held up better than the market as a whole, although the sector had its decided winners and losers. With the market growing increasingly dicey, financial companies connected to the stock market, like asset managers and brokerage houses, suffered, as did those whose stocks had run up the most by late last year. In a reversal of last year's fortunes, the smaller banks and those most sensitive to interest-rate moves made a comeback. For the six months ended June 30, 2001, the Standard & Poor's Financial Index returned -2.52%, while the Standard & Poor's 500 Index returned -6.69%.

[Table at bottom left hand column entitled "Top Five Stock Holdings." The first listing is Fifth Third Bancorp 4.2%, the second is American
International Group 4.0%, the third Citigroup 4.0%, the fourth AFLAC 3.8% and the fifth General Electric 3.7%. A note below the table reads "As a percentage of net assets on June 30, 2001."]

Fund performance

For the six months ended June 30, 2001, John Hancock V.A. Financial Industries Fund posted a total return -9.54% at net asset value. That compared with the 0.54% return of the average open-end financial services fund and the -14.72% return of the average variable annuity specialty/miscellaneous fund, according to Lipper, Inc. See page 15 for historical performance information.

"We also moved
 to boost our
 stake in U.S.
 banks..."

Brokers, asset managers struggle

Our overweighting in the brokerage firms and asset managers, which helped us significantly outperform our peers last year, accounted for our relative performance lag so far this year. That included brokerage and investment banking firms Charles Schwab, Merrill Lynch and Morgan Stanley, whose fundamentals deteriorated as trading, IPO and merger activity slowed in the negative market environment. Marsh McLennan, with its Putnam asset-manager subsidiary, and American Express were similarly affected.

[A 1 1/2" x 2" photo at bottom right side of page of John Hancock V.A. Financial Industries Fund. Caption below reads "Jim Schmidt."]

While we moved to cut our stake in these market-sensitive stocks, we did not do so aggressively enough. But we believe the securities business is close to a bottom, and will begin to look better later this year as the economy stabilizes with lower rates.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2001." The chart is scaled in increments of 5% with -15% at the bottom and 10% at the top. The first bar represents the -9.54% total return for John Hancock V.A. Financial Industries Fund. The second bar represents the 0.54% total return for Average open-end financial services fund. The third bar represents the -14.72% total return for Average variable annuity specialty/miscellaneous fund. A note below the chart reads "The total return for John Hancock V.A. Financial Industries Fund is at net asset value with all distributions reinvested. The average open-end financial services fund and variable annuity specialty/miscellaneous fund are tracked by Lipper, Inc. See the following page for historical performance information."]

Insurance

Several of our larger insurance company stocks that had been our best performers last year also sold off, not because of any fundamental changes, but simply because their valuations, as measured by price-earnings ratios, had become too high for value-conscious investors. Two examples were American International Group (AIG) and AFLAC. Furthering the consolidation trend among life insurers, AIG made a successful bid for American General during the period.

We continued to shift our insurance assets from life insurance companies to property and casualty companies, since the pricing environment is improving for property and casualty names like Allstate. Life insurance companies, on the other hand, face some challenges the property and casualty companies don't. These include stock-market and economic sensitivity, a rash of new demutualization offerings that have put pressure on stock prices, and the potential passage of estate-tax reform legislation that could dampen variable life sales.

"...we expect
 the U.S.
 economy to
 avoid a
 recession and
 produce modest
 growth for the
 rest of 2001."

Banks, finance companies boosted

We also moved to boost our stake in U.S. banks, since we had previously been significantly underweighted there and anticipated that falling rates would lift the stocks. We increased our exposure to the more interest-rate sensitive, less expensive, banks, and they did well, including FleetBoston. On the other hand, our emphasis on trust banks with less interest-rate sensitivity, like State Street and Northern Trust Company, held us back this period after serving us so well last year. Like some of our premium insurance names, their higher valuations put them out of investor favor.

Our effort to increase the Fund's exposure to stocks sensitive to falling interest rates also prompted us to take larger positions in Fannie Mae and Household International. They were both near the top of our performance chart as loan and mortgage activity picked up. Toward the end of the period, we also bought General Electric at an attractive price so that we could tap into its subsidiary General Electric Credit Corp., a well-managed company that provides a range of financial services including consumer and commercial lending and life insurance.

REITs, foreign holdings cut

We upped our bank and finance company stakes by taking profits and nearly eliminating our position in real estate investment trusts after their strong runup last year. We also cut our foreign holdings and shifted our emphasis there to asset managers such as Amvescap. They stand to benefit most from the move in Europe to privatize pension funding.

Outlook

Although the Fed's aggressive stance to stabilize the economy appears to be winding down, its efforts should begin to have a positive effect later this year, and we expect the U.S. economy to avoid a recession and produce modest growth for the rest of 2001. Once investors become more confident in this scenario, we anticipate a pickup in trading, underwriting and merger activity. This bodes well for all financial services stocks, including the banks with exposure to market-related revenues, and we believe the Fund is poised to benefit from the upturn.

-----------------------------------------------------------------------------
Sector investing is subject to greater risks than the market as a whole.



A LOOK AT PERFORMANCE
For the period ended June 30, 2001
                                                                       SINCE
                                         SIX             ONE       INCEPTION
                                      MONTHS            YEAR        (4/30/97)
                                     -------         -------         -------
Cumulative Total Returns              (9.54%)          8.78%          70.72%
Average Annual Total Returns              --           8.78%          13.70%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Financial Industries Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Financial Industries Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Financial Industries Fund on April 30, 1997 and is equal to $17,072 as of June 30, 2001. The second line represents the Standard & Poor's 500 Index and is equal to $16,178 as of June 30, 2001.



BY BARRY GORDON, MARC H. KLEE, CFA, AND ALAN LOEWENSTEIN, CFA,
PORTFOLIO MANAGERS

John Hancock
V.A. Technology Fund

Tech stocks suffer first quarter 2001 decline as economy weakens

Technology stocks declined sharply in the first three months of 2001, although a spring rally helped erase some of those losses. In the beginning of the year, technology stocks suffered steep losses as economic growth slowed to a near crawl, leading corporations to dramatically curtail their technology spending. This reminded investors that the tech sector is a cyclical group whose fortunes are closely linked to the economy's ups and downs. Consequently, tech companies were forced to lower earnings and revenue expectations, causing the technology-dominated Nasdaq Composite Index to shed more than 25% in the first quarter of 2001.

"Despite the
 spring
 rebound, most
 tech stocks --
 like the
 Nasdaq -- ended
 the period
 with sizable
 losses..."

In early April, however, the tide began to turn in favor of technology stocks. Shrugging off signs that the economy remained weak, investors became increasingly optimistic that the worst of the economic and stock price deterioration was behind them, fueling hopes for a recovery. That renewed enthusiasm was due in no small part to economically stimulative moves by the Federal Reserve, which cut interest rates six times totaling
2.75 percentage points in the first half of the year. That helped tech stocks rack up decent gains in April, with the Nasdaq posting a gain of 15% in the month of April alone. But the group remained volatile through the end of June and the Nasdaq was still in negative territory through June, losing 13% in the first six months of 2001.

[Table at bottom left hand column entitled "Top Five Stock Holdings."
The first listing is AOL Time Warner 4.0%, the second is Micron
Technology 3.4%, the third KLA-Tencor 3.4%, the fourth Applied Materials 3.0% and the fifth Mercury Interactive 2.9%. A note below the table reads "As a percentage of net assets on June 30, 2001."]

Fund performance

For the six-month period ended June 30, 2001, John Hancock V.A. Technology Fund posted a total return of -28.10% at net asset value, compared with the -25.86% return of the average open-end science and technology fund and the -14.72% return of the average variable annuity specialty/miscellaneous fund, according to Lipper, Inc. See page 18 for historical performance information.

[A 3" x 2" photo at bottom right side of page of John Hancock V.A. Technology Fund. Caption below reads "Fund management team members (l-r): Barry Gordon, Marc Klee and Alan Loewenstein."]

Leaders and laggards

Despite the spring rebound, most tech stocks -- like the Nasdaq -- ended the period with sizable losses, most of which were sustained in the first quarter. Among the few holdings that posted gains were semiconductor and related companies KLA-Tencor, Applied Materials, Micron Technology and Cypress Semiconductor. They bounced back this spring when global investors started to adjust their portfolios toward cyclical and growth-oriented stocks. Investors also reasoned that semiconductor stocks might be the first to take off in a rally, just as they were the first to go down in the sell-off. Some Internet-related stocks staged a bit of a comeback, with AOL Time Warner advancing after the merger between the leading Internet service provider and the media giant was approved. Amazon.com, the world's largest online retailer, also posted strong returns thanks to smaller-than-expected losses and the company's prediction that it will pull into the black by year end. Microsoft's stock price surged more than 50% during the period, thanks in large part to its better-than-expected quarterly earnings announced in mid-April, driven by strong sales of its Windows 2000 product.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2001." The chart is scaled in increments of 10% with -30% at the bottom and 0% at the top. The first bar represents the -28.10% total return for John Hancock V.A. Technology Fund. The second bar represents the -25.86% total return for Average open-end science and technology fund. The third bar represents the -14.72% total return for Average variable annuity specialty/miscellaneous fund. A note below the chart reads "The total return for John Hancock V.A. Technology Fund is at net asset value with all distributions reinvested. The average open-end science and technology fund and variable annuity specialty/miscellaneous fund are tracked by Lipper, Inc. See the following page for historical performance information."]

On the flip side were the vast majority of tech stocks that posted sizable losses. Among the biggest detractors from the Fund's performance were storage companies EMC and Network Appliance. Last year, businesses had to pay top dollar to warehouse the reams of data they generated. Even as the rest of the tech sector suffered a slowdown, storage companies seemed immune. But the sinking reality of the economy's slowdown began to take its toll, and competition among storage vendors ratcheted up. Another major detractor was Cisco Systems, the leading supplier of data networking products to business. Its stock held up relatively well during most of 2000, but got hit hard in the first quarter of 2001 as the company's growth rates dropped from 50% to 60% per year to showing year-over-year declines. Computer software and service stocks also were hard hit. Although many software projects remain under way, a growing number of corporations have re-evaluated their spending at this time because of economic conditions. Software companies i2 Technologies, BEA Systems and Mercury Interactive all saw their stock prices at least halved during the period. Despite these disappointing results, we continue to believe that these stocks offer well-above-average growth prospects.

"...technology
 stocks as a
 whole are
 reasonably
 valued, with
 excellent
 growth
 prospects."

The stock prices of communications equipment companies, including Corning and JDS Uniphase, also posted sharp declines as many of their customers -- the telecommunications carriers -- faced problems. Without the necessary capital, the carriers were forced to curtail spending to build out their networks. Furthermore, the communications equipment industry's inability to anticipate demand caused large inventory buildups that need to be worked down.

Outlook

We're optimistic about the prospects for technology stocks. Despite the April rally, technology stocks as a whole are reasonably valued, with excellent growth prospects. Given the increasing reliance on technology by consumers and corporations, our view is that five-year growth rates for the tech sector will be higher than those of the broad S&P 500 Index. We believe this is an attractive time to buy technology stocks, which historically do well in a declining interest-rate environment. Finally, we believe better economic growth later this year should spur technology spending and provide a boost for the group.

-----------------------------------------------------------------------------
Sector investing is subject to greater risks than the market as a whole.


A LOOK AT PERFORMANCE
For the period ended June 30, 2001
                                                                       SINCE
                                         SIX             ONE       INCEPTION
                                      MONTHS            YEAR         (5/1/00)
                                     -------         -------         -------
Cumulative Total Returns             (28.10%)        (52.22%)        (47.20%)
Average Annual Total Returns              --         (52.22%)        (42.22%)

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Technology Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Technology Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $8,549 as of June 30, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Technology Fund on May 1, 2000 and is equal to $5,280 as of June 30, 2001.



BY JAMES K. HO, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BENJAMIN A. MATTHEWS, PORTFOLIO MANAGER

John Hancock
V.A. Bond Fund

Bonds outperform stocks in volatile market; slowing economy increases individual credit disappointments

During the six months ended June 30, 2001, the broad fixed-income market was helped by the Federal Reserve's rate-cutting efforts aimed at preventing the economy from slipping into a recession, although the widespread deterioration in corporate profits created somewhat of a minefield. Many companies, particularly technology-related firms, found it increasingly difficult to service the debt on their books. Throughout the first half, we maintained the Fund's focus on individual, in-depth credit research. Doing so enabled the Fund to participate in the positive events taking place, while sidestepping many of the securities experiencing an implosion of their creditworthiness.

Fund performance

For the six months ended June 30, 2001, John Hancock V.A. Bond Fund produced a total return of 2.78% at net asset value. This compares with the 3.10% return of the average variable annuity corporate debt A-rated fund, according to Lipper, Inc. For historical performance information, please turn to page 21.

[Table at bottom left hand column entitled "Top Five Sectors." The first listing is U.S. Agencies 30%, the second is U.S. Government 28%, the third Telecommunications 4%, the fourth Utilities 4% and the fifth Finance 4%. A note below the table reads "As a percentage of net assets on June 30, 2001."]

Credit spreads narrow

Since January, a greater-than-anticipated slowing of the economy has assaulted the financial markets. To head off a recession, the Federal Reserve Board got aggressive and cut short-term interest rates six times during the period, totaling 2.75 percentage points. The federal funds rate -- the rate that banks charge each other for overnight loans -- stood at 3.75% on June 30, down from 6.50% on December 31, 2000. The Fed's concerted efforts to inject liquidity into the markets and make it easier for corporations to raise capital enabled credit spreads to contract. A "spread" is the difference in yield between bonds of varying credit quality. Bonds offering attractive risk premiums enjoyed renewed investor interest as a result. These included investment-grade and high-yield corporate issues, emerging-market bonds and government agency securities such as mortgage-backed issues.

"Where and when
 we could, we
 added to or
 initiated
 positions in
 corporate
 bonds,
 particularly
 investment-grade
 issues..."

[A 1 1/2" x 2" photo at bottom right side of page of John Hancock V.A. Bond Fund. Caption below reads "James Ho."]

Throughout the period, we carefully bolstered the portfolio's stake in the so-called spread products. We primarily targeted mortgage-backed issues, such as Ginnie Mae and Fannie Mae to pursue the higher-yields and participate in the narrowing of credit spreads.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 4% at the top. The first bar represents the 2.78% total return for John Hancock V.A. Bond Fund. The second bar represents the 3.10% total return for Average variable annuity corporate debt A-rated fund. A note below the chart reads "The total return for John Hancock V.A. Bond Fund is at net asset value with all distributions reinvested. The average variable annuity corporate debt A-rated fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Corporate bond exposure increases selectively

Where and when we could, we added to or initiated positions in corporate bonds, particularly investment-grade issues, but we also targeted select high-yield securities. For the most part, our focus was economically sensitive companies that we believe are well positioned to benefit first from what we anticipate will be an eventual economic rebound. These include such names as Northwest Airlines, Delphi Auto Systems, Newmont Mining, Phelps Dodge, Georgia Pacific, AOL Time Warner, Viacom and Bank One Corporation. We also slightly increased the Fund's weighting in foreign bonds, purchasing Deutsche Telekom, France Telecom, Brazil C-bonds, Colombia sovereign debt and BBVA Bancomer, a Mexican corporate bond that we sold for profits by period's end.

"The Fed has
 certainly
 demonstrated
 its commitment
 to
 jump-starting
 an economic
 recovery..."

We also maintained fair representation in recession-resistant industries such as defense, utilities, health care, media and energy. Noteworthy performers in this area include BellSouth, Qwest Communications, Progress Energy, HEALTHSOUTH and Cox Communications.

Yield curve steepens throughout the period

With each interest-rate cut, U.S. Treasury bonds rallied. The shorter end of the yield curve experienced the most price appreciation and the yield curve finally returned to its historic steep slope. The Fund's Treasury positions were laddered in varying maturities, all of which contributed to performance throughout the period.

As 2001 began, our duration was relatively neutral, as we wanted to wait and see how the interest-rate drama would unfold. Because duration mathematically measures a Fund's sensitivity to interest rate changes, actively managing it provides us with an additional means with which to pursue performance. The surprising rapidity of the Fed's initial rate reductions -- and the bond market's substantial response -- led us to believe that investors had fully discounted further rate cuts. It appeared long-term rates would not have much more room to fall. Looking beyond the current environment as we often do, we slightly shortened the portfolio's relative duration to position it for what we believed would be the next turn in the road: a flattening of the yield curve. In hindsight, it seems our move was a bit premature, as evidence of a protracted economic slowdown -- and thus the need for additional financial stimulus -- continued to mount. The yield curve continued to steepen as the period progressed.

Outlook

Our outlook for bonds is, for the most part, upbeat. The Fed has certainly demonstrated its commitment to jump-starting an economic recovery and there is no reason to believe it will fail to continue reducing short-term rates if that is what the economy mandates. Furthermore, the current scenario is not unlike that which preceded the dramatic corporate bond rally between 1992 and 1996, with one exception: current credit spreads are presently wider than they were back then, presenting discerning investors with some attractive investment opportunities. Selectivity and knowing what issues to buy and sell will be what separates those who profit from those who do not.



A LOOK AT PERFORMANCE
For the period ended June 30, 2001
                                                                       SINCE
                                         SIX             ONE       INCEPTION
                                      MONTHS            YEAR        (8/29/96)
                                     -------         -------         -------
Cumulative Total Returns               2.78%          10.38%          42.89%
Average Annual Total Returns              --          10.38%           7.66%

YIELD
For the period ended June 30, 2001

                                  SEC 30-DAY
                                       YIELD
                                     -------
John Hancock V.A. Bond Fund            5.70%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Corporate Bond Index -- an unmanaged index that mirrors the investment objectives and characteristics of the Fund. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Bond Fund on August 29, 1996 and is equal to $14,290 as of June 30, 2001. The second line represents the Lehman Brothers Corporate Bond Index and is equal to $14,149 as of June 30, 2001.



BY DAWN M. BAILLIE FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
V.A. Money Market Fund

Federal Reserve cuts interest rates six times to bolster the lagging economy; money market yields fell in tandem

Money market yields fell in the first six months of 2001, as the Federal Reserve embarked on an aggressive program to cut short-term interest rates to prevent the economy from slipping into recession. With the economy slowing precipitously, the Fed stepped in beginning in January, cutting the federal funds rate by half a percentage point in a surprise move between its regularly scheduled meetings. The effects of the slowing economy began to show up in earnest in the form of corporate earnings disappointments, sending the stock market reeling. The Fed cut rates five more times through the end of June, sending the federal funds rate that banks charge each other for overnight loans from 6.50% at the start of the year to 3.75% by the end of June -- the lowest level in more than seven years. The first five cuts were for a half a percentage point each, and the last one in June was for one-quarter percentage point, an indication that the Fed could be winding down its rate-cut, or easing, cycle. Money market yields fell in this period, since the federal funds rate is also a key pricing benchmark for money market securities.

"...we began to
 lengthen the
 Fund's average
 maturity to
 lock in
 higher-yielding
 securities for
 a longer time
 in the face of
 falling rates."

7-day effective yield

On June 30, 2001, John Hancock V.A. Money Market Fund had a 7-day effective yield of 3.67%. By comparison, the average taxable money market fund had a 7-day effective yield of 3.38%, according to Lipper, Inc.

Lengthening maturity

As it became evident from the start of 2001 that the Fed, with its concerns about a too-slow economy, would continue to cut rates, we began to lengthen the Fund's average maturity to lock in higher-yielding securities for a longer time in the face of falling rates. Although the Fed clearly remained on its easing path, we did not extend the Fund's maturity beyond our peers' average. As is typically the case during an economic downturn, there are increased concerns about corporate defaults and credit downgrades, so money market funds typically scale back their exposure to longer-dated credits. In fact, we paid particular attention to buying and holding only the highest-quality top-tier securities.

[A 1 1/2" x 2" photo at bottom middle of page of John Hancock V.A. Money Market Fund. Caption below reads "Dawn Baillie."]

Uncertainty ahead

The Fed appears to be slowing down, or even nearing the end of, its rate-cut cycle, as it waits to see the full impact of the steps it has already taken this year. But it has maintained its easing bias and not yet declared victory in its efforts to avert a recession, instead indicating it still has concerns about the economy's ongoing weakness. The Fed's stance will undoubtedly remain the same until there are clearer signs of an upturn in both the U.S. and global economies, where a slowdown has weighed on the U.S. economy. Other key elements to watch for are a rebound in corporate earnings growth and corporate capital spending, which has ground almost to a halt. In this uncertain environment, we'll keep the Fund's maturity in line with, if not slightly shorter than, our peers, until we have a clearer sense of the economy's health. As always, we will also continue to focus on providing the Fund with a competitive yield and on preserving stability of principal.

[Bar chart at the top of left hand column with heading "7-Day Effective Yield." Under the heading is a note that reads "As of June 30, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 4% at the top. The first bar represents the 3.67% total return for John Hancock V.A. Money Market Fund. The second bar represents the 3.38% total return for Average taxable money-market fund. A note below the chart reads "The average taxable money-market fund is tracked by Lipper, Inc. Past performance is no guarantee of future results."]

"The Fed
 appears to be
 slowing down,
 or even nearing
 the end of, its
 rate-cut
 cycle..."

The Fund is neither insured nor guaranteed by the U.S. government. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.



BY FREDERICK L. CAVANAUGH, JR., MANAGEMENT TEAM LEADER, AND
ARTHUR N. CALAVRITINOS, CFA, JANET L. CLAY, CFA, AND DANIEL S. JANIS, PORTFOLIO MANAGERS

John Hancock
V.A. Strategic Income Fund

Falling interest rates lift U.S. bonds, as U.S. economy slows

The first six months of 2001 marked a significant shift for the global bond markets. U.S. Treasuries had posted significant gains in 2000, as investors began to anticipate that the Federal Reserve Board would cut interest rates in response to slowing economic conditions. Although the Fed cut rates six times for a total of 2.75 percentage points in the first six months of 2001, U.S. Treasury securities posted mixed results in the period. Short- and intermediate-term Treasury securities continued to perform well in tandem with those rate cuts, with their yields falling and their prices rising. Ironically, long-term Treasury bond yields and prices were stalled throughout much of this spring as investors worried that the Fed may have risked re-igniting inflationary pressures with its dramatic rate cuts.

"Recognizing
 that U.S.
 Treasury
 securities had
 enjoyed a nice
 run, we
 reduced our
 stake in
 them."

In contrast, some high-yield bonds perked up a bit this year, after posting significant losses in 2000. The catalyst for their better performance was growing confidence that rate cuts would translate into improved economic conditions and stronger corporate performance. Furthermore, investors increasingly moved toward high-yield bonds in search of cheap valuations and higher yields. But the somewhat better performance of the broad high-yield sector masked continued disappointing losses among telecommunications bonds, which have been depressed for more than a year.

[Table at bottom left hand column entitled "Top Five Sectors." The first listing is U.S. Government 39%, the second is Foreign Government 25%, the third Telecommunications 6%, the fourth Media 5% and the fifth Oil & Gas 3%. A note below the table reads "As a percentage of net assets on June 30, 2001."]

In the foreign markets, performance was, as always, mixed. European bonds languished, primarily because the European Central Bank, citing decent economic growth on that continent, held interest rates steady. Emerging-market bonds, however, posted good performances as conditions in their markets generally improved, and Canadian bonds continued to benefit from relatively low and stable inflation. Japanese bonds didn't attract much attention throughout the year, due to the fact that their yields remained substantially lower than in other parts of the world.

[A 1 1/2" x 2" photo at bottom right side of page of John Hancock V.A. Strategic Income Fund. Caption below reads "Fred Cavanaugh."]

Fund performance

For the six months ended June 30, 2001, John Hancock V.A. Strategic Income Fund posted a total return of 1.79% at net asset value. This compared with the 1.70% return of the average variable annuity general bond fund, according to Lipper, Inc. Historical performance information can be found on page 26.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 2% at the top. The first bar represents the 1.79% total return for John Hancock V.A. Strategic Income Fund. The second bar represents the 1.70% total return for Average variable annuity general bond fund. A note below the chart reads "The total return for John Hancock V.A. Strategic Income Fund is at net asset value with all distributions reinvested. The average variable annuity general bond fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Turning from defensive to opportunistic

Throughout much of 2000, we maintained a relatively defensive posture, but by January 2001, we began to take on a more opportunistic approach. Recognizing that U.S. Treasury securities had enjoyed a nice run, we reduced our stake in them. At the same time, we increased our holdings in emerging-market bonds. Not only were many dollar-denominated emerging-market bonds attractively valued, but they also were benefiting from some fundamental improvements, such as rising economic growth, declining interest rates, falling inflation and improving trade balances. Our increased exposure to government bonds issued by Mexico, Russia and Peru generally helped performance. Fortunately, we did not own any Argentinean bonds, which performed poorly as that country struggled with a weak economy and high levels of debt.

The rest of the world

Apart from emerging-market bonds, few foreign markets offered attractive value by our assessment. Because European bond yields remained below those offered by U.S. Treasuries, and the European Central Bank refused to lower interest rates, European bonds offered little upside potential for investors. Most Asian bonds also were decidedly unattractive, offering yields far lower than those found in the U.S. and emerging markets. Canada, however, offered an attractive combination of high quality and competitive yields.

High-yield winners and losers

Despite the choppy market, some of our high-yield holdings performed well. Coal producer AEI Resources benefited from stronger demand for that fuel, as well as a restructuring of its business. Columbia's Comunicacion Cellular was buoyed by strong interest in the country's bonds. Canada's MetroNet Communications was lifted by last year's merger with AT&T Canada.

The telecommunications sector continued to be plagued by doubts during the past six months and handed us some of our biggest disappointments. Two-way messaging company Metro Call filed for bankruptcy protection, while fiber-optic company NorthEast Optic Network was hurt by weaker pricing in its key markets. Finally, video-on-demand company DIVA Systems struggled against slower-than-expected demand for its products and its failure to complete a planned IPO.

"In our view,
 the Federal
 Reserve still
 has some work
 to do..."

Outlook

In our view, the Federal Reserve still has some work to do since the U.S. economy continues to struggle. Overseas, Europe already is showing some signs of weakening and Japan stands again at the brink of a recession, if it hasn't already entered one. That's why we believe the Fed will remain accommodative, perhaps cutting interest rates another three-quarters of a percentage point from current levels. With that backdrop in mind, we believe that emerging-market bonds will continue to perform well as investors seek out higher yields and position themselves to benefit from the fundamental economic and policy changes that are helping to improve conditions in many countries. We'll also keep our eyes out for attractively valued high-yield bonds. So far this year, a lack of liquidity and other market-driven factors have limited our high-yield purchases. If liquidity returns, we will look to expand our high-yield allocation.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.



A LOOK AT PERFORMANCE
For the period ended June 30, 2001
                                                                       SINCE
                                         SIX             ONE       INCEPTION
                                      MONTHS            YEAR        (8/29/96)
                                     -------         -------         -------
Cumulative Total Returns               1.79%           1.95%          35.07%
Average Annual Total Returns              --           1.95%           6.41%

YIELD
For the period ended June 30, 2001

                                  SEC 30-DAY
                                       YIELD
                                     -------
John Hancock V.A. Strategic
Income Fund                            7.14%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/Credit Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Strategic Income Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government/Credit Bond Index and is equal to $14,278 as of June 30, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Strategic Income Fund on August 29, 1996 and is equal to $13,508 as of June 30, 2001.



FINANCIAL STATEMENTS

John Hancock Funds - Declaration Trust


Statements of Assets and Liabilities
June 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------
                                                         V.A.         V.A.         V.A.         V.A.
                                                        CORE     RELATIVE    SOVEREIGN    FINANCIAL
                                                      EQUITY        VALUE    INVESTORS   INDUSTRIES
                                                        FUND         FUND         FUND         FUND
                                                 -----------  -----------  -----------  -----------
Assets:
Investments at value (cost -
$36,203,706, $53,741,513,
$57,496,454 and  $68,696,240,
respectively)                                    $40,984,082  $48,517,103  $61,866,211  $76,588,973
Joint repurchase agreements (cost -
$558,000, $2,863,000, $6,474,000
and  $5,059,000, respectively)                       558,000    2,863,000    6,474,000    5,059,000
                                                 -----------  -----------  -----------  -----------
                                                  41,542,082   51,380,103   68,340,211   81,647,973
Cash                                                     345          661          738          793
Receivable for investments sold                       21,871           --           --       44,308
Receivable for shares sold                                --      605,015           --      265,908
Dividends and interest receivable                     41,627       29,903      194,185       93,093
Deferred organization expenses                           360           --          360           --
Other assets                                             594          353          710        5,889
                                                 -----------  -----------  -----------  -----------
Total assets                                      41,606,879   52,016,035   68,536,204   82,057,964
---------------------------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased                    305,411           --           --           --
Payable for shares repurchased                       120,067           --       19,636           --
Payable to affiliates                                 24,621       22,921       35,307       53,787
Accounts payable and accrued
expenses                                              20,788        6,303       13,432       14,582
                                                 -----------  -----------  -----------  -----------
Total liabilities                                    470,887       29,224       68,375       68,369
---------------------------------------------------------------------------------------------------

Net Assets:
Capital paid-in                                   40,153,629   52,889,850   67,695,696   73,522,524
Accumulated net realized gain
(loss) on investments and foreign
currency transactions                             (3,800,675)   4,322,497   (3,584,573)     340,035
Net unrealized appreciation
(depreciation) of investments  and
translation of assets and
liabilities in foreign currencies.                 4,780,376   (5,224,410)   4,369,757    7,892,324
Undistributed (distributions in
excess of) net investment income                       2,662       (1,126)     (13,051)     234,712
                                                 -----------  -----------  -----------  -----------
Net assets                                       $41,135,992  $51,986,811  $68,467,829  $81,989,595
===================================================================================================

Net Asset Value Per Share:
(Based on 2,469,310, 4,622,886,
4,664,964, and 4,941,476 shares,
respectively, of beneficial
interest outstanding - unlimited
number of shares authorized with
no par value)                                         $16.66       $11.25       $14.68       $16.59
===================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 2001. You'll also find the net asset value per share as of that date.

See notes to financial statements.





Statements of Assets and Liabilities (continued)
June 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------

                                                         V.A.         V.A.         V.A.         V.A.
                                                  TECHNOLOGY         BOND MONEY MARKET    STRATEGIC
                                                        FUND         FUND         FUND  INCOME FUND
                                                 -----------  -----------  -----------  -----------
Assets:
Investments at value (cost -
$26,597,872, $63,029,448,
$124,243,085 and  $48,106,465,
respectively)                                    $19,378,231  $63,141,671 $124,243,085  $45,878,321
Joint repurchase agreements (cost -
$2,658,000, $6,265,000,
$19,099,000 and  $12,252,000,
respectively)                                      2,658,000    6,265,000   19,099,000   12,252,000
                                                 -----------  -----------  -----------  -----------
                                                  22,036,231   69,406,671  143,342,085   58,130,321
Cash                                                     270          935          508          831
Receivable for investments sold                        6,300    1,400,073           --      577,828
Receivable for shares sold                           183,531       28,993           --      371,520
Dividends and interest receivable                      1,218      911,363      244,121    1,255,406
Receivable for forward foreign
currency exchange contracts sold                          --           --           --       23,060
Deferred organization expenses                            --          360          360          360
Other assets                                              --          227        3,037        1,548
                                                 -----------  -----------  -----------  -----------
Total assets                                      22,227,550   71,748,622  143,590,111   60,360,874
---------------------------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased                    605,978    3,983,931           --    7,457,921
Payable for shares repurchased                           760        9,723           --        9,288
Dividends payable                                         --       22,275       28,204       23,677
Payable for forward foreign
currency exchange contracts
purchased                                                 --           --           --        7,045
Payable to affiliates                                 13,367       28,158       60,892       24,642
Accounts payable and accrued
expenses                                              26,164       12,674        6,173        2,091
                                                 -----------  -----------  -----------  -----------
Total liabilities                                    646,269    4,056,761       95,269    7,524,664
---------------------------------------------------------------------------------------------------

Net Assets:
Capital paid-in                                   30,789,537   67,763,216  143,494,649   57,331,052
Accumulated net realized loss on
investments and foreign currency
transactions                                      (1,972,282)    (117,077)          --   (1,624,165)
Net unrealized appreciation
(depreciation) of investments  and
translation of assets and
liabilities in foreign currencies.                (7,219,642)     112,223           --   (2,222,895)
Undistributed net investment income
(accumulated net investment loss)                    (16,332)     (66,501)         193     (647,782)
                                                 -----------  -----------  -----------  -----------
Net assets                                       $21,581,281  $67,691,861 $143,494,842  $52,836,210
===================================================================================================

Net Asset Value Per Share:
(Based on 4,093,449, 6,582,826,
143,494,842 and 6,055,354 shares,
respectively, of  beneficial
interest outstanding - unlimited
number of shares authorized with
no par value.)                                         $5.27       $10.28        $1.00        $8.73
===================================================================================================

See notes to financial statements.





Statements of Operations
Six months ended June 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------
                                                         V.A.         V.A.         V.A.         V.A.
                                                        CORE     RELATIVE    SOVEREIGN    FINANCIAL
                                                      EQUITY        VALUE    INVESTORS   INDUSTRIES
                                                        FUND         FUND         FUND         FUND
                                                 -----------  -----------  -----------  -----------
Investment Income:
Dividends (net of foreign
withholding tax of $1,473, $73,
$1,224, $14,006, respectively)                      $243,052      $91,109     $369,001     $494,937
Interest                                                  --       78,419           --           --
Securities lending                                    23,934       30,035      313,191       57,233
                                                 -----------  -----------  -----------  -----------
Total investment income                              266,986      199,563      682,192      552,170
---------------------------------------------------------------------------------------------------
Expenses:
Investment management fee                            137,988      120,565      178,874      283,808
Custodian fee                                         12,603        3,970        9,511       14,534
Auditing fee                                          10,198        9,157        8,927       10,319
Accounting and legal services fee                      3,857        3,931        5,833        6,941
Miscellaneous                                          2,182          468          938          802
Printing                                               1,710        1,577        1,338        1,198
Trustees' fees                                         1,275        1,112        1,415        2,082
Organization expense                                   1,053           --        1,053           --
Legal fees                                               233          252          279          516
Registration and filing fees                              21            9            8          156
Interest expense                                          --       10,430           --           --
                                                 -----------  -----------  -----------  -----------
Total expenses                                       171,120      151,471      208,176      320,356
---------------------------------------------------------------------------------------------------
Net investment income                                 95,866       48,092      474,016      231,814
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                       (2,936,537)   2,071,440   (1,328,907)   3,833,796
Foreign currency transactions                             --           --           --      (11,371)
Change in unrealized appreciation
(depreciation) on:
Investments                                          937,032      462,352   (2,400,245) (11,108,013)
Translation of assets and
liabilities in foreign currencies                         --           --           --         (270)
                                                 -----------  -----------  -----------  -----------
Net realized and unrealized gain
(loss)                                            (1,999,505)   2,533,792   (3,729,152)  (7,285,858)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
from operations                                  ($1,903,639)  $2,581,884  ($3,255,136) ($7,054,044)
===================================================================================================

The Statement of Operations summarizes for each of the Funds the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.





Statements of Operations (continued)
Six months ended June 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------

                                                         V.A.         V.A.         V.A.         V.A.
                                                  TECHNOLOGY         BOND MONEY MARKET    STRATEGIC
                                                        FUND         FUND         FUND  INCOME FUND
                                                 -----------  -----------  -----------  -----------
Investment Income:
Dividends (net of foreign
withholding tax of $425, none,
none and none, respectively)                          $4,033           --           --       $8,332
Interest                                              61,129   $1,274,160   $2,597,886    1,604,967
Securities lending                                     1,931           --           --           --
                                                 -----------  -----------  -----------  -----------
Total investment income                               67,093    1,274,160    2,597,886    1,613,299
---------------------------------------------------------------------------------------------------
Expenses:
Investment management fee                             64,569      103,111      255,409      116,449
Custodian fee                                         15,732       23,415       16,685       10,181
Auditing fee                                           5,951        5,495        4,336        4,796
Printing                                               2,217        2,127          932          577
Legal fees                                             1,603          284          612          154
Accounting and legal services fee                      1,579        4,034        9,994        3,797
Trustees' fee                                            374          647        1,735          515
Miscellaneous                                            238          360          199          239
Registration and filing fees                               8            8            7           21
Organization expense                                      --        1,053        1,053        1,053
                                                 -----------  -----------  -----------  -----------
Total expenses                                        92,271      140,534      290,962      137,782
Less expense reductions                               (7,551)          --           --           --
---------------------------------------------------------------------------------------------------
Net expenses                                          84,720      140,534      290,962      137,782
---------------------------------------------------------------------------------------------------
Net investment income (loss)                         (17,627)   1,133,626    2,306,924    1,475,517
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                       (1,778,652)     274,804           --     (625,492)
Foreign currency transactions                             --           --           --       30,346
Change in unrealized appreciation
(depreciation) on:
Investments                                       (3,330,550)    (541,491)          --     (300,466)
Translation of assets and
liabilities in foreign currencies                         --           --           --       37,333
                                                 -----------  -----------  -----------  -----------
Net realized and unrealized loss                  (5,109,202)    (266,687)          --     (858,279)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
from operations                                  ($5,126,829)    $866,939   $2,306,924     $617,238
===================================================================================================

See notes to financial statements.





Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                      V.A.                      V.A.                      V.A.
                                                         CORE EQUITY FUND       RELATIVE VALUE FUND  SOVEREIGN INVESTORS FUND
                                                 ------------------------  ------------------------  ------------------------
                                                               SIX MONTHS                SIX MONTHS                SIX MONTHS
                                                        YEAR        ENDED         YEAR        ENDED         YEAR        ENDED
                                                       ENDED      JUNE 30,       ENDED      JUNE 30,       ENDED      JUNE 30,
                                                 DECEMBER 31,        2001  DECEMBER 31,        2001  DECEMBER 31,        2001
                                                        2000   (UNAUDITED)        2000   (UNAUDITED)        2000   (UNAUDITED)
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                               $196,241      $95,866      $54,327      $48,092     $675,781     $474,016
Net realized gain (loss)                             153,575   (2,936,537)  13,434,131    2,071,440   (1,886,401)  (1,328,907)
Change in net unrealized
appreciation (depreciation)                       (3,702,349)     937,032  (15,296,586)     462,352    1,083,527   (2,400,245)
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net
assets resulting from operations                  (3,352,533)  (1,903,639)  (1,808,128)   2,581,884     (127,093)  (3,255,136)
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Distributions to Shareholders: *
From net investment income                          (199,287)     (93,007)     (42,822)     (56,408)    (678,637)    (486,814)
From net realized gain                              (695,716)          --  (15,128,734)          --           --           --
In excess of net realized gain                      (844,741)          --           --           --           --           --
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Total distributions to shareholders               (1,739,744)     (93,007) (15,171,556)     (56,408)    (678,637)    (486,814)
                                                 -----------  -----------  -----------  -----------  -----------  -----------
From Fund Share Transactions:
Shares sold                                       11,671,817    6,436,466   13,227,216   37,266,291   16,811,905   22,295,811
Shares issued to shareholders in
reinvestment of distributions                      1,739,743       93,007   15,171,557       56,408      678,636      486,814
Less shares repurchased                          (12,638,050)  (4,069,385) (11,142,581) (26,903,976) (11,610,910)  (5,900,944)
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Net increase                                         773,510    2,460,088   17,256,192   10,418,723    5,879,631   16,881,681
                                                 -----------  -----------  -----------  -----------  -----------  -----------

Net Assets:
Beginning of period                               44,991,317   40,672,550   38,766,104   39,042,612   50,254,197   55,328,098
                                                 -----------  -----------  -----------  -----------  -----------  -----------
End of period (including
undistributed (distributions in
excess of)  net investment income
of ($197), $2,662, $7,190,
($1,126),  ($253), and ($13,051),
respectively)                                    $40,672,550  $41,135,992  $39,042,612  $51,986,811  $55,328,098  $68,467,829
                                                 ===========  ===========  ===========  ===========  ===========  ===========

Distributions to Shareholders:
Per share dividends from net
investment income                                    $0.0888      $0.0390      $0.0186      $0.0134      $0.2077      $0.1148
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Per share distributions from net
realized gain                                        $0.6886           --      $6.5883           --           --           --
                                                 -----------  -----------  -----------  -----------  -----------  -----------

* Analysis of Fund Share Transactions:
Shares sold                                          601,375      384,016      744,370    3,395,712    1,103,469    1,506,526
Shares issued to shareholders in
reinvestment of distributions                         99,280        5,717    1,406,946        5,499       44,976       33,495
Less shares repurchased                             (662,061)    (242,365)    (631,982)  (2,448,161)    (771,887)    (400,730)
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Net increase                                          38,594      147,368    1,519,334      953,050      376,558    1,139,291
                                                 ===========  ===========  ===========  ===========  ===========  ===========

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the per share amount of distributions made to shareholders of each Fund for the periods indicated.

See notes to financial statements.





Statements of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------------------------
                                                                      V.A.                       V.A.                      V.A.
                                                FINANCIAL INDUSTRIES FUND            TECHNOLOGY FUND                 BOND FUND
                                                 ------------------------  -------------------------  ------------------------
                                                               SIX MONTHS                 SIX MONTHS                SIX MONTHS
                                                        YEAR        ENDED         YEAR         ENDED         YEAR        ENDED
                                                       ENDED      JUNE 30,       ENDED       JUNE 30,       ENDED      JUNE 30,
                                                 DECEMBER 31,        2001  DECEMBER 31,         2001  DECEMBER 31,        2001
                                                        2000   (UNAUDITED)        2000(1) (UNAUDITED)        2000   (UNAUDITED)
                                                 -----------  -----------  -----------   -----------  -----------  -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                        $194,288     $231,814      $25,753      ($17,627)  $1,040,920   $1,133,626
Net realized gain (loss)                             696,899    3,822,425     (193,630)   (1,778,652)    (152,050)     274,804
Change in net unrealized
appreciation (depreciation)                       12,306,484  (11,108,283)  (3,889,092)   (3,330,550)   1,085,497     (541,491)
                                                 -----------  -----------  -----------   -----------  -----------  -----------
Net increase (decrease) in net
assets resulting from operations                  13,197,671   (7,054,044)  (4,056,969)   (5,126,829)   1,974,367      866,939
                                                 -----------  -----------  -----------   -----------  -----------  -----------
Distributions to Shareholders: *
From net investment income                          (169,614)          --      (24,458)           --   (1,040,858)  (1,188,894)
From net realized gain                                    --           --           --            --           --           --
                                                 -----------  -----------  -----------   -----------  -----------  -----------
Total distributions to shareholders                 (169,614)          --      (24,458)           --   (1,040,858)  (1,188,894)
                                                 -----------  -----------  -----------   -----------  -----------  -----------
From Fund Share Transactions:
Shares sold                                       20,739,283   23,159,825   18,589,255    14,331,670   13,994,748   46,649,420
Shares issued to shareholders in
reinvestment of distributions                        169,614           --       24,458            --    1,040,858    1,166,619
Less shares repurchased                          (11,882,798)  (5,482,782)    (490,242)   (1,665,604)  (3,326,986)  (4,974,940)
                                                 -----------  -----------  -----------   -----------  -----------  -----------
Net increase                                       9,026,099   17,677,043   18,123,471    12,666,066   11,708,620   42,841,099
                                                 -----------  -----------  -----------   -----------  -----------  -----------

Net Assets:
Beginning of period                               49,312,440   71,366,596           --    14,042,044   12,530,588   25,172,717
                                                 -----------  -----------  -----------   -----------  -----------  -----------
End of period (including
undistributed net investment
income  (accumulated net
investment loss) of $2,898,
$234,712, $1,295,  ($16,332),
$21,480 and ($66,501),
respectively)                                    $71,366,596  $81,989,595  $14,042,044   $21,581,281  $25,172,717  $67,691,861
                                                 ===========  ===========  ===========   ===========  ===========  ===========

Distributions to Shareholders:
Per share dividends from net
investment income                                    $0.0450           --      $0.0143            --      $0.6434      $0.2961
                                                 -----------  -----------  -----------   -----------  -----------  -----------
Per share distributions from net
realized gain                                             --           --           --            --           --           --
                                                 -----------  -----------  -----------   -----------  -----------  -----------

* Analysis of Fund Share Transactions:
Shares sold                                        1,252,923    1,385,001    1,961,452     2,474,548    1,400,901    4,499,608
Shares issued to shareholders in
reinvestment of distributions                          9,578           --        3,292            --      104,450      113,006
Less shares repurchased                             (779,897)    (335,670)     (48,490)     (297,353)    (336,738)    (475,645)
                                                 -----------  -----------  -----------   -----------  -----------  -----------
Net increase                                         482,604    1,049,331    1,916,254     2,177,195    1,168,613    4,136,969
                                                 ===========  ===========  ===========   ===========  ===========  ===========

(1) Commenced operations on May 1, 2000.

See notes to financial statements.





Statements of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------
                                                                       V.A.                        V.A.
                                                         MONEY MARKET FUND       STRATEGIC INCOME FUND
                                                 -------------------------   -------------------------
                                                                SIX MONTHS                  SIX MONTHS
                                                        YEAR         ENDED          YEAR         ENDED
                                                       ENDED       JUNE 30,        ENDED       JUNE 30,
                                                 DECEMBER 31,         2001   DECEMBER 31,         2001
                                                        2000    (UNAUDITED)         2000    (UNAUDITED)
                                                 -----------   -----------   -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                             $2,278,752    $2,306,924    $2,451,388    $1,475,517
Net realized loss                                         --            --      (700,276)     (595,146)
Change in net unrealized
appreciation (depreciation)                               --            --    (1,322,235)     (263,133)
                                                 -----------   -----------   -----------   -----------
Net increase in net assets
resulting from operations                          2,278,752     2,306,924       428,877       617,238
                                                 -----------   -----------   -----------   -----------
Distributions to Shareholders: *
From net investment income                        (2,278,752)   (2,306,924)   (2,359,734)   (1,766,663)
From net realized gain                                    --            --      (350,215)           --
Tax return of capital                                     --            --       (91,654)           --
                                                 -----------   -----------   -----------   -----------
Total distributions to shareholders               (2,278,752)   (2,306,924)   (2,801,603)   (1,766,663)
                                                 -----------   -----------   -----------   -----------
From Fund Share Transactions:
Shares sold                                      188,358,513   216,704,153    14,978,386    21,277,833
Shares issued to shareholders in
reinvestment of distributions                      2,374,022     2,311,895     2,801,603     1,742,986
Less shares repurchased                         (149,766,710) (149,438,538)   (3,217,447)   (3,506,983)
                                                 -----------   -----------   -----------   -----------
Net increase                                      40,965,825    69,577,510    14,562,542    19,513,836
                                                 -----------   -----------   -----------   -----------

Net Assets:
Beginning of period                               32,951,507    73,917,332    22,281,983    34,471,799
                                                 -----------   -----------   -----------   -----------
End of period (including
undistributed net investment
income (loss)  (distributions in
excess of net investment income)
of $193, $193,  ($126,198) and
($647,782), respectively)                        $73,917,332  $143,494,842   $34,471,799   $52,836,210
                                                 ===========   ===========   ===========   ===========

Distributions to Shareholders:
Per share dividends from net
investment income                                    $0.0576       $0.0232       $0.8345       $0.3978
                                                 -----------   -----------   -----------   -----------
Per share distributions from net
realized gain                                             --            --       $0.0945            --
                                                 -----------   -----------   -----------   -----------

* Analysis of Fund Share Transactions:
Shares sold                                      188,358,513   216,704,153     1,598,355     2,410,662
Shares issued to shareholders in
reinvestment of distributions                      2,374,022     2,311,895       302,236       196,644
Less shares repurchased                         (149,766,710) (149,438,538)     (339,848)     (393,723)
                                                 -----------   -----------   -----------   -----------
Net increase                                      40,965,825    69,577,510     1,560,743     2,213,583
                                                 ===========   ===========   ===========   ===========

See notes to financial statements.




Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------------------
                                                                             V.A. CORE EQUITY FUND
                                              --------------------------------------------------------------------------------
                                                                                                                    SIX MONTHS
                                                PERIOD                                                                   ENDED
                                                 ENDED                       YEAR ENDED DECEMBER 31,                   JUNE 30,
                                           DECEMBER 31,      --------------------------------------------------           2001
                                                1996(1)          1997          1998          1999          2000     (UNAUDITED)
                                              --------       --------      --------      --------      --------      ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period            $10.00         $11.11        $14.11        $17.74        $19.70         $17.52
                                              --------       --------      --------      --------      --------       --------
Net Investment Income(2)                          0.06           0.16          0.10          0.09          0.08           0.04
Net Realized and Unrealized Gain (Loss) on
Investments                                       1.12           3.23          3.90          2.36         (1.48)         (0.86)
                                              --------       --------      --------      --------      --------       --------
Total from Investment Operations                  1.18           3.39          4.00          2.45         (1.40)         (0.82)
                                              --------       --------      --------      --------      --------       --------

Less Distributions:
From Net Investment Income                       (0.06)         (0.14)        (0.10)        (0.09)        (0.09)         (0.04)
In Excess of Net Investment Income                  --             --            --            --(3)         --             --
From Net Realized Gain                           (0.01)         (0.25)        (0.27)        (0.40)        (0.31)            --
In Excess of Net Realized Gain                      --             --            --            --         (0.38)            --
                                              --------       --------      --------      --------      --------       --------
Total Distributions                              (0.07)         (0.39)        (0.37)        (0.49)        (0.78)         (0.04)
                                              --------       --------      --------      --------      --------       --------
Net Asset Value, End of Period                  $11.11         $14.11        $17.74        $19.70        $17.52         $16.66
                                              ========       ========      ========      ========      ========       ========
Total Investment Return(4)                      11.78%(5,6)    30.68%(6)     28.42%        13.89%        (7.11%)        (4.68%)(5)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)        $1,149         $8,719       $26,691       $44,991       $40,673        $41,136
Ratio of Expenses to Average Net Assets          0.95%(7)       0.95%         0.95%         0.83%         0.85%          0.87%(7)
Ratio of Adjusted Expenses to Average Net
Assets(8)                                        4.23%(7)       1.59%            --            --            --             --
Ratio of Net Investment Income to Average
Net Assets                                       1.60%(7)       1.24%         0.65%         0.47%         0.45%          0.49%(7)
Portfolio Turnover Rate                            24%            53%           55%           77%           97%            43%

(1) Commenced operations on August 29, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Less than $0.01 per share.

(4) Assumes dividend reinvestment.

(5) Not annualized.

(6) The total return would have been lower had certain expenses not been reduced during the period shown

(7) Annualized.

(8) Does not take into consideration expense reductions during the periods shown.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains
(losses), distributions and total investment return of each Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
 ---------------------------------------------------------------------------------------------------------------
                                                                        V.A. RELATIVE VALUE FUND
                                                        --------------------------------------------------------
                                                                                                      SIX MONTHS
                                                          PERIOD                                           ENDED
                                                           ENDED         YEAR ENDED DECEMBER 31,         JUNE 30,
                                                     DECEMBER 31,       ------------------------            2001
                                                          1998(1)           1999            2000      (UNAUDITED)
                                                        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $10.00          $12.03          $18.03          $10.64
                                                        --------        --------        --------        --------
Net Investment Income(2)                                    0.11            0.10            0.02            0.01
Net Realized and Unrealized Gain (Loss) on
Investments                                                 2.02            6.65           (0.80)           0.61
                                                        --------        --------        --------        --------
Total from Investment Operations                            2.13            6.75           (0.78)           0.62
                                                        --------        --------        --------        --------
Less Distributions:
From Net Investment Income                                 (0.10)          (0.10)          (0.02)          (0.01)
From Net Realized Gain                                        --           (0.65)          (6.59)             --
                                                        --------        --------        --------        --------
Total Distributions                                        (0.10)          (0.75)          (6.61)          (0.01)
                                                        --------        --------        --------        --------
Net Asset Value, End of Period                            $12.03          $18.03          $10.64          $11.25
                                                        ========        ========        ========        ========
Total Investment Return(3)                                21.39%(4,5)     56.65%          (4.80%)          5.87%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                 $17,368         $38,766         $39,043         $51,987
Ratio of Expenses to Average Net Assets                    0.85%(6)        0.77%           0.79%           0.75%(6)
Ratio of Adjusted Expenses to Average Net
Assets(7)                                                  1.03%(6)           --              --              --
Ratio of Net Investment Income to Average
Net Assets                                                 1.17%(6)        0.66%           0.13%           0.24%(6)
Portfolio Turnover Rate                                     242%            166%            164%             40%

(1) Commenced operations on January 6, 1998.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) Not annualized.

(5) The total return would have been lower had certain expenses not been reduced during the period shown.

(6) Annualized.

(7) Does not take into consideration expense reductions during the period shown.

See notes to financial statements.




Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------------------
                                                                       V.A. SOVEREIGN INVESTORS FUND
                                              --------------------------------------------------------------------------------
                                                                                                                    SIX MONTHS
                                                PERIOD                                                                   ENDED
                                                 ENDED                      YEAR ENDED DECEMBER 31,                    JUNE 30,
                                           DECEMBER 31,      --------------------------------------------------           2001
                                                1996(1)          1997          1998          1999          2000     (UNAUDITED)
                                              --------       --------      --------      --------      --------      ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period            $10.00         $10.74        $13.59        $15.61        $15.96        $15.69
                                              --------       --------      --------      --------      --------      --------
Net Investment Income(2)                          0.07           0.22          0.27          0.24          0.21          0.12
Net Realized and Unrealized Gain (Loss) on
Investments                                       0.76           2.82          2.00          0.35         (0.27)        (1.02)
                                              --------       --------      --------      --------      --------      --------
Total from Investment Operations                  0.83           3.04          2.27          0.59         (0.06)        (0.90)
                                              --------       --------      --------      --------      --------      --------

Less Distributions:
From Net Investment Income                       (0.07)         (0.18)        (0.25)        (0.24)        (0.21)        (0.11)
In Excess of Net Investment Income                  --             --            --            --(3)         --            --
From Net Realized Gain                           (0.02)         (0.01)           --            --            --            --
Tax Return of Capital                               --             --            --            --(3)         --            --
                                              --------       --------      --------      --------      --------      --------
Total Distributions                              (0.09)         (0.19)        (0.25)        (0.24)        (0.21)        (0.11)
                                              --------       --------      --------      --------      --------      --------
Net Asset Value, End of Period                  $10.74         $13.59        $15.61        $15.96        $15.69        $14.68
                                              ========       ========      ========      ========      ========      ========
Total Investment Return(4)                       8.30%(5,6)    28.43%(6)     16.88%         3.84%        (0.33%)       (5.70%)(5)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)        $1,111        $12,187       $34,170       $50,254       $55,328       $68,468
Ratio of Expenses to Average Net Assets          0.85%(7)       0.85%         0.74%         0.70%         0.72%         0.70%(7)
Ratio of Adjusted Expenses to Average Net
Assets(8)                                        3.78%(7)       1.16%            --            --            --            --
Ratio of Net Investment Income to Average
Net Assets                                       1.90%(7)       1.81%         1.88%         1.57%         1.37%         1.59%(7)
Portfolio Turnover Rate                            17%            11%           19%           26%           46%           23%

(1) Commenced operations on August 29, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Less than $0.01 per share.

(4) Assumes dividend reinvestment.

(5) Not annualized.

(6) The total return would have been lower had certain expenses not been reduced during the period shown.

(7) Annualized.

(8) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.




Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------------------
                                                                          V.A. FINANCIAL INDUSTRIES FUND
                                                      ------------------------------------------------------------------------
                                                                                                                    SIX MONTHS
                                                        PERIOD                                                           ENDED
                                                         ENDED                 YEAR ENDED DECEMBER 31,                 JUNE 30,
                                                   DECEMBER 31,       ----------------------------------------            2001
                                                        1997(1)           1998            1999            2000      (UNAUDITED)
                                                      --------        --------        --------        --------       ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period                    $10.00          $13.44          $14.45          $14.46          $18.34
                                                      --------        --------        --------        --------        --------
Net Investment Income(2)                                  0.11            0.18            0.11            0.06            0.05
Net Realized and Unrealized Gain on
Investments                                               3.39            0.97            0.06            3.87           (1.80)
                                                      --------        --------        --------        --------        --------
Total from Investment Operations                          3.50            1.15            0.17            3.93           (1.75)
                                                      --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income                               (0.05)          (0.14)          (0.10)          (0.05)             --
From Net Realized Gain                                   (0.01)             --(3)        (0.05)             --              --
Tax Return of Capital                                       --              --           (0.01)             --              --
                                                      --------        --------        --------        --------        --------
Total Distributions                                      (0.06)          (0.14)          (0.16)          (0.05)             --
                                                      --------        --------        --------        --------        --------
Net Asset Value, End of Period                          $13.44          $14.45          $14.46          $18.34          $16.59
                                                      ========        ========        ========        ========        ========
Total Investment Return(4)                              35.05%(5,6)      8.55%           1.23%          27.16%          (9.54%)(5)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)               $18,465         $54,569         $49,312         $71,367         $81,990
Ratio of Expenses to Average Net Assets                  1.05%(7)        0.92%           0.90%           0.90%           0.90%(7)
Ratio of Adjusted Expenses to Average Net
Assets(8)                                                1.39%(7)          --              --              --              --
Ratio of Net Investment Income to Average
Net Assets                                               1.32%(7)        1.25%           0.77%           0.36%           0.65%(7)
Portfolio Turnover Rate                                    11%             38%             72%             41%             53%

(1) Commenced operations on April 30, 1997.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Less than $0.01 per share.

(4) Assumes dividend reinvestment.

(5) Not annualized.

(6) The total return would have been lower had certain expenses not been reduced during the period shown.

(7) Annualized.

(8) Does not take into consideration expense reductions during the period shown.

See notes to financial statements.




Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------
                                                           V.A. TECHNOLOGY FUND
                                                        --------------------------
                                                                        SIX MONTHS
                                                          PERIOD             ENDED
                                                           ENDED           JUNE 30,
                                                     DECEMBER 31,             2001
                                                          2000(1)       (UNAUDITED)
                                                        --------          --------
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $10.00             $7.33
                                                        --------          --------
Net Investment Income(2)                                    0.03             (0.01)
Net Realized and Unrealized Loss on
Investments                                                (2.69)            (2.05)
                                                        --------          --------
Total from Investment Operations                           (2.66)            (2.06)
                                                        --------          --------
Less Distributions:
From Net Investment Income                                 (0.01)               --
                                                        --------          --------
Total Distributions                                        (0.10)            $5.27
                                                        --------          --------
Net Asset Value, End of Period                             $7.33            $11.25
                                                        ========          ========
Total Investment Return(3,4)                             (26.56%)(5)       (28.10%)(5)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                 $14,402           $21,581
Ratio of Expenses to Average Net Assets                    1.05%(6)          1.05%(6)
Ratio of Adjusted Expenses to Average Net
Assets(7)                                                  1.99%(6)          1.14%(6)
Ratio of Net Investment Income to Average
Net Assets                                                 0.62%(6)         (0.22%)(6)
Portfolio Turnover Rate                                      75%               21%

(1) Commenced operations on May 1, 2000.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) The total returns would have been lower had certain expenses not been reduced during the period shown.

(5) Not annualized.

(6) Annualized.

(7) Does not take into consideration expense reductions during the period shown.

See notes to financial statements.




Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
 ----------------------------------------------------------------------------------------------------------------------------
                                                                               V.A. BOND FUND
                                              -------------------------------------------------------------------------------
                                                                                                                   SIX MONTHS
                                                PERIOD                                                                  ENDED
                                                 ENDED                      YEAR ENDED DECEMBER 31,                   JUNE 30,
                                           DECEMBER 31,      --------------------------------------------------          2001
                                                1996(1)          1997          1998          1999          2000    (UNAUDITED)
                                              --------       --------      --------      --------      --------     ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period            $10.00         $10.19        $10.36        $10.51         $9.81        $10.29
                                              --------       --------      --------      --------      --------      --------
Net Investment Income(2)                          0.23           0.68          0.63          0.64          0.64          0.28
Net Realized and Unrealized Gain (Loss) on
Investments                                       0.21           0.24          0.32         (0.70)         0.50          0.01
                                              --------       --------      --------      --------      --------      --------
Total from Investment Operations                  0.44           0.92          0.95         (0.06)         1.12          0.29
                                              --------       --------      --------      --------      --------      --------

Less Distributions:
From Net Investment Income                       (0.23)         (0.68)        (0.63)        (0.64)        (0.64)        (0.30)
From Net Realized Gain                           (0.02)         (0.07)        (0.17)           --            --            --
                                              --------       --------      --------      --------      --------      --------
Total Distributions                              (0.25)         (0.75)        (0.80)        (0.64)        (0.64)        (0.30)
                                              --------       --------      --------      --------      --------      --------
Net Asset Value, End of Period                  $10.19         $10.36        $10.51         $9.81        $10.29        $10.28
                                              ========       ========      ========      ========      ========      ========
Total Investment Return(3)                       4.42%(4,5)     9.30%(5)      9.41%(5)     (0.51%)(5)    11.89%(5)      2.78%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)        $1,056         $3,682       $10,669       $12,531       $25,173       $67,692
Ratio of Expenses to Average Net Assets          0.75%(6)       0.75%         0.75%         0.75%         0.75%         0.68%(6)
Ratio of Adjusted Expenses to Average Net
Assets(7)                                        4.15%(6)       2.53%         1.34%         1.01%         0.92%           --
Ratio of Net Investment Income to Average
Net Assets                                       6.69%(6)       6.57%         5.93%         6.39%         6.47%         5.50%(6,8)
Portfolio Turnover Rate                            45%           193%          367%          307%          298%          195%

(1) Commenced operations on August 29, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) Not annualized.

(5) The total return would have been lower had certain expenses not been reduced during the period shown.

(6) Annualized.

(7) Does not take into consideration expense reductions during the periods shown.

(8) Had the Fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 5.77%.

See notes to financial statements.




Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------------
                                                                           V.A. MONEY MARKET FUND
                                              -------------------------------------------------------------------------------
                                                                                                                   SIX MONTHS
                                                PERIOD                                                                  ENDED
                                                 ENDED                      YEAR ENDED DECEMBER 31,                   JUNE 30,
                                           DECEMBER 31,      --------------------------------------------------          2001
                                                1996(1)          1997          1998          1999          2000    (UNAUDITED)
                                              --------       --------      --------      --------      --------     ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period             $1.00          $1.00         $1.00         $1.00         $1.00         $1.00
                                              --------       --------      --------      --------      --------      --------
Net Investment Income(2)                          0.02           0.05          0.05          0.05          0.06          0.02
                                              --------       --------      --------      --------      --------      --------

Less Distributions:
From Net Investment Income                       (0.02)         (0.05)        (0.05)        (0.05)        (0.06)        (0.02)
                                              --------       --------      --------      --------      --------      --------
Net Asset Value, End of Period                   $1.00          $1.00         $1.00         $1.00         $1.00         $1.00
                                              ========       ========      ========      ========      ========      ========
Total Investment Return(3)                       1.61%(4,5)     4.88%(5)      4.87%         4.58%         5.90%         2.33%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)          $207         $8,377       $16,519       $32,952       $73,917      $143,495
Ratio of Expenses to Average Net Assets          0.75%(6)       0.75%         0.74%         0.66%         0.60%         0.57%(6)
Ratio of Adjusted Expenses to Average Net
Assets(7)                                       27.48%(6)       1.27%            --            --            --            --
Ratio of Net Investment Income to Average
Net Assets                                       4.68%(6)       4.86%         4.70%         4.55%         5.86%         4.52%(6)

(1) Commenced operations on August 29, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) Not annualized.

(5) The total return would have been lower had certain expenses not been reduced during the period shown.

(6) Annualized.

(7) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.




Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------------
                                                                          V.A. STRATEGIC INCOME FUND
                                              -------------------------------------------------------------------------------
                                                                                                                   SIX MONTHS
                                                PERIOD                                                                  ENDED
                                                 ENDED                      YEAR ENDED DECEMBER 31,                   JUNE 30,
                                           DECEMBER 31,      --------------------------------------------------          2001
                                                1996(1)          1997          1998          1999          2000    (UNAUDITED)
                                              --------       --------      --------      --------      --------     ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period            $10.00         $10.30        $10.47        $10.10         $9.77         $8.97
                                              --------       --------      --------      --------      --------      --------
Net Investment Income(2)                          0.27           0.91          0.85          0.80          0.83          0.33
Net Realized and Unrealized Gain (Loss) on
Investments                                       0.36           0.26         (0.35)        (0.33)        (0.71)        (0.17)
                                              --------       --------      --------      --------      --------      --------
Total from Investment Operations                  0.63           1.17          0.50          0.47          0.12          0.16
                                              --------       --------      --------      --------      --------      --------

Less Distributions:
From Net Investment Income                       (0.27)         (0.91)        (0.85)        (0.80)        (0.83)        (0.40)
From Net Realized Gain                           (0.06)         (0.09)        (0.02)           --         (0.09)           --
                                              --------       --------      --------      --------      --------      --------
Total Distributions                              (0.33)         (1.00)        (0.87)        (0.80)        (0.92)        (0.40)
                                              --------       --------      --------      --------      --------      --------
Net Asset Value, End of Period                  $10.30         $10.47        $10.10         $9.77         $8.97         $8.73
                                              ========       ========      ========      ========      ========      ========
Total Investment Return(3)                       6.45%(4,5)    11.77%(5)      4.92%(5)      4.82%(5)      1.40%         1.79%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)        $2,131         $5,540       $15,019       $22,282       $34,472       $52,836
Ratio of Expenses to Average Net Assets          0.85%(6)       0.85%         0.85%         0.85%         0.76%         0.71%(6)
Ratio of Adjusted Expenses to Average Net
Assets(7)                                        2.28%(6)       1.37%         0.93%         0.87%            --            --
Ratio of Net Investment Income to Average
Net Assets                                       7.89%(6)       8.77%         8.19%         8.06%         8.91%         7.60%(6,8)
Portfolio Turnover Rate                            73%           110%           92%           53%(9)        53%           47%

(1) Commenced operations on August 29, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) Not annualized.

(5) The total return would have been lower had certain expenses not been reduced during the period shown.

(6) Annualized.

(7) Does not take into consideration expense reductions during the periods shown.

(8) Had the Fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 9.10%

(9) Portfolio turnover rate excludes merger activity.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Core Equity Fund

Schedule of Investments
June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Core Equity Fund on June 30, 2001. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Aerospace (1.72%)
General Dynamics Corp.                                                      3,800        $295,678
United Technologies Corp.                                                   5,600         410,256
                                                                                   --------------
                                                                                          705,934
                                                                                   --------------
Automobile/Trucks (1.15%)
Ford Motor Co.                                                             13,000         319,150
Lear Corp.*                                                                 4,400         153,560
                                                                                   --------------
                                                                                          472,710
                                                                                   --------------
Banks - United States (4.05%)
Bank of America Corp.                                                       4,600         276,138
Comerica, Inc.                                                              3,100         178,560
FleetBoston Financial Corp.                                                 4,100         161,745
J.P. Morgan Chase & Co.                                                     5,600         249,760
Mellon Financial Corp.                                                      3,300         151,800
U.S. Bancorp                                                               28,400         647,236
                                                                                   --------------
                                                                                        1,665,239
                                                                                   --------------
Beverages (1.08%)
Anheuser-Busch Cos., Inc.                                                   4,600         189,520
PepsiCo, Inc.                                                               5,800         256,360
                                                                                   --------------
                                                                                          445,880
                                                                                   --------------
Building (0.60%)
Black & Decker Corp. (The)                                                  6,300         248,598
                                                                                   --------------
Chemicals (2.55%)
Air Products & Chemicals, Inc.                                              5,200         237,900
Dow Chemical Co.                                                           16,200         538,650
Praxair, Inc.                                                               5,800         272,600
                                                                                   --------------
                                                                                        1,049,150
                                                                                   --------------
Computers (14.07%)
Adobe Systems, Inc.                                                         2,300         108,100
Cadence Design Systems, Inc.*                                               6,000         111,780
Cisco Systems, Inc.*                                                        8,600         156,520
Dell Computer Corp.*                                                       14,000         366,100
Electronic Data Systems Corp.                                               6,100         381,250
First Data Corp.                                                            4,000         257,000
Fiserv, Inc.*                                                               3,500         223,930
International Business Machines Corp.                                       6,300         711,900
Lexmark International, Inc.*                                                7,800         524,550
Microsoft Corp.*                                                           25,500       1,861,500
Oracle Corp.*                                                              17,100         324,900
PeopleSoft, Inc.*                                                           3,000         147,690
Sabre Holdings Corp.*                                                       3,800         190,000
SunGard Data Systems, Inc.*                                                14,100         423,141
                                                                                   --------------
                                                                                        5,788,361
                                                                                   --------------
Cosmetics & Personal Care (0.68%)
Avon Products, Inc.                                                         6,000         277,680
                                                                                   --------------
Diversified Operations (7.27%)
General Electric Co.                                                       39,300       1,915,875
Minnesota Mining & Manufacturing Co.                                        3,300         376,530
Tyco International Ltd.                                                    12,800         697,600
                                                                                   --------------
                                                                                        2,990,005
                                                                                   --------------

Electronics (6.17%)
Analog Devices, Inc.*                                                       4,200         181,650
Applied Materials, Inc.*                                                    4,100         201,310
Intel Corp.                                                                31,600         924,300
KLA-Tencor Corp.*                                                           3,300         192,951
Linear Technology Corp.                                                     4,900         216,678
LSI Logic Corp.*                                                            7,000         131,600
Maxim Integrated Products, Inc.*                                            3,600         159,156
Parker- Hannifin Corp.                                                      3,700         157,028
Texas Instruments, Inc.                                                     7,800         245,700
Xilinx, Inc.*                                                               3,100         127,844
                                                                                   --------------
                                                                                        2,538,217
                                                                                   --------------
Energy (0.47%)
Mirant Corp.*                                                               5,600         192,640
                                                                                   --------------
Finance (5.84%)
Citigroup, Inc.                                                            32,600       1,722,584
Concord EFS, Inc.*                                                          4,100         213,241
Washington Mutual, Inc.                                                    12,450         467,498
                                                                                   --------------
                                                                                        2,403,323
                                                                                   --------------
Food (0.56%)
Kraft Foods, Inc. (Class A)*                                                3,000          93,000
Unilever NV, American Depositary Receipt
(ADR) (Netherlands)                                                         2,300         137,011
                                                                                   --------------
                                                                                          230,011
                                                                                   --------------
Insurance (4.35%)
American International Group, Inc.                                          5,600         481,600
Hartford Financial Services Group, Inc. (The)                               4,900         335,160
Lincoln National Corp.                                                      5,600         289,800
St. Paul Cos., Inc. (The)                                                   6,500         329,485
Torchmark Corp.                                                             4,300         172,903
XL Capital Ltd. (Class A)                                                   2,200         180,620
                                                                                   --------------
                                                                                        1,789,568
                                                                                   --------------
Leisure (0.53%)
Disney (Walt) Co. (The)                                                     7,500         216,675
                                                                                   --------------
Manufacturing (0.31%)
Danaher Corp.                                                               2,300         128,800
                                                                                   --------------
Media (4.26%)
AOL Time Warner, Inc.*                                                     20,600       1,091,800
AT&T Corp. - Liberty Media Group*                                          16,400         286,836
Viacom, Inc. (Class B)*                                                     7,200         372,600
                                                                                   --------------
                                                                                        1,751,236
                                                                                   --------------
Medical (11.90%)
Abbott Laboratories                                                         5,400         259,254
Allergan, Inc.                                                              2,000         171,000
American Home Products Corp.                                                7,400         432,456
Bristol-Myers Squibb Co.                                                    7,800         407,940
Invitrogen Corp.*                                                           2,000         111,280
Johnson & Johnson                                                          14,618         730,900
Laboratory Corp. of America
Holdings*                                                                   2,200         169,180
Lincare Holdings, Inc.*                                                     5,400         162,054
Merck & Co., Inc.                                                           9,400         600,754
Pfizer, Inc.                                                               34,000       1,361,700
Pharmacia Corp.                                                             3,600         165,420
Schering-Plough Corp.                                                       4,100         148,584
Trigon Healthcare, Inc.*                                                    2,700         175,095
                                                                                   --------------
                                                                                        4,895,617
                                                                                   --------------
Mortgage Banking (1.88%)
Fannie Mae                                                                  9,100         774,865
                                                                                   --------------
Office (0.45%)
Avery Dennison Corp.                                                        3,600         183,780
                                                                                   --------------
Oil & Gas (7.25%)
Apache Corp.                                                                2,500         126,875
Chevron Corp.                                                               3,000         271,500
El Paso Corp.                                                               2,300         120,842
Enron Corp.                                                                 7,000         343,000
Exxon Mobil Corp.                                                          14,112       1,232,683
Kerr-McGee Corp.                                                            2,400         159,048
Royal Dutch Petroleum Co. (ADR)
(Netherlands)                                                               9,600         559,392
USX - Marathon Group                                                        5,800         171,158
                                                                                   --------------
                                                                                        2,984,498
                                                                                   --------------
Paper & Paper Products (0.56%)
Kimberly-Clark Corp.                                                        4,100         229,190
                                                                                   --------------
Retail (8.78%)
Abercrombie & Fitch Co. (Class A)*                                          4,100         182,450
Bed Bath & Beyond, Inc.*                                                    5,600         168,000
CVS Corp.                                                                   4,600         177,560
Home Depot, Inc. (The)                                                      6,600         307,230
Kohl's Corp.*                                                               7,900         495,567
Lowe's Cos., Inc.                                                           9,200         667,460
May Department Stores Co. (The)                                             7,400         253,524
Target Corp.                                                                5,600         193,760
TJX Cos., Inc.                                                              9,700         309,139
Walgreen Co.                                                                3,900         133,185
Wal-Mart Stores, Inc.                                                      14,800         722,240
                                                                                   --------------
                                                                                        3,610,115
                                                                                   --------------
Soap & Cleaning Preparations (1.07%)
Colgate-Palmolive Co.                                                       4,100         241,859
Procter & Gamble Co. (The)                                                  3,100         197,780
                                                                                   --------------
                                                                                          439,639
                                                                                   --------------
Telecommunications (6.15%)
Broadwing, Inc.*                                                            6,700         163,815
Comverse Technology, Inc.*                                                  1,800         102,780
QUALCOMM, Inc.*                                                             4,500         263,160
Qwest Communications International, Inc.                                   17,000         541,790
Sprint Corp*                                                               11,700         282,555
Telephone and Data Systems, Inc.                                            1,800         195,750
Verizon Communications, Inc.                                               18,300         979,050
                                                                                   --------------
                                                                                        2,528,900
                                                                                   --------------
Tobacco (1.92%)
Philip Morris Cos., Inc.                                                   15,600         791,700
                                                                                   --------------
Utilities (4.01%)
Allegheny Energy, Inc.                                                      4,400         212,300
Duke Energy Corp.                                                          16,500         643,665
Exelon Corp.                                                                8,100         519,372
SBC Communications, Inc.                                                    6,900         276,414
                                                                                   --------------
                                                                                        1,651,751
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $36,203,706)                                                        (99.63%)     40,984,082
                                                                   --------------  --------------
                                                      INTEREST        PAR VALUE
                                                        RATE       (000s OMITTED)
                                                   --------------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.36%)
Investment in a joint repurchase
agreement transaction with UBS Warburg,
Inc. - Dated 06-29-01, due 07-02-01
(Secured by U.S. Treasury Bonds, 10.625%
due 08-15-15 and 6.250% due 08-15-23,
U.S. Treasury Note 5.625% due 11-30-02)                   3.97%               558         558,000
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS                                               (1.36%)        558,000
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                        (100.99%)     41,542,082
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.99%)       (406,090)
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)    $41,135,992
                                                                   ==============  ==============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Relative Value Fund

Schedule of Investments
June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Relative Value Fund on June 30, 2001. It's divided into three main categories: common stocks, bonds and short-term investments. Common stocks and bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Aerospace (1.53%)
Raytheon Co.                                                               30,000        $796,500
                                                                                   --------------
Business Services - Misc. (0.84%)
Moody's Corp.                                                              13,000         435,500
                                                                                   --------------
Computers (10.99%)
Computer Associates International, Inc.                                    51,493       1,853,748
Concord Communications, Inc.*                                              60,000         540,000
Hyperion Solutions Corp.*                                                  14,000         210,000
MicroStrategy, Inc.*                                                       50,000         140,000
Parametric Technology Corp.*                                              162,000       2,266,380
Viant Corp.*                                                               22,500          42,075
Wind River Systems, Inc.*                                                  37,950         662,607
                                                                                   --------------
                                                                                        5,714,810
                                                                                   --------------
Containers (0.70%)
Sealed Air Corp.*                                                           9,829         366,130
                                                                                   --------------
Cosmetics & Personal Care (0.11%)
Gillette Co. (The)                                                          1,900          55,081
                                                                                   --------------
Diversified Operations (2.75%)
Tyco International, Ltd.                                                   26,200       1,427,900
                                                                                   --------------
Electronics (14.39%)
Agere Systems, Inc. (Class A)*                                            403,990       3,029,925
Alpha Industries, Inc.                                                     44,200       1,306,110
Conexant Systems, Inc.*                                                    90,350         808,633
Flextronics International, Ltd.*
(Singapore)                                                                 9,000         234,990
MKS Instruments, Inc.*                                                     16,871         485,885
Sanmina Corp.*                                                              8,000         187,280
SBS Technologies, Inc.*                                                    12,000         227,040
Sony Corp. (Japan)                                                          4,800         315,598
Texas Instruments, Inc.                                                     8,000         252,000
Vicor Corp.*                                                               38,900         634,070
                                                                                   --------------
                                                                                        7,481,531
                                                                                   --------------
Fiber Optics (2.87%)
Finisar Corp.*                                                             80,000       1,494,400
                                                                                   --------------
Finance (1.81%)
Citigroup, Inc.                                                            17,841         942,718
                                                                                   --------------
Food (0.32%)
Hain Celestial Group, Inc.*                                                 7,500         165,000
                                                                                   --------------
Insurance (3.65%)
ACE, Ltd. (Bermuda)                                                        17,505         684,270
Ambac Financial Group, Inc.                                                12,334         717,839
XL Capital, Ltd. (Class A)                                                  6,032         495,227
                                                                                   --------------
                                                                                        1,897,336
                                                                                   --------------

Media (19.30%)
AT&T Corp. - Liberty Media Corp.
(Class A)*                                                                128,244       2,242,988
Clear Channel Communications, Inc.*                                        11,000         689,700
Cumulus Media, Inc. (Class A)*                                             75,000       1,018,500
Pegasus Communications Corp.*                                             120,700       2,715,750
USA Networks, Inc.*                                                        24,000         672,000
Viacom, Inc. (Class B)*                                                    17,000         879,750
XM Satellite Radio Holdings, Inc.
(Class A)*                                                                112,050       1,815,210
                                                                                   --------------
                                                                                       10,033,898
                                                                                   --------------
Medical (8.66%)
Abbott Laboratories                                                        17,500         840,175
Alpharma, Inc. (Class A)                                                   17,000         463,250
Apogent Technologies, Inc.*                                                32,500         799,500
Bristol-Myers Squibb Co.                                                   10,000         523,000
I-STAT Corp.*                                                              35,000         515,900
Schering-Plough Corp.                                                      37,500       1,359,000
                                                                                   --------------
                                                                                        4,500,825
                                                                                   --------------
Oil & Gas (0.87%)
Unocal Corp.                                                               13,300         454,195
                                                                                   --------------
Retail (1.56%)
McDonald's Corp.                                                           30,000         811,800
                                                                                   --------------
Telecommunications (22.70%)
ANTEC Corp.*                                                               57,750         716,100
CenturyTel, Inc.                                                           10,000         303,000
Corning, Inc.                                                              35,000         584,850
CTC Communications Group, Inc.*                                            60,000         183,600
Hughes Electronics Corp.                                                  107,500       2,176,875
Lucent Technologies, Inc.                                                  99,253         615,369
Motient Corp.*                                                             30,000          32,100
Nextel Communications, Inc. (Class
A)*                                                                        98,200       1,718,500
Nextel Partners, Inc. (Class A)*                                           33,000         512,160
QUALCOMM, Inc.*                                                            20,000       1,169,600
Sprint Corp.                                                              110,000       2,349,600
TeleCorp PCS, Inc. (Class A)*                                              30,000         581,100
Verizon Communications, Inc.                                               16,000         856,000
                                                                                   --------------
                                                                                       11,798,854
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $53,300,555)                                                        (93.05%)     48,376,478
                                                                   --------------  --------------

                                      INTEREST        CREDIT          PAR VALUE
                                        RATE          RATING**     (000s OMITTED)
                                   --------------  --------------  --------------
BONDS
Office (0.27%)
Danka Business Systems Plc,
Conv Note (United Kingdom)
04-01-02                                6.750%           B+                  $500        $140,625
                                                                                   --------------

TOTAL BONDS
(Cost $440,958)                                                            (0.27%)        140,625
                                                                   --------------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.51%)
Investment in a joint repurchase
agreement transaction with  UBS Warburg,
Inc. - Dated  06-29-01, due 07-02-01
(Secured by U.S. Treasury Bonds,  6.250%
thru 10.625%, due  08-15-15 thru
08-15-23  and U.S. Treasury Notes,
5.625%, due 11-30-02)                    3.970%                             2,863       2,863,000
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS                                               (5.51%)      2,863,000
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                         (98.83%)     51,380,103
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (1.17%)        606,708
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)    $51,986,811
                                                                   ==============  ==============

  * Non-income producing security.

 ** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc., where Standard & Poor's ratings are not available.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Sovereign Investors Fund

Schedule of Investments
June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Sovereign Investors Fund on June 30, 2001. It is divided into three main categories: common stocks, U.S. government obligations and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Advertising (1.07%)
Interpublic Group of Cos., Inc. (The)                                      25,000        $733,750
                                                                                   --------------
Banks - United States (6.79%)
FleetBoston Financial Corp.                                                22,000         867,900
Mellon Financial Corp.                                                     25,000       1,150,000
PNC Bank Corp.                                                             21,500       1,414,485
State Street Corp.                                                         10,000         494,900
Wells Fargo & Co.                                                          15,500         719,665
                                                                                   --------------
                                                                                        4,646,950
                                                                                   --------------
Beverages (1.10%)
PepsiCo, Inc.                                                              17,000         751,400
                                                                                   --------------
Chemicals (4.43%)
Air Products & Chemicals, Inc.                                             20,000         915,000
Dow Chemical Co.                                                           25,000         831,250
Rohm & Haas Co.                                                            39,000       1,283,100
                                                                                   --------------
                                                                                        3,029,350
                                                                                   --------------
Computers (4.95%)
Automatic Data Processing, Inc.                                             8,000         397,600
Cisco Systems, Inc.*                                                       31,000         564,200
Compaq Computer Corp.                                                      30,000         464,700
International Business Machines Corp.                                      16,000       1,808,000
Sun Microsystems, Inc.*                                                    10,000         157,200
                                                                                   --------------
                                                                                        3,391,700
                                                                                   --------------
Containers (1.47%)
Bemis Co., Inc.                                                            25,000       1,004,250
                                                                                   --------------
Diversified Operations (2.38%)
Minnesota Mining & Manufacturing Co.                                        3,500         399,350
Tyco International Ltd.                                                    22,500       1,226,250
                                                                                   --------------
                                                                                        1,625,600
                                                                                   --------------
Electronics (5.13%)
Emerson Electric Co.                                                       12,700         768,350
General Electric Co.                                                       28,800       1,404,000
Intel Corp.                                                                40,000       1,170,000
Texas Instruments, Inc.                                                     5,500         173,250
                                                                                   --------------
                                                                                        3,515,600
                                                                                   --------------
Finance (8.01%)
Citigroup, Inc.                                                            45,225       2,389,689
Household International, Inc.                                              11,500         767,050
J.P. Morgan Chase & Co.                                                    30,000       1,338,000
Merrill Lynch & Co., Inc.                                                   7,500         444,375
Morgan Stanley Dean Witter & Co.                                            8,500         545,955
                                                                                   --------------
                                                                                        5,485,069
                                                                                   --------------
Food (0.74%)
Kraft Foods, Inc. (Class A)*                                               16,435         509,485
                                                                                   --------------
Insurance (2.28%)
AFLAC, Inc.                                                                24,800         780,952
American International Group, Inc.                                          9,093         781,998
                                                                                   --------------
                                                                                        1,562,950
                                                                                   --------------

Media (1.52%)
Gannett Co., Inc.                                                           5,500         362,450
McGraw-Hill Cos., Inc. (The)                                               10,200         674,730
                                                                                   --------------
                                                                                        1,037,180
                                                                                   --------------
Medical (10.07%)
Abbott Laboratories                                                        21,000       1,008,210
American Home Products Corp.                                               23,000       1,344,120
Baxter International, Inc.                                                 22,200       1,087,800
Johnson & Johnson                                                          32,000       1,600,000
Merck & Co., Inc.                                                           9,000         575,190
Pfizer, Inc.                                                               19,250         770,963
Schering-Plough Corp.                                                      14,000         507,360
                                                                                   --------------
                                                                                        6,893,643
                                                                                   --------------
Mortgage Banking (3.40%)
Fannie Mae                                                                 15,000       1,277,250
Freddie Mac                                                                15,000       1,050,000
                                                                                   --------------
                                                                                        2,327,250
                                                                                   --------------
Office (1.50%)
Avery Dennison Corp.                                                       20,150       1,028,658
                                                                                   --------------
Oil & Gas (8.22%)
Anadarko Petroleum Corp.                                                   18,000         972,540
Chevron Corp.                                                              17,200       1,556,600
Conoco, Inc. (Class B)                                                     30,000         867,000
Exxon Mobil Corp.                                                          10,184         889,572
Halliburton Co.                                                            23,000         818,800
Royal Dutch Petroleum Co., American Depositary
Receipts (Netherlands)                                                      9,000         524,430
                                                                                   --------------
                                                                                        5,628,942
                                                                                   --------------
Paper & Paper Products (1.55%)
Kimberly-Clark Corp.                                                       19,000       1,062,100
                                                                                   --------------
Retail (2.37%)
Home Depot, Inc. (The)                                                      9,000         418,950
Lowe's Cos., Inc.                                                           7,000         507,850
SYSCO Corp.                                                                16,400         445,260
Target Corp.                                                                7,317         253,168
                                                                                   --------------
                                                                                        1,625,228
                                                                                   --------------
Telecommunications (2.19%)
Verizon Communications                                                     28,000       1,498,000
                                                                                   --------------
Tobacco (1.85%)
Philip Morris Cos., Inc.                                                   25,000       1,268,750
                                                                                   --------------
Utilities (5.48%)
BellSouth Corp.                                                            38,000       1,530,260
SBC Communications, Inc.                                                   22,844         915,130
Xcel Energy, Inc.                                                          46,000       1,308,700
                                                                                   --------------
                                                                                        3,754,090
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $47,820,735)                                                        (76.50%)     52,379,945
                                                                   --------------  --------------
                                      INTEREST        CREDIT          PAR VALUE
                                        RATE          RATING**     (000s OMITTED)
                                   --------------  --------------  --------------
U.S. GOVERNMENT OBLIGATIONS
Government - U.S. (13.85%)
United States Treasury,
Bond 05-15-30                           6.25%           AAA                $2,000      $2,118,420
Bond 02-15-31                           5.38            AAA                 2,000       1,895,000
Note 09-30-02                           5.88            AAA                 2,400       2,453,616
Note 02-28-03                           4.63            AAA                 3,000       3,019,230
                                                                                   --------------
                                                                                        9,486,266
                                                                                   --------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $9,675,719)                                                         (13.85%)      9,486,266
                                                                   --------------  --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.46%)
Investment in a joint repurchase
agreement transaction with
UBS Warburg, Inc. - Dated
06-29-01, due 07-02-01
(Secured by U.S. Treasury Bonds,
10.625% due 08-15-15 and
6.250% due 08-15-23,
U.S. Treasury Note 5.625%
due 11-30-02)                           3.97%                               6,474       6,474,000
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,474,000)                                                          (9.46%)      6,474,000
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                         (99.81%)     68,340,211
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.19%)        127,618
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)    $68,467,829
                                                                   ==============  ==============

 * Non-income producing security.

** Credit ratings by Moody's Investors Service or John Hancock Advisers,
   Inc. where Standard & Poor's ratings are not available.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Financial Industries Fund
Investors Fund

Schedule of Investments
June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Financial Industries Fund on June 30, 2001. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Banks - Foreign (3.33%)
Banco Popular Espanol SA (Spain)                                           36,500      $1,275,847
Lloyds TSB Group Plc (United
Kingdom)                                                                  145,000       1,450,943
                                                                                   --------------
                                                                                        2,726,790
                                                                                   --------------
Banks - Midwest (7.01%)
Fifth Third Bancorp                                                        57,250       3,437,862
Northern Trust Corp.                                                       36,900       2,306,250
                                                                                   --------------
                                                                                        5,744,112
                                                                                   --------------
Banks - Money Center (5.85%)
Citigroup, Inc.                                                            62,000       3,276,080
J.P. Morgan Chase & Co.                                                    34,000       1,516,400
                                                                                   --------------
                                                                                        4,792,480
                                                                                   --------------
Banks - Northeast (2.60%)
State Street Corp.                                                         43,100       2,133,019
                                                                                   --------------
Banks - Southeast (2.95%)
BB&T Corp.                                                                 65,900       2,418,530
                                                                                   --------------
Banks - Superregional (13.62%)
Bank of New York Co., Inc. (The)                                           44,500       2,136,000
FleetBoston Financial Corp.                                                66,536       2,624,845
PNC Financial Services Group.                                              15,000         986,850
U.S. Bancorp                                                              106,260       2,421,665
Wells Fargo & Co.                                                          64,500       2,994,735
                                                                                   --------------
                                                                                       11,164,095
                                                                                   --------------
Banks - West (2.45%)
Zions Bancorp.                                                             34,000       2,006,000
                                                                                   --------------
Broker Services (11.21%)
Goldman Sachs Group, Inc.                                                  26,500       2,273,700
Instinet Group Inc.*                                                        3,450          64,308
Lehman Brothers Holdings, Inc.                                             32,500       2,526,875
Merrill Lynch & Co., Inc.                                                  40,500       2,399,625
Schwab (Charles) Corp. (The)                                              126,076       1,928,963
                                                                                   --------------
                                                                                        9,193,471
                                                                                   --------------
Computer - Services (2.96%)
Fiserv, Inc.*                                                              38,000       2,431,240
                                                                                   --------------
Diversified Operations (5.01%)
General Electric Co.                                                       62,000       3,022,500
Tyco International Ltd.                                                    20,000       1,090,000
                                                                                   --------------
                                                                                        4,112,500
                                                                                   --------------
Finance - Consumer Loans (8.92%)
American Express Co.                                                       63,900       2,479,320
Household International, Inc.                                              42,000       2,801,400
MBNA Corp.                                                                 61,650       2,031,368
                                                                                   --------------
                                                                                        7,312,088
                                                                                   --------------
Finance - Investment Management (2.73%)
Amvescap Plc (United Kingdom)                                             129,000       2,240,601
                                                                                   --------------
Insurance - Brokers (3.51%)
Marsh & McLennan Cos., Inc.                                                28,300       2,858,300
Willis Group Holdings Ltd.*                                                 1,240          22,010
                                                                                   --------------
                                                                                        2,880,310
                                                                                   --------------
Insurance - Life (4.48%)
AFLAC, Inc.                                                                98,400       3,098,616
American General Corp.                                                     12,400         575,980
                                                                                   --------------
                                                                                        3,674,596
                                                                                   --------------
Insurance - Multi Line (4.10%)
AXA (France)                                                               48,000       1,367,371
Loews Corp.                                                                31,000       1,997,330
                                                                                   --------------
                                                                                        3,364,701
                                                                                   --------------
Insurance - Property & Casualty (9.15%)
Allstate Corp. (The)                                                       46,000       2,023,540
Ambac Financial Group, Inc.                                                37,750       2,197,050
American International Group, Inc.                                         38,125       3,278,750
                                                                                   --------------
                                                                                        7,499,340
                                                                                   --------------
Mortgage & Real Estate Services (3.53%)
Fannie Mae                                                                 34,000       2,895,100
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $68,696,240)                                                        (93.41%)     76,588,973
                                                                   --------------  --------------
                                                      INTEREST        PAR VALUE
                                                        RATE       (000s OMITTED)
                                                   --------------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.17%)
Investment in a joint repurchase
agreement transaction with  UBS Warburg,
Inc. - Dated 06-29-01 due 07-02-01
(Secured by U.S. Treasury  Bonds,
10.625% due 08-15-15 and  6.250% due
08-15-23, U.S. Treasury  Note 5.625% due
11-30-02)                                                3.97%             $5,059       5,059,000
                                                                   --------------  --------------
TOTAL SHORT-TERM INVESTMENTS                                               (6.17%)      5,059,000
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                         (99.58%)     81,647,973
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.42%)        341,622
                                                                   --------------  --------------
TOTAL NET ASETS                                                          (100.00%)    $81,989,595
                                                                   ==============  ==============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Technology Fund

Schedule of Investments
June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Technology Fund on June 30, 2001. It is divided into three main categories: common stocks, rights and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Advertising (0.29%)
DoubleClick, Inc.*                                                          4,500         $62,820
                                                                                   --------------
Computer - Graphics (1.38%)
Cadence Design Systems, Inc.*                                              16,000         298,080
                                                                                   --------------
Computer - Integrated Systems (0.68%)
Redback Networks, Inc.*                                                    16,500         147,180
                                                                                   --------------
Computer - Internet Services (6.18%)
Amazon.com, Inc.*                                                          13,500         191,025
Art Technology Group, Inc.*                                                11,000          63,800
Exodus Communications, Inc.*                                               19,500          40,170
Infospace, Inc.*                                                           14,000          53,760
Inktomi Corp.*                                                              2,975          28,530
RealNetworks, Inc.*                                                         9,850         115,738
ScreamingMedia, Inc.*                                                      13,250          39,088
TIBCO Software, Inc.*                                                       7,500          95,775
VeriSign, Inc.*                                                             9,500         570,095
VerticalNet, Inc.*                                                          3,400           8,466
Viant Corp.*                                                                1,700           3,179
Vignette Corp.*                                                            14,000         124,180
                                                                                   --------------
                                                                                        1,333,806
                                                                                   --------------
Computer - Local Networks (3.02%)
Cisco Systems, Inc.*                                                       24,000         436,800
JNI Corp.*                                                                  7,000          98,000
Lucent Technologies, Inc.                                                   3,600          22,320
Network Appliance, Inc.*                                                    7,000          95,900
                                                                                   --------------
                                                                                          653,020
                                                                                   --------------
Computer - Memory Devices (6.87%)
EMC Corp.*                                                                 17,500         508,375
Emulex Corp.*                                                              10,000         404,000
VERITAS Software Corp.*                                                     8,000         532,240
Western Digital Corp.*                                                      9,400          37,600
                                                                                   --------------
                                                                                        1,482,215
                                                                                   --------------
Computer - Micro/Macro (2.18%)
Dell Computer Corp.*                                                       18,000         470,700
                                                                                   --------------
Computer - Services (0.82%)
Unisys Corp.*                                                              12,000         176,520
                                                                                   --------------
Computer - Software (20.53%)
BEA Systems, Inc.*                                                         15,500         476,005
Citrix Systems, Inc.*                                                      15,500         540,950
i2 Technologies, Inc.*                                                     16,000         316,800
Mercury Interactive Corp.*                                                 10,500         628,950
Networks Associates, Inc.*                                                  4,500          56,025
Oracle Corp.*                                                              18,000         342,000
Parametric Technology Corp.*                                               23,000         321,770
Rational Software Corp.*                                                   18,000         504,900
Siebel Systems, Inc.*                                                      12,000         562,800
SmartForce Plc,* American Depositary Receipt
(ADR) (Ireland)                                                             9,500         334,685
Sun Microsystems, Inc.*                                                    22,000         345,840
                                                                                   --------------
                                                                                        4,430,725
                                                                                   --------------

Electronics - Components Misc. (6.03%)
Flextronics International Ltd.* (Singapore)                                19,500         509,145
Sanmina Corp.*                                                             17,000         397,970
Solectron Corp.*                                                           21,500         393,450
                                                                                   --------------
                                                                                        1,300,565
                                                                                   --------------
Electronics - Products Misc. (0.80%)
Aeroflex, Inc.*                                                            16,500         173,250
                                                                                   --------------
Electronics - Semiconductor Components (26.92%)
Amkor Technology, Inc.*                                                    15,000         331,500
Analog Devices, Inc.*                                                      11,000         475,750
Applied Materials, Inc.*                                                   13,000         638,300
Applied Micro Circuits Corp.*                                               8,000         137,600
ASM Lithography Holding N.V.* (Netherlands)                                15,500         344,875
Atmel Corp.*                                                               20,500         276,545
Cypress Semiconductor Corp.*                                               22,500         536,625
Integrated Device Technology, Inc.*                                        15,000         475,350
Intel Corp.                                                                 4,000         117,000
KLA-Tencor Corp.*                                                          12,000         701,640
Micron Technology, Inc.*                                                   17,500         719,250
MKS Instruments, Inc.*                                                     11,000         316,800
Novellus Systems, Inc.*                                                     8,000         454,320
PRI Automation, Inc.*                                                         300           5,557
Taiwan Semiconductor Manufacturing Co. Ltd.*
(ADR) (Taiwan)                                                             14,995         227,774
Transmeta Corp.*                                                            9,000          50,220
                                                                                   --------------
                                                                                        5,809,106
                                                                                   --------------
Fiber Optics (3.78%)
CIENA Corp.*                                                                8,000         304,000
Finisar Corp.*                                                             21,000         392,280
JDS Uniphase Corp.*                                                         9,500         118,750
                                                                                   --------------
                                                                                          815,030
                                                                                   --------------
Media - Cable TV (3.93%)
AOL Time Warner, Inc.*                                                     16,000         848,000
                                                                                   --------------
Telecom - Equipment (5.21%)
Ericsson (L.M.) Telephone Co. (Class B)
(ADR) (Sweden)                                                             12,500          67,750
Nokia Corp. (ADR) (Finland)                                                22,500         495,900
QUALCOMM, Inc.*                                                             9,500         555,560
Tut Systems, Inc.*                                                          3,350           5,561
                                                                                   --------------
                                                                                        1,124,771
                                                                                   --------------
Telecom - Services (1.17%)
Global Crossing Ltd.* (Bermuda)                                            25,000         216,000
Global Light Telecommunications, Inc.* (Canada)                             1,600           3,568
Metromedia Fiber Network, Inc. (Class A)*                                  13,000          26,520
Primus Telecommunications Group, Inc.*                                      7,750           6,355
                                                                                   --------------
                                                                                          252,443
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $26,597,872)                                                        (89.79%)     19,378,231
                                                                    -------------  --------------

RIGHTS
Seagate Technology, Inc.                                                    5,200              $0
                                                                                   --------------
TOTAL RIGHTS
(Cost $0)                                                                  (0.00%)              0
                                                                    -------------  --------------
                                                      INTEREST        PAR VALUE
                                                        RATE       (000s OMITTED)
                                                   --------------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (12.32%)
Investment in a joint repurchase
agreement transaction with
UBS Warburg, Inc. - Dated 06-29-01,
due 07-02-01 (Secured by U.S. Treasury
Bonds, 6.250% thru 10.625% , due
08-15-15 thru 08-15-23 and U.S. Treasury
Notes 5.625% due 11-30-02)                               3.97%             $2,658       2,658,000
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS                                              (12.32%)      2,658,000
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                        (102.11%)     22,036,231
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (2.11%)       (454,950)
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)    $21,581,281
                                                                   ==============  ==============


* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration
June 30, 2001 (Unaudited)
---------------------------------------------------------------------------

The V.A. Technology Fund invests primarily in equity securities of technology companies in the United States and abroad. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentage of the Fund's investments at June 30, 2001 assigned to the various countries.

                                                           MARKET VALUE
                                                            AS A % OF
COUNTRY DIVERSIFICATION                                 FUND'S NET ASSETS
-----------------------                                 -----------------
Bermuda                                                        1.00%
Canada                                                         0.02
Finland                                                        2.30
Ireland                                                        1.55
Netherlands                                                    1.60
Singapore                                                      2.36
Sweden                                                         0.31
Taiwan                                                         1.06
United States                                                 91.91
                                                             -------
TOTAL INVESTMENTS                                            102.11%
                                                             =======




John Hancock Funds - Declaration Trust - V.A. Bond Fund

Schedule of Investments
June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Bond Fund on June 30, 2001. It is divided into three main categories: bonds, preferred stocks and warrants, and short-term investments. Bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                             INTEREST       CREDIT        PAR VALUE          MARKET
ISSUER, DESCRIPTION                                              RATE       RATING**  (000s OMITTED)          VALUE
-------------------                                          --------       ------     ------------   -------------
BONDS
Aerospace (0.79%)
BAE Systems Asset Trust,
Pass Thru Ctf Ser 2001 Class B
12-15-11 (R)                                                    7.156%         A               $245        $245,159
Lockheed Martin Corp.,
Bond 12-01-29                                                   8.500          BBB-             265         292,685
                                                                                                     --------------
                                                                                                            537,844
                                                                                                     --------------
Agricultural Operations (0.35%)
Archer-Daniels-Midland Co.,
Sr Deb 02-01-31                                                 7.000          A+               155         149,566
Cargill, Inc.,
Note 05-01-06 (R)                                               6.250          A+                85          85,163
                                                                                                     --------------
                                                                                                            234,729
                                                                                                     --------------
Automobile/Trucks (1.49%)
Delphi Automotive Systems Corp.,
Note 06-15-06                                                   6.550          BBB              240         239,755
ERAC USA Finance Co.,
Note 02-15-05 (R)                                               6.625          BBB+              19          18,866
Note 06-15-08 (R)                                               7.350          BBB+             120         119,290
Note 12-15-09 (R)                                               7.950          BBB+             200         204,982
Ford Capital, B.V.,
Gtd Deb (Netherlands)
05-15-02 (Y)                                                    9.875          A                 50          51,896
Ford Motor Co.,
Note 07-16-31                                                   7.450          A                 65          62,460
Honda Auto Receivables Owner Trust,
Pass Thru Ctf Ser 2001-1 Class A-4
06-19-06                                                        5.560          AAA              310         312,226
                                                                                                     --------------
                                                                                                          1,009,475
                                                                                                     --------------
Banks - Foreign (0.76%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom)
10-15-04 (Y)                                                    8.200          AA-               30          32,298
Barclays Bank Plc,
Sub Note (United Kingdom)
06-15-49 (R) (Y)                                                7.375#         A+               160         161,600
Royal Bank of Scotland Group Plc,
Bond (United Kingdom)
03-31-49 (Y)                                                    8.817          A-                30          32,116
Scotland International Finance No. 2,
B.V., Gtd Sub Note (Netherlands)
11-01-06 (R) (Y)                                                8.850          A                 95         104,396
UBS Preferred Funding Trust I,
Gtd Bond 10-01-49                                               8.622#         AA-              165         180,799
                                                                                                     --------------
                                                                                                            511,209
                                                                                                     --------------
Banks - United States (1.90%)
Bank of New York,
Cap Security 12-01-26 (R)                                       7.780          A-                50          50,356
Bank One Corp.,
Sub Note 08-01-10                                               7.875          A-                70          75,032
BNP Paribas Capital Trust,
Sub Note 12-27-49 (R)                                           9.003#         A                160         175,101
Capital One Bank,
Sr Note 02-01-06                                                6.875          BBB-              60          58,792
Colonial Bank
Sub Note 06-01-11                                               9.375          BBB-             115         118,772
HSBC Holding Plc,
Sub Note (United Kingdom)
07-15-09 (Y)                                                    7.500          A                 55          57,491
RBSG Capital Corp.,
Gtd Cap Note 03-01-04                                          10.125          A                 15          16,575
Sanwa Bank, Ltd.,
Sub Note 06-15-11                                               7.400          BBB              135         131,628
Skandinaviska Enskilda,
Jr Sub Note 12-29-49 (R)                                        6.500#         BBB              250         250,493
Zions Financial Corp.,
Note 05-15-11 (R)                                               6.950#         BBB-             350         353,276
                                                                                                     --------------
                                                                                                          1,287,516
                                                                                                     --------------
Beverages (0.22%)
Canandaigua Brands, Inc.,
Sr Sub Note Ser C 12-15-03                                      8.750          B+                30          30,225
Fosters Finance Corp.,
Note 06-15-11 (R)                                               6.875          BBB+             120         118,584
                                                                                                     --------------
                                                                                                            148,809
                                                                                                     --------------
Broker Services (0.21%)
Goldman Sachs Group, Inc.,
Bond 01-15-11                                                   6.875          A+                85          84,464
Salomon Smith Barney Holdings, Inc.,
Note 03-15-06                                                   5.875          A                 55          54,552
                                                                                                     --------------
                                                                                                            139,016
                                                                                                     --------------
Building (0.19%)
Vulcan Materials Co.,
Note 02-01-06                                                   6.400          A+               125         125,734
                                                                                                     --------------
Chemicals (1.00%)
Akzo Nobel, Inc.,
Bond 11-15-03 (R)                                               6.000          A-                45          45,675
Equistar Chemicals L.P./Equistar
Funding Corp.,
Sr Note 02-15-04                                                8.500          BBB-             130         127,274
Millennium America, Inc.,
Sr Note 06-15-08 (R)                                            9.250          BBB-              65          65,325
Nova Chemicals Corp.,
Sr Note 05-15-06                                                7.000          BBB              130         129,180
Potash Corp.,
Note (Canada) 05-31-11 (Y)                                      7.750          BBB+             300         311,385
                                                                                                     --------------
                                                                                                            678,839
                                                                                                     --------------
Containers (0.27%)
Sealed Air Corp.,
Gtd Sr Note 07-01-08 (R)                                        8.750          BBB               80          78,873
Stone Container Corp.,
Sr Note 02-01-11 (R)                                            9.750          B                100         102,000
                                                                                                     --------------
                                                                                                            180,873
                                                                                                     --------------
Cosmetics & Personal Care (0.17%)
International Flavors & Fragrances, Inc.,
Note 05-15-06 (R)                                               6.450          BBB+             115         114,976
                                                                                                     --------------
Energy (0.45%)
Enron Corp.,
Note 08-15-05 (R)                                               8.000          BBB+              60          61,564
MidAmerican Energy Holdings,
Sr Bond 09-15-28                                                8.480          BBB-              60          64,083
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                                      9.625          B                 24          25,140
Progress Energy, Inc.,
Sr Note 03-01-11                                                7.100          BBB              150         150,944
                                                                                                     --------------
                                                                                                            301,731
                                                                                                     --------------
Finance (3.57%)
American Express Credit Account
Master Trust, Pass Thru Ctf
Ser 2000-1 Class A 09-17-07                                     7.200          AAA              280         296,624
Boeing Capital Corp.,
Sr Note 03-01-11                                                6.100          AA-              185         180,453
Bombardier Capital, Inc.,
Note 01-15-02 (R)                                               6.000          A-                30          30,324
Citigroup, Inc.,
Note 01-18-11                                                   6.500          AA-              155         153,726
Ford Motor Credit Co.,
Note 02-01-06                                                   6.875          A                140         142,713
General Motors Acceptance Corp.,
Note 07-15-05                                                   7.500          A                 60          62,997
Heller Financial, Inc.,
Sr Note 03-15-06                                                6.375          A-               115         116,006
Household Finance Corp.,
Sr Note 05-09-05                                                8.000          A                115         122,880
Note 01-24-06                                                   6.500          A                150         152,407
Note 07-15-10                                                   8.000          A                 55          59,150
ING Capital Funding Trust III,
Gtd Trust Preferred Security
12-31-49                                                        8.439#         A                 50          52,944
Marlin Water Trust/Marlin Water
Capital Corp.,
Sr Sec Note 12-15-01 (R)                                        7.090          BBB               30          30,263
Midland Funding Corp. II,
Deb Ser A 07-23-05                                             11.750          BB+              150         165,375
Pemex Project Funding Master Trust,
Gtd Bond 10-13-10 (R)                                           9.125          BB+              190         199,346
Standard Credit Master Trust,
Ser 1995-1 Class A 01-07-07                                     8.250          AAA              400         433,124
Takefuji Corp.,
Sr Note (Japan) 04-15-11 (R) (Y)                                9.200          A-                95          98,023
Verizon Global Funding Corp.,
Bond 12-01-30 (R)                                               7.750          A+               110         114,510
Yanacocha Receivables Master Trust,
Pass Thru Ctf Ser 1997-A
06-15-04 (R)                                                    8.400          BBB-               3           2,783
                                                                                                     --------------
                                                                                                          2,413,648
                                                                                                     --------------
Food (0.08%)
Earthgrains Co. (The),
Sr Note 08-01-03                                                8.375          BBB               50          51,335
                                                                                                     --------------

Government - Foreign (1.08%)
Brazil, Federal Republic of,
Bond (Brazil) 04-15-14 (Y)                                      8.000          BB-              339         250,592
Colombia, Republic of,
Gtd Note (Colombia) 04-09-11 (Y)                                9.750          BBB              135         137,700
Nova Scotia, Province of,
Deb (Canada) 11-15-19 (Y)                                       8.250          A-                20          23,190
Quebec, Government of,
Deb (Canada) 01-22-11 (Y)                                       6.125          A+               105         102,162
Quebec, Province of,
Deb (Canada) 09-15-29 (Y)                                       7.500          A+               205         218,645
                                                                                                     --------------
                                                                                                            732,289
                                                                                                     --------------
Government - U.S. (28.15%)
United States Treasury,
Bond 08-15-17                                                   8.875          AAA              277         363,607
Bond 02-15-23                                                   7.125          AAA              675         773,928
Bond 05-15-30                                                   6.250          AAA            4,085       4,326,873
Infl Indxd Note 01-15-07                                        3.375          AAA              541         550,347
Note 08-15-03                                                   5.750          AAA            5,655       5,815,772
Note 02-15-05                                                   7.500          AAA            2,295       2,497,603
Note 07-15-06                                                   7.000          AAA            1,582       1,715,980
Note 05-15-08                                                   5.625          AAA            1,145       1,190,079
Note 08-15-10                                                   5.750          AAA            1,780       1,821,207
                                                                                                     --------------
                                                                                                         19,055,396
                                                                                                     --------------
Government - U.S. Agencies (29.71%)
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf
12-01-12 to 05-01-16                                            6.500          AAA            2,420       2,427,789
15 Yr Pass Thru Ctf
11-01-14 to 02-01-16                                            7.000          AAA              904         920,088
15 Yr Pass Thru Ctf 12-01-14                                    5.500          AAA              516         498,568
15 Yr Pass Thru Ctf
05-01-16 to 06-01-16                                            6.000          AAA            1,273       1,228,800
Note 03-15-11                                                   5.500          AAA            1,780       1,692,104
Note 01-15-30                                                   7.125          AAA            1,650       1,758,784
Pass Thru Ctf Ser 1997-M8
Class A-1 01-25-22                                              6.940          AAA                3           2,628
30 Yr Pass Thru Ctf
06-01-30 to 02-01-31                                            7.500          AAA            1,330       1,358,115
30 Yr Pass Thru Ctf
12-01-30 to 06-01-31                                            7.000          AAA            1,795       1,782,649
30 Yr Pass Thru Ctf
02-01-31 to 05-01-31                                            6.000          AAA              179         174,590
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 07-15-26                                    8.000          AAA               20          21,180
30 Yr Pass Thru Ctf
04-15-28 to 06-15-29                                            6.500          AAA            2,405       2,381,979
30 Yr Pass Thru Ctf
08-15-28 to 06-15-31                                            7.000          AAA            3,857       3,901,733
30 Yr Pass Thru Ctf 12-15-30                                    7.500          AAA            1,915       1,964,829
                                                                                                     --------------
                                                                                                         20,113,836
                                                                                                     --------------
Insurance (0.67%)
AXA,
Sub Note (France) 12-15-30 (Y)                                  8.600          A-                95         106,238
Equitable Life Assurance Society USA,
Surplus Note 12-01-05 (R)                                       6.950          A+                15          15,499
Hartford Life, Inc.,
Sr Note 03-01-31                                                7.375          A                 55          55,370
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                                       7.625          AA                 5           5,075
MONY Group, Inc. (The),
Sr Note 12-15-05                                                7.450          A-               215         220,313
New York Life Insurance Co.,
Surplus Note 12-15-23 (R)                                       7.500          AA-                5           4,878
Sun Canada Financial Co.,
Gtd Sub Note 12-15-07 (R)                                       6.625          AA-               20          21,046
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                            7.875          AA+               25          27,056
                                                                                                     --------------
                                                                                                            455,475
                                                                                                     --------------
Leisure (0.68%)
Harrah's Operating Co., Inc.,
Note 06-01-07 (R)                                               7.125          BBB-             180         177,475
Gtd Sr Sub Note 12-15-05                                        7.875          BB+               40          40,600
HMH Properties, Inc.,
Gtd Sr Sec Note Ser A 08-01-05                                  7.875          BB                30          29,325
MGM Mirage, Inc.,
Gtd Sr Note 09-15-10                                            8.500          BBB-             165         172,135
Station Casinos, Inc.,
Sr Note 02-15-08                                                8.375          BB-               20          20,100
Waterford Gaming LLC/Waterford
Gaming Finance Corp.,
Sr Note 03-15-10 (R)                                            9.500          B+                20          19,600
                                                                                                     --------------
                                                                                                            459,235
                                                                                                     --------------
Media (2.96%)
Adelphia Communications Corp.,
Sr Note 03-01-05                                                9.500          B+                80          77,600
Sr Note 06-15-11                                               10.250          B+                75          72,937
Sr Note Ser B 10-01-02                                          9.250          B+                17          17,170
Sr Note Ser B 07-15-03                                          8.125          B+                15          14,475
AOL Time Warner, Inc.,
Bond 04-15-31                                                   7.625          BBB+             165         164,959
British Sky Broadcasting Group Plc,
Gtd Sr Note (United Kingdom)
07-15-09 (Y)                                                    8.200          BB+               40          39,550
Charter Comm. Holdings, LLC/Charter
Comm. Holdings Capital Corp.,
Sr Note 01-15-11                                               11.125          B+                20          21,000
Sr Note 05-15-11 (R)                                           10.000          B+                60          60,000
Clear Channel Communications, Inc.,
Sr Note 06-15-05                                                7.875          BBB-             320         335,133
Continental Cablevision, Inc.,
Sr Note 05-15-06                                                8.300          A                120         129,203
CSC Holdings, Inc.,
Sr Note 04-01-11 (R)                                            7.625          BB+              185         176,175
Sr Sub Deb 05-15-16                                            10.500          BB-               20          22,050
EchoStar DBS Corp.,
Sr Note 02-01-09                                                9.375          B+                35          34,125
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                            8.625          B+                45          41,850
Jones Intercable, Inc.,
Sr Note 04-15-08                                                7.625          BBB               90          92,255
Lenfest Communications, Inc.,
Sr Note 11-01-05                                                8.375          BBB               40          43,022
Mediacom LLC/Mediacom Capital Corp.,
Sr Note Ser B 04-15-08                                          8.500          B+                20          18,900
Sr Note 01-15-13 (R)                                            9.500          B+                85          81,387
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                             8.250          BBB-             125         126,495
News America, Inc.,
Gtd Sr Note 04-30-28                                            7.300          BBB-              55          49,284
TCI Communications, Inc.,
Sr Deb 02-15-26                                                 7.875          A                155         156,310
Time Warner, Inc.,
Deb 01-15-13                                                    9.125          BBB+              58          66,402
Viacom, Inc.,
Gtd Sr Note 01-30-06                                            6.400          A-                80          81,114
Gtd Sr Note 01-30-06 (R)                                        6.400          A-                85          85,000
                                                                                                     --------------
                                                                                                          2,006,396
                                                                                                     --------------
Medical (1.15%)
Dynacare, Inc.,
Sr Note (Canada) 01-15-06 (Y)                                  10.750          B+                37          37,555
Fresenius Medical Care Capital Trust II,
Gtd Trust Preferred Security
02-01-08                                                        7.875          B+                10           9,750
Fresenius Medical Care Capital Trust IV,
Gtd Trust Preferred Security
06-15-11 (R)                                                    7.875          B+                95          92,625
HCA - The Healthcare Co.,
Sr Note 06-01-06                                                7.125          BB+              340         332,772
Note 09-01-10                                                   8.750          BB+               35          37,187
HEALTHSOUTH Corp.,
Sr Note 02-01-08                                                8.500          BBB-              55          55,412
Quest Diagnostic, Inc.,
Gtd Sr Note 07-12-06                                            6.750          BBB-             135         133,694
Tenet Healthcare Corp.,
Sr Note 01-15-05                                                8.000          BB+               20          20,525
Triad Hospitals, Inc.,
Gtd Sr Note 05-01-09 (R)                                        8.750          B-                60          61,050
                                                                                                     --------------
                                                                                                            780,570
                                                                                                     --------------
Metal (0.48%)
Newmont Mining Corp.,
Note 05-15-11                                                   8.625          BBB              100          98,155
Phelps Dodge Corp.,
Sr Note 06-01-11                                                8.750          BBB              150         148,447
WMC Finance (USA), Ltd.,
Gtd Note (Australia) 11-15-03 (Y)                               6.500          A                 80          81,391
                                                                                                     --------------
                                                                                                            327,993
                                                                                                     --------------
Mortgage Banking (2.47%)
AMRESCO Residential Securities Corp.
Mortgage Loan Trust,
Pass Thru Ctf Ser 1998-1 Class A-6
08-25-27                                                        6.510          AAA              143         144,462
Citibank Credit Card Master Trust I,
Class A Credit Card Part Cert
Ser 1997-2 02-15-04                                             6.550          AAA              130         131,665
Commercial Mortgage Acceptance Corp.,
Pass Thru Ctf Ser 1999-C1
Class A-1 08-15-08                                              6.790          Aaa               70          72,135
ContiMortgage Home Equity Loan Trust,
Pass Thru Ctf Ser 1995-2
Class A-5 08-15-25                                              8.100          AAA                9           8,947
Credit Suisse First Boston Mortgage
Securities Corp.,
Commercial Mtg Pass Thru Ctf
Ser 1998-C1 Class A-1A 12-17-07                                 6.260          AAA              239          242,101
EQCC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-3 Class A-9
02-15-29                                                        6.570          AAA              145         146,029
GMAC Commercial Mortgage
Securities, Inc.,
Pass Thru Ctf Ser 1997-C1 Class A-2
07-15-29                                                        6.853          Aaa               50          51,484
Pass Thru Ctf Ser 1998-C1 Class A-1
05-15-30                                                        6.411          Aaa              244         246,751
IMC Home Equity Loan Trust,
Pass Thru Ctf Ser 1998-1 Class A-4
03-20-25                                                        6.600          AAA               15          15,112
LB Commercial Conduit Mortgage Trust,
Pass Thru Ctf Ser 1999-C1 Class A-1
08-15-07                                                        6.410          Aaa               50          51,424
Money Store Home Equity Trust (The),
Pass Thru Ctf Ser 1997-D Class AF-7
12-15-38                                                        6.485          AAA               15          15,019
Morgan Stanley Capital I, Inc.,
Pass Thru Ctf Ser 1997-WF1 Class A-1
10-15-06 (R)                                                    6.830          AAA              217         223,581
Pass Thru Ctf Ser 1999-CAM1 Class A-3
11-15-08                                                        6.920          AAA              140         143,948
Salomon Brothers Mortgage
Securities VII, Inc.,
Mtg Pass Thru Ctf Ser 1997-HUD2
Class A-2 07-25-24                                              6.750          Aaa                6           6,022
Saxon Asset Securities Trust,
Pass Thru Ctf Ser 2000-2 Class AF-2
06-25-15                                                        7.965          AAA              105         106,804
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-A1 Class A-8
06-15-28                                                        7.220          AAA                8           8,313
Pass Thru Ctf Ser 1997-B Class A-6
10-15-28                                                        6.900          AAA               56          57,666
                                                                                                     --------------
                                                                                                          1,671,463
                                                                                                     --------------
Oil & Gas (1.22%)
Alberta Energy Co., Ltd.,
Note (Canada) 09-15-30 (Y)                                      8.125          BBB+             200         218,028
Anadarko Petroleum Corp.,
Deb 05-15-28                                                    7.150          BBB+              75          72,898
Chesapeake Energy Corp.,
Gtd Sr Note 04-01-11 (R)                                        8.125          B+                45          41,962
Forest Oil Corp.,
Sr Note 06-15-08 (R)                                            8.000          BB                80          78,000
Louis Dreyfus Natural Gas Corp.,
Note 12-01-07                                                   6.875          BBB               40          39,764
Occidental Petroleum Corp.,
Sr Deb 09-15-09                                                10.125          BBB-              15          17,936
Ocean Energy, Inc.,
Gtd Sr Sub Note Ser B 07-15-07                                  8.875          BB+               20          21,070
Petrobras International Finance Co.,
Sr Note 07-06-11 (R)+                                           9.750          Baa1              70          69,825
Petroleum Geo-Services ASA,
Sr Note (Norway) 03-30-28 (Y)                                   7.125          BBB-              50          41,356
Santa Fe Snyder Corp.,
Sr Sub Note 06-15-07                                            8.750          BBB+              20          21,254
Transocean Sedco Forex, Inc.,
Note 04-15-31 (R)                                               7.500          A-               115         115,139
Valero Energy Corp.,
Note 06-15-05                                                   8.375          BBB-              80          85,584
                                                                                                     --------------
                                                                                                            822,816
                                                                                                     --------------
Paper & Paper Products (1.34%)
Georgia-Pacific Corp.,
Sr Note 05-15-06                                                7.500          BBB-             120         120,336
Sr Note 05-15-31                                                8.875          BBB-             135         136,505
International Paper Co.,
Sr Note 07-08-05                                                8.125          BBB              260         274,950
Stora Enso Oyj,
Sr Note (Finland) 05-15-11 (Y)                                  7.375          BBB+             370         375,391
                                                                                                     --------------
                                                                                                            907,182
                                                                                                     --------------
Real Estate Operations (0.31%)
EOP Operating, L.P.,
Sr Note 02-15-05                                                6.625          BBB+             170         172,827
Liberty Property, L.P.,
Med Term Note 06-05-02                                          6.600          BBB               40          40,300
                                                                                                     --------------
                                                                                                            213,127
                                                                                                     --------------
Real Estate Investment Trust (0.62%)
Cabot Industrial Properties, L.P.,
Note 05-01-04                                                   7.125          BBB               25          25,319
Camden Property Trust,
Sr Note 04-15-04                                                7.000          BBB               30          30,510
Health Care Property Investors, Inc.,
Note 01-15-07                                                   7.500          BBB+              20          19,450
Healthcare Realty Trust, Inc.,
Sr Note 05-01-11                                                8.125          BBB-             105         105,262
Mack-Cali Realty, L.P.,
Sr Note 02-15-11                                                7.750          BBB              210         212,102
ProLogis Trust,
Sr Note 04-15-04                                                6.700          BBB+              25          25,355
                                                                                                     --------------
                                                                                                            417,998
                                                                                                     --------------
Retail (0.60%)
Delhaize America Inc.,
Note 04-15-11 (R)                                               8.125          BBB-             110         114,325
Kmart Corp.,
Sr Note 06-15-08 (R)                                            9.875          BB+              125         122,812
Kohl's Corp.,
Note 03-01-11 (R)                                               6.300          A-               170         170,326
                                                                                                     --------------
                                                                                                            407,463
                                                                                                     --------------
Telecommunications (4.48%)
AT&T Canada, Inc.,
Sr Disc Note, Step Coupon
(10.750%, 11-01-02) (Canada)
11-01-07 (A)                                                     Zero          BBB              135         127,836
Sr Note (Canada) 08-15-07 (Y)                                  12.000          BBB               15          16,350
AT&T Wireless Group,
Sr Note 03-01-31 (R)                                            8.750          BBB              260         270,150
BellSouth Capital Funding Corp.,
Deb 02-15-30                                                    7.875          AA-               80          85,398
Citizens Communications Co.,
Sr Note 05-15-06                                                8.500          BBB              115         118,050
Sr Note 05-15-11                                                9.250          BBB              115         120,778
Cox Communications, Inc.,
Note 11-01-10                                                   7.750          BBB              155         162,359
Crown Castle International Corp.,
Sr Note 05-15-11                                                9.000          B                 30          26,400
Sr Note 08-01-11 (R)                                            9.375          B                 65          58,012
Deutsche Telekom International
Finance B.V., Gtd Bond (Netherlands)
06-15-05 (Y)                                                    7.750          A-               230         240,295
Gtd Bond (Netherlands)
06-15-30 (Y)                                                    8.250          A-               130         131,891
Dominion Resources, Inc.,
Sr Note Ser A 06-15-10                                          8.125          BBB+              60          64,725
France Telecom,
Bond (France) 03-01-31 (R) (Y)                                  8.500          A-               195         204,368
LCI International, Inc.,
Sr Note 06-15-07                                                7.250          BBB+              30          29,945
Qwest Capital Funding, Inc.,
Bond 02-15-31 (R)                                               7.750          BBB+             260         254,072
Sprint Capital Corp.,
Gtd Note 01-30-06                                               7.125          BBB+             120         120,824
Gtd Sr Note 11-15-28                                            6.875          BBB+             200         168,076
Telefonos de Mexico S.A. de C.V.,
Sr Note (Mexico) 01-26-06 (R) (Y)                               8.250          BB+              200         206,500
Telus Corp.,
Note 06-01-11                                                   8.000          BBB+             200         203,000
Triton PCS, Inc.,
Gtd Sr Sub Note 02-01-11                                        9.375          B-                30          28,800
VoiceStream Wireless Corp.,
Sr Note 09-15-09                                               11.500          A-                20          23,000
WorldCom, Inc.,
Bond 05-15-31                                                   8.250          BBB+             135         135,498
Note 05-15-06                                                   8.000          BBB+             225         233,154
                                                                                                     --------------
                                                                                                          3,029,481
                                                                                                     --------------
Transportation (1.39%)
America West Airlines,
Pass Thru Ctf Ser 1996-1B
01-02-08                                                        6.930          A-                 3           3,275
Burlington Northern Santa Fe Corp.,
Deb 08-15-30                                                    7.950          BBB+             255         268,849
Continental Airlines, Inc.,
Pass Thru Ctf Ser 1997-2C
06-30-04                                                        7.206          BBB              102         105,177
Pass Thru Ctf Ser 1999-1A
02-02-19                                                        6.545          AA+               56          54,377
Delta Air Lines, Inc.,
Note 12-15-05                                                   7.700          BBB-             100          98,336
Northwest Airlines, Inc.,
Gtd Note 03-15-04                                               8.375          BB                25          24,571
Gtd Note 06-01-06                                               8.875          BB               115         109,250
Pass Thru Ctf Ser 1996-1D
01-02-15                                                        8.970          BBB-               4           4,544
NWA Trust,
Sr Note Ser A 12-21-12                                          9.250          AA                36          39,337
Railcar Trust No. 1992-1,
Pass Thru Ser 1992-1 Class A
06-01-04                                                        7.750          AAA               54          56,053
United Air Lines, Inc.,
Pass Thru Ctf Ser 2000-1 Class A-1
01-01-14                                                        7.783          AAA               71          72,830
Pass Thru Ctf Ser 2000-2 Class A-1
04-01-12                                                        7.032          AAA               66          66,184
US Airways, Inc.,
Pass Thru Ctf Ser 1990-A1
03-19-05                                                       11.200          BB-               29          29,953
Wisconsin Central Transportation Corp.,
Note 04-15-08                                                   6.625          BBB-               8           7,837
                                                                                                     --------------
                                                                                                            940,573
                                                                                                     --------------
Utilities (4.13%)
AES Corp.,
Sr Note 06-01-09                                                9.500          BB                35          35,700
Sr Note 09-15-10                                                9.375          BB                20          20,200
Sr Sub Note 07-15-06                                           10.250          B+                10          10,250
AES Eastern Energy, L.P.,
Pass Thru Ctf Ser 1999-A
01-02-17                                                        9.000          BBB-              25          25,440
Avon Energy Partners Holdings,
Sr Note (United Kingdom)
12-11-02 (R) (Y)                                                6.730          BBB+              40          40,201
Beaver Valley Funding Corp.,
Deb 06-01-07                                                    8.625          BB-               60          62,098
Sec Lease Oblig Bond 06-01-17                                   9.000          BB-               23          25,188
BVPS II Funding Corp.,
Collateralized Lease Bond
06-01-17                                                        8.890          BB-                5           5,521
Calpine Canada Energy Finance ULC,
Gtd Sr Note (Canada) 05-01-08 (Y)                               8.500          BB+               75          72,619
Calpine Corp.,
Sr Note 08-15-05                                                8.250          BB+               65          64,215
Sr Note 04-01-08                                                7.875          BB+               15          14,550
Sr Note 02-15-11                                                8.500          BB+               60          57,625
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                          9.500          BB+               45          46,575
Sr Sec Note Ser D 11-01-17                                      7.880          BB+               20          19,583
CMS Energy Corp.,
Sr Note 05-15-02                                                8.125          BB                60          60,588
Sr Note 10-15-07                                                9.875          BB                15          15,825
Sr Note 04-15-11                                                8.500          BB                25          24,262
Sr Note Ser B 01-15-04                                          6.750          BB                55          52,525
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                          10.250          BBB-              38          41,325
Exelon Generation Co., LLC,
Sr Note 06-15-11 (R)                                            6.950          A-               245         244,811
GG1B Funding Corp.,
Deb 01-15-11                                                    7.430          BBB-              23          23,149
HQI Transelec Chile SA,
Sr Note (Chile) 04-15-11 (R) (Y)                                7.875          A-               130         129,499
Hydro-Quebec,
Gtd Bond Ser HY (Canada)
01-15-22 (Y)                                                    8.400          A+                20          23,040
Iberdrola International B.V.,
Note 10-01-02                                                   7.500          AA-               35          36,136
KeySpan Corp.,
Sr Note 11-15-30                                                8.000          A                 60          64,295
Long Island Lighting Co.,
Deb 03-15-23                                                    8.200          A-                40          41,000
Mirant Americas Generation, Inc.,
Pass Thru Ctf Ser MIR 2001-14
06-15-04 (R)                                                    7.200          BBB-             240         239,282
Sr Note 05-01-11 (R)                                            8.300          BBB-             100         100,279
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                           8.770          BBB               43          44,418
Northeast Utilities,
Note Ser A 12-01-06                                             8.580          BBB                6           6,495
NRG Energy, Inc.,
Sr Note 04-01-11                                                7.750          BBB-             200         202,766
Pinnacle Partners,
Sr Note 08-15-04 (R)                                            8.830          BBB-              85          86,548
Pinnacle West Capital Corp.,
Sr Note 04-01-06                                                6.400          BBB               85          83,815
PNPP II Funding Corp.,
Deb 05-30-16                                                    9.120          BB-               40          43,142
PSEG Energy Holdings, Inc.,
Sr Note 02-15-08 (R)                                            8.625          BBB-              55          55,623
PSEG Power LLC,
Sr Note 04-15-31 (R)                                            8.625          BBB              130         139,766
Sierra Pacific Power Co.,
1st Mtg Note 06-01-08 (R)                                       8.000          BBB+             330         332,277
Sierra Pacific Resources,
Note 05-15-05                                                   8.750          BBB-              45          45,879
TXU Electric Capital V,
Gtd Capital Sec 01-30-37                                        8.175          BBB-              35          34,428
Waterford 3 Funding Corp.,
Sec Lease Oblig Bond 01-02-17                                   8.090          BBB-              56          57,528
Xcel Energy, Inc.,
Sr Note 12-01-10                                                7.000          BBB+              70          70,198
                                                                                                     --------------
                                                                                                          2,798,664
                                                                                                     --------------
Waste Disposal Service & Equip. (0.04%)
Waste Management, Inc.,
Sr Note 08-01-10                                                7.375          BBB               30          29,935
                                                                                                     --------------
TOTAL BONDS
(Cost  62,794,573)                                                                          (92.93%)     62,905,626
                                                                                          ---------  --------------
                                                                                          NUMBER OF
                                                                                          SHARES OR
                                                                                           WARRANTS
                                                                                          ---------
PREFERRED STOCKS AND WARRANTS
CSC Holdings, Inc., 11.125% Ser M,
Preferred Stock                                                                               1,040         111,020
CSC Holdings, Inc., 11.750%, Ser H,
Preferred Stock                                                                               1,175         124,550
MetroNet Communications Corp.,
Warrant (Canada) (R) (Y)*                                                                         5             475
                                                                                                     --------------
TOTAL PREFERRED STOCKS AND WARRANTS
(Cost $234,875)                                                                              (0.35%)        236,045
                                                                                          ---------  --------------

                                                              INTEREST                  PAR VALUE        MARKET
ISSUER, DESCRIPTION                                             RATE                 (000s OMITTED)       VALUE
-------------------                                        --------------            --------------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.25%)
Investment in a joint repurchase
agreement transaction with UBS Warburg,
Inc. - Dated 06-29-01, due 07-02-01
(Secured by U.S. Treasury Bonds, 6.250%
thru 10.625%, due 08-15-15 thru 08-15-23
and U.S. Treasury Notes, 5.625%, due 11-30-02)                  3.970%                       $6,265       6,265,000

                                                                                     --------------  --------------
TOTAL SHORT-TERM INVESTMENTS                                                                 (9.25%)      6,265,000
                                                                                     --------------  --------------
TOTAL INVESTMENTS                                                                          (102.53%)     69,406,671
                                                                                     --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                                            (2.53%)     (1,714,810)
                                                                                     --------------  --------------
TOTAL NET ASSETS                                                                           (100.00%)    $67,691,861
                                                                                     ==============  ==============

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,955,627 or 10.28% of net assets as of June 30, 2001.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is
    U. S. dollar denominated.

  * Non-income producing security.

 ** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc., where Standard & Poor's ratings are not available.

*** A portion of these securities having an aggregate value of $424,471 or 0.63% of the Fund's net assets has been purchased as forward commitments - that is, the Fund has agreed on trade date to take delivery of and to make payment for this security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of these securities are fixed at trade date, although the Fund does not earn any interest on these securities until settlement date. The
    Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments.
    Accordingly, the market value of $433,997 of United States Treasury
    Note, 5.750%, 08-15-03, has been segregated to cover the forward commitments.

  + A portion of this security having an aggregate value of $59,849 or 0.09% of the Fund's net assets, has been purchased on a when-issued basis. The purchase price and the interest rate of this security is fixed at trade date, although the Fund does not earn any interest on this security until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when-issued commitment. Accordingly, the market value of $61,706 of United States Treasury Note, 5.750%, 08-15-03, has been segregated to cover the when-issued commitment.

  # Represents rate in effect on June 30, 2001.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Money Market Fund

Schedule of Investments
June 30, 2001 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Money Market Fund on June 30, 2001.

                                                              INTEREST        QUALITY               PAR VALUE          MARKET
ISSUER, DESCRIPTION                                               RATE         RATING*          (000s OMITTED)          VALUE
--------------------------                                    --------         ------          --------------  --------------
COMMERCIAL PAPER
Banks - Foreign (7.23%)
Abbey National North America Corp.,
07-12-01                                                        4.630%         Tier 1                  $2,500      $2,496,463
Deutsche Bank Financial,
07-09-01                                                        4.635          Tier 1                   4,000       3,995,880
UBS Finance, Inc.,
08-08-01                                                        5.000          Tier 1                   3,900       3,879,417
                                                                                                               --------------
                                                                                                                   10,371,760
                                                                                                               --------------
Banks - United States (3.19%)
Wells Fargo,
08-02-01                                                        4.500          Tier 1                   4,600       4,581,600
                                                                                                               --------------
Beverages (3.81%)
Coca Cola Co.,
08-17-01                                                        4.110          Tier 1                   5,500       5,470,488
                                                                                                               --------------
Broker Services (3.42%)
Goldman Sachs Group, L.P.,
01-07-02                                                        3.720          Tier 1                   5,000       4,901,833
                                                                                                               --------------
Building (2.77%)
Halifax Group Plc,
08-23-01                                                        4.140          Tier 1                   4,000       3,975,620
                                                                                                               --------------
Chemicals (2.63%)
Dow Chemical Co.,
07-06-01                                                        4.220          Tier 1                   3,778       3,775,786
                                                                                                               --------------
Finance (8.32%)
CIT Group Holdings, Inc.,
09-13-01                                                        3.680          Tier 1                   7,000       6,947,049
Household Financial Corp.,
07-09-01                                                        4.550          Tier 1                   5,000       4,994,945
                                                                                                               --------------
                                                                                                                   11,941,994
                                                                                                               --------------
Insurance (3.48%)
American General Corp.,
07-16-01                                                        4.630          Tier 1                   5,000       4,990,354
                                                                                                               --------------
Mortgage Banking (4.86%)
Countrywide Home Loans,
07-27-01                                                        3.770          Tier 1                   7,000       6,980,941
                                                                                                               --------------
TOTAL COMMERCIAL PAPER
(Cost $56,990,376)                                                                                    (39.71%)     56,990,376
                                                                                               --------------  --------------
CORPORATE INTEREST-BEARING OBLIGATIONS
Banks - United States (2.11%)
First Chicago NBD Corp.,
11-01-01                                                        6.300          Tier 1                   3,000       3,024,748
                                                                                                               --------------
Finance (5.20%)
Associates Corp. of N. A.,
10-15-01                                                        6.450          Tier 1                   4,415       4,446,933
General Electric Capital Corp.,
09-17-01                                                        6.330          Tier 1                   3,000       3,014,754
                                                                                                               --------------
                                                                                                                    7,461,687
                                                                                                               --------------
TOTAL CORPORATE INTEREST-BEARING OBLIGATIONS
(Cost $10,486,435)                                                                                     (7.31%)     10,486,435
                                                                                               --------------  --------------
U.S. GOVERNMENT OBLIGATIONS
Government - U.S. Agencies (39.56%)
Federal Home Loan Bank,
07-18-01                                                        4.650          Tier 1                   5,000       4,989,021
08-01-01                                                        4.060          Tier 1                   6,400       6,377,625
08-09-01                                                        8.220          Tier 1                   1,000       1,002,967
02-01-02                                                        6.750          Tier 1                   2,135       2,170,842
Federal Home Loan Mortgage Corp.,
07-05-01                                                        4.570          Tier 1                   5,000       4,997,461
08-09-01                                                        3.880          Tier 1                   6,500       6,472,678
Federal National Mortgage Assn.,
07-05-01                                                        4.570          Tier 1                   3,000       2,998,477
08-09-01                                                        3.850          Tier 1                  13,000      12,945,779
08-16-01                                                        3.860          Tier 1                   6,000       5,970,407
11-08-01                                                        3.870          Tier 1                   7,000       6,902,175
04-19-02                                                        3.770          Tier 1                   2,000       1,938,842
                                                                                                               --------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $56,766,274)                                                                                    (39.56%)     56,766,274
                                                                                               --------------  --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (13.31%)
Investment in a joint repurchase
agreement transaction with  UBS Warburg,
Inc. - Dated 06-29-01, due 07-02-01
(Secured by U.S. Treasury Bond,  6.875%
due 08-15-25 and  U.S. Treasury Note,
5.625%  due 11-30-02)                                           3.970%                                 19,099      19,099,000
                                                                                               --------------  --------------
TOTAL SHORT-TERM INVESTMENTS                                                                          (13.31%)     19,099,000
                                                                                               --------------  --------------
TOTAL INVESTMENTS                                                                                     (99.89%     143,342,085
                                                                                               --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                                                      (0.11%)        152,757
                                                                                               --------------  --------------
TOTAL NET ASSETS                                                                                     (100.00%)   $143,494,842
                                                                                               ==============  ==============

* Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the Investment Company Act of 1940, owned by the Fund.

The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Strategic Income Fund

Schedule of Investments
June 30, 2001 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Strategic Income Fund on June 30, 2001. It is divided into four main categories: bonds, common stocks, preferred stocks and warrants, and short-term investments. Bonds are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              INTEREST         CREDIT               PAR VALUE          MARKET
ISSUER, DESCRIPTION                                               RATE         RATING*          (000s OMITTED)          VALUE
--------------------------                                    --------         ------          --------------  --------------
BONDS
Advertising (0.19%)
Go Outdoor Systems Holding S.A.,
Sr Sub Note (France)
07-15-09 (E)                                                   10.500%         B-                        $100         $99,099
                                                                                                               --------------
Banks - United States (0.39%)
Colonial Bank,
Sub Note 06-01-11                                               9.375          BBB-                       200         206,560
                                                                                                               --------------
Chemicals (0.52%)
Huntsman ICI Chemicals LLC,
Sr Sub Note 07-01-09                                           10.125          B                          150         147,000
Trikem S.A.,
Bond (Brazil) 07-24-07 (R) (Y)                                 10.625          B+                         200         130,000
                                                                                                               --------------
                                                                                                                      277,000
                                                                                                               --------------
Electronics (0.16%)
Communications Instruments, Inc.,
Sr Sub Note Ser B 09-15-04                                     10.000          B-                         100          86,000
                                                                                                               --------------
Energy (0.13%)
AEI Resources, Inc./AEI Resources
Holdings, Inc.,
Note 12-15-05 (B) (R)                                          10.500          D                          100          70,000
                                                                                                               --------------
Finance (0.17%)
PTC International Finance II S.A.,
Sr Sub Note (Luxembourg)
12-01-09 (E) (R)                                               11.250          B+                         100          88,088
                                                                                                               --------------
Food (0.34%)
Agrilink Foods, Inc.,
Sr Sub Note 11-01-08                                           11.875          B-                         200         182,000
                                                                                                               --------------
Government - Foreign (24.66%)
Arabia, Republic of,
Bond (Egypt) 07-11-11 (Y)                                       8.750          BBB-                       300         301,800
Brazil, Federative Republic of,
Bond (Brazil) 01-11-06 (Y)                                     10.250          BB-                        300         288,000
Bond (Brazil) 03-06-30 (Y)                                     12.250          BB-                        750         631,500
Deb (Brazil) 04-15-14 (Y)                                       8.000          BB-                        677         501,184
Unsub Note (Brazil) 07-26-07 (Y)                               11.250          BB-                        100          96,250
Unsub Note (Brazil) 10-15-09 (Y)                               14.500          BB-                        700         728,000
Bulgaria, Government of,
Bond (Variable Rate after
07-01-00) (Bulgaria) 07-28-12 (Y)                               3.000          B+                         880         715,000
Canada, Government of,
Bond (Canada) 12-01-02 #                                        6.000          AA+                        275         184,246
Bond (Canada) 12-01-05 #                                        8.750          AAA                        300         221,478
Bond (Canada) 12-01-06 #                                        7.000          AAA                      2,000       1,396,372
Bond (Canada) 06-01-08 #                                        6.000          AAA                        250         167,035
Bond (Canada) 06-01-09 #                                        5.500          AAA                        750         483,344
Bond (Canada) 06-01-10 #                                        5.500          AA+                        575         368,857
Bond (Canada) 06-01-29 #                                        5.750          AA+                         75          47,691
Colombia, Republic of,
Note (Colombia) 06-13-06 (Y)                                   10.500          BB                         300         309,258
Note (Colombia) 04-09-11 (Y)                                    9.750          BBB                        500         510,000
Mexican, United States
Bond (Mexico) 03-12-13 (E)                                      7.375          BB+                        500         429,268
Note (Mexico) 01-14-11 (Y)                                      8.375          BB+                        475         477,375
Sr Note (Mexico) 03-12-08 (Y)                                   8.625          BB+                        250         259,500
New Zealand, Government of,
Bond (New Zealand) 04-15-03 #                                   5.500          AAA                        500         199,650
Bond (New Zealand) 11-15-11 #                                   6.000          AAA                        500         190,972
Panama, Republic of, Bond (Panama)
02-08-11 (Y)                                                    9.625          BB+                      1,000       1,010,000
Peru, Republic of,
Deb (Variable Rate after 03-07-07)
(Peru) 03-07-17 (Y)                                             4.000          BB-                        800         500,000
Russia, Federation of,
Unsub Note (Russia) 06-26-07 (Y)                               10.000          B-                       1,135       1,010,150
Unsub Note (Russia) 07-24-18 (Y)                               11.000          B                        1,125         973,125
Unsub Note (7.50% 03-31-07)
(Russia) 03-31-30 (Y)                                           5.000          B                          650         307,450
Venezuela, Republic of,
Floating Rate Bond Ser DL (Venezuela)
12-18-07 (Y)                                                    7.375          B                          310         258,449
Bond (Venezuela) 09-15-27 (Y)                                   9.250          B                          675         465,750
                                                                                                               --------------
                                                                                                                   13,031,704
                                                                                                               --------------
Government - U.S. (39.23%)
United States Treasury,
Bond 08-15-01                                                  13.375          AAA                      6,700       6,776,447
Bond 08-15-05                                                   6.500          AAA                        400         423,436
Bond 08-15-05                                                  10.750          AAA                        400         485,000
Bond 02-15-16                                                   9.250          AAA                        615         820,447
Bond 08-15-19                                                   8.125          AAA                      1,090       1,357,213
Bond 08-15-23                                                   6.250          AAA                        600         624,372
Bond 11-15-28                                                   5.250          AAA                      2,000       1,826,880
Note 08-31-02                                                   6.250          AAA                      3,870       3,967,369
Note 08-15-04                                                   7.250          AAA                        590         633,330
Note 05-15-05                                                   6.500          AAA                      1,300       1,374,542
Note 08-15-07                                                   6.125          AAA                        940         985,675
Note 02-15-11                                                   5.000          AAA                      1,500       1,455,225
                                                                                                               --------------
                                                                                                                   20,729,936
                                                                                                               --------------
Leisure (2.18%)
Ameristar Casinos, Inc.,
Sr Sub Note 02-15-09 (R)                                       10.750          B-                         200         208,500
HMH Properties, Inc.,
Sr Note Ser B 08-01-08                                          7.875          BB                         100          94,000
Jupiters Ltd.,
Sr Note (Australia) 03-01-06 (Y)                                8.500          BB+                        150         147,750
Penn National Gaming, Inc.,
Sr Sub Note 03-01-08 (R)                                       11.125          B-                         200         207,000
Station Casinos, Inc.,
Sr Note 02-15-08 (R)                                            8.375          BB-                        200         201,000
Sun International Hotels Ltd.,
Sr Sub Note (Bahamas)
12-15-07 (Y)                                                    8.625          B+                         100         100,500
Waterford Gaming LLC,
Sr Note 03-15-10 (R)                                            9.500          B+                         199         195,020
                                                                                                               --------------
                                                                                                                    1,153,770
                                                                                                               --------------
Machinery (0.17%)
Columbus McKinnon Corp.,
Sr Sub Note 04-01-08                                            8.500          B                          100          87,000
                                                                                                               --------------
Media (5.25%)
Adelphia Communications Corp.,
Sr Note 06-15-11                                               10.250          B+                         350         340,375
AMFM Operating, Inc.,
Sr Sub Deb 10-31-06                                            12.625          B-                          64          71,025
Callahan Nordheim-Westfalen GmbH
Sr Note (Germany) 07-15-11 (E)                                 14.125          B-                         500         353,622
Charter Communications Holdings LLC/
Charter Comm. Holdings Capital Corp.,
Sr Note 01-15-11                                               11.125          B+                         300         315,000
Sr Note 05-15-11 (R)                                           10.000          B+                         200         200,000
Diamond Holdings Plc,
Bond (United Kingdom)
02-01-08 #                                                     10.000          B-                          50          52,826
DIVA Systems Corp.,
Sr Disc Note Ser B, Step Coupon
(12.625%, 03-01-03)
03-01-08 (A)                                                     Zero          B-                         250          35,000
Fox Kids Worldwide, Inc.,
Sr Disc Note, Step Coupon
(10.25% 11-15-02) 11-01-07 (A)                                   Zero          B                          400         356,000
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                            8.625          B+                         200         186,000
Sr Sub Note Ser B 10-01-09                                      8.750          B+                         200         188,000
Innova S. de R.L.,
Sr Note (Mexico) 04-01-07 (Y)                                  12.875          B-                         200         178,000
Pegasus Communications Corp.,
Sr Note Ser B 08-01-07                                         12.500          CCC+                       400         396,000
STC Broadcasting, Inc.,
Sr Sub Note 03-15-07                                           11.000          B-                         100          99,500
                                                                                                               --------------
                                                                                                                    2,771,348
                                                                                                               --------------
Medical (0.28%)
Select Medical Corp.,
Sr Sub Note 06-15-09 (R)                                        9.500          B                          150         147,750
                                                                                                               --------------
Oil & Gas (2.51%)
Chesapeake Energy Corp.,
Sr Note 04-01-11 (R)                                            8.125          B+                         300         279,750
Comstock Resources, Inc.,
Sr Note 05-01-07                                               11.250          B                          100         106,000
Ocean Rig Norway A.S.,
Sr Sec Note (Norway) 06-01-08 (Y)                              10.250          CCC                        200         176,000
Parker Drilling Co.,
Sr Note 11-15-06                                                9.750          B+                         300         304,500
PEMEX Project Funding Master Trust,
Gtd Note 02-15-08 (R)                                           8.500          BB+                        200         206,000
Pennzoil-Quaker State Co.,
Note 12-01-02                                                   9.400          BB+                        250         252,410
                                                                                                               --------------
                                                                                                                    1,324,660
                                                                                                               --------------
Paper & Paper Products (1.61%)
Corporacion Durango S.A. de C.V.,
Sr Note (Mexico) 08-01-06 (Y)                                  13.125          BB-                        300         300,000
Grupo Industrial Durango S.A.,
Note (Mexico) 08-01-03 (Y)                                     12.625          BB-                        200         210,000
Kappa Beheer BV,
Sr Sub Note (Netherlands)
07-15-09 (E) (R)                                               10.625          B                          150         135,308
Stone Container Corp.,
Sr Note 02-01-11 (R)                                            9.750          B                          200         204,000
                                                                                                               --------------
                                                                                                                      849,308
                                                                                                               --------------
Telecommunications (3.73%)
American Cellular Corp.,
Sr Sub Note 10-15-09 (R)                                        9.500          B                          200         188,000
Comunicacion Celular S.A.,
Sr Def Bond (Colombia)
03-01-05 (R) (Y)                                               14.125          B                          100          91,000
Esprit Telecom Group Plc,
Sr Note (United Kingdom)
12-15-07 (B) (Y)                                               11.500          D                          100           2,588
Sr Note (Deutsche Mark)
06-15-08 (B) #                                                 11.000          D                          140           1,213
Grupo Iusacell S.A. de C.V.,
Sr Note (Mexico) 12-01-06 (Y)                                  14.250          B+                         200         212,000
GT Group Telecom, Inc.,
Sr Disc Note, Step Coupon
(13.25%, 02-01-05) (Canada)
02-01-10 (A) (Y)                                                 Zero          B-                         200          56,000
Intercel, Inc.,
Unit (Sr Disc. Note & Warrant),
02-01-06                                                       12.000          B                          200         206,000
Ionica Plc,
Sr Disc Note, Step Coupon
(15.00%, 05-01-02) (United Kingdom)
05-01-07 (A) (Y)                                                 Zero          Ca                         200           2,250
McCaw International Ltd.,
Sr Disc Note, Step Coupon
(13.00%, 04-15-02) 04-15-07 (A)                                  Zero          B-                         500         165,000
MetroNet Communications Corp.,
Sr Discount Note, Step Coupon
(10.75%, 11-01-02) (Canada)
11-01-07 (A) (Y)                                                 Zero          BBB                        200         189,386
Sr Note (Canada) 08-15-07 (Y)                                  12.000          BBB                         50          54,500
Nextel International, Inc.,
Sr Note 08-01-10 (R)                                           12.750          B-                         100          50,000
NorthEast Optic Network, Inc.,
Sr Note 08-15-08                                               12.750          B-                         100          28,000
ONO Finance Plc,
Sr Sub Note (United Kingdom)
05-01-09 (E)                                                   13.000          CCC+                       100          63,525
Sr Note (United Kingdom)
07-15-10 (E)                                                   14.000          CCC+                       200         132,132
Pronet Inc.,
Sr Sub Note 06-15-05                                           11.875          D                          280          28,000
TeleCorp PCS, Inc.,
Sr Sub Disc Note, Step Coupon
(11.625%, 04-15-04) 04-15-09 (A)                                 Zero          B3                         175         106,750
Telewest Communications Plc,
Sr Disc Note, Step Coupon
(9.25%, 04-15-04)
(United Kingdom)
04-15-09 (A) (Y)                                                 Zero          B+                         100          67,618
Sr Note (United Kingdom)
02-01-10 (R) #                                                  9.875          B+                         100         114,105
Triton PCS, Inc.,
Sr Sub Note 02-01-11 (R)                                        9.375          CCC+                       100          96,000
VoiceStream Wireless Corp.,
Sr Note 09-15-09                                               11.500          B-                         100         115,000
                                                                                                               --------------
                                                                                                                    1,969,067
                                                                                                               --------------
Telecommunications - Services (2.63%)
COLT Telecom Group Plc, (United Kingdom)
Sr Note (Deutsche Mark)
07-31-08#                                                       7.625          B                          300         105,235
Crown Castle International Corp.,
Sr Disc Note, Step Coupon
(10.625%, 11-15-02)
11-15-07 (A)                                                     Zero          B                          150         115,125
Energis Plc,
Sr Note (United Kingdom)
06-15-09 (R) #                                                  9.500          B+                         130         164,818
Jazztel Plc,
Sr Note (United Kingdom)
12-15-09 (E)                                                   13.250          CCC+                       200          62,678
Nextel Partners, Inc.,
Sr Disc Note, Step Coupon
(14.00%, 02-01-04)
02-01-09 (A)                                                     Zero          CCC+                       390         218,400
NTL Communications Corp.,
Sr Note Ser B 10-01-08                                         11.500          B-                         100          67,000
Sr Note Ser B, Step Coupon
(12.375%, 10-01-03)
10-01-08 (A)                                                     Zero          B-                         150          63,000
Orion Network Systems,
Sr Note 01-15-07                                               11.250          B+                         100          40,000
Time Warner Telecom, Inc.
Sr Note 02-01-11                                               10.125          B-                         200         179,000
Time Warner Telecom LLC,
Sr Note 07-15-08                                                9.750          B                          200         177,000
Tritel PCS, Inc.,
Sr Sub Disc Note Step Coupon
(12.75%, 05-15-04) 05-15-09 (A)                                  Zero          B3                         100          63,000
United Pan-Europe Communicatons N.V.,
Sr Disc Note, Step Coupon
(13.375%, 11-01-04) (Netherlands)
11-01-09 (A) (E)                                                 Zero          B-                          40          10,164
Sr Note (Netherlands)
11-01-07 (E)                                                   10.875          B-                          40          19,312
Sr Note (Netherlands)
11-01-09 (E)                                                   11.250          B-                          65          31,381
Versatel Telecom International NV,
Sr Note (Netherlands)
05-15-08 (Y)                                                   13.250          B-                         100          38,000
Sr Note Ser EU (Netherlands)
07-15-09 (E)                                                   11.875          B-                         100          33,033
                                                                                                               --------------
                                                                                                                    1,387,146
                                                                                                               --------------
Transportation (0.63%)
CHC Helicopter Corp.,
Sr Sub Note (Canada)
07-15-07 (E)                                                   11.750          B2                         200         189,728
Fine Air Services Corp.,
Sr Note 06-01-08 (B)                                            9.875          D                          105           6,296
North American Van Lines, Inc.,
Sr Sub Note 12-01-09 (R)                                       13.375          B-                         150         138,000
                                                                                                               --------------
                                                                                                                      334,024
                                                                                                               --------------
Utilities (1.60%)
CMS Energy Corp.,
Sr Note 10-15-07                                                9.875          BB                         200         211,000
Midland Funding Corp. II,
Deb Ser A 07-23-05                                             11.750          BB                         200         220,500
Deb Ser B 07-23-06                                             13.250          BB                         150         173,625
Monterrey Power S.A. de C.V.,
Sr Sec Bond (Mexico)
11-15-09 (R) (Y)                                                9.625          BB+                         90          93,841
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                           8.770          BBB                        141         145,650

                                                                                                               --------------
                                                                                                                      844,616
                                                                                                               --------------
TOTAL LONG-TERM DEBT
(Cost $47,783,506)                                                                                    (86.38%)     45,639,076
                                                                                               --------------  --------------
                                                                                                    NUMBER OF
                                                                                                    SHARES OR
                                                                                                     WARRANTS
                                                                                               --------------
COMMON STOCKS
AT&T Canada, Inc., Common Stock
(Canada) (Y)**                                                                                          2,000          60,260
GT Group Telecom, Inc. (Class B), Common Stock
(Canada) (Y)**                                                                                            982           4,439
KLM Royal Dutch Airlines N.V.,
American Depositary Receipt (ADR)
Common Stock (Netherlands) (Y)                                                                            397           7,007
Kraft Foods, Inc. (Class A)**                                                                           1,540          47,740
Nortek, Inc., Common Stock**                                                                              704          21,979
Versatel Telecom International N.V.,
ADR Common Stock (Netherlands)
(Y)**                                                                                                   1,333           3,786
                                                                                                               --------------
                                                                                                                      145,211
                                                                                                               --------------
TOTAL COMMON STOCKS
(Cost $164,806)                                                                                        (0.27%)        145,211
                                                                                               --------------  --------------
PREFERRED STOCKS AND WARRANTS
Allegiance Telecom, Inc. Warrant**                                                                        250          15,000
Comunicacion Celular S.A., Warrant
(Colombia) (Y)**                                                                                          100               0
DIVA Systems Corp. Warrant (R)**                                                                          750             938
Loral Space & Communications Ltd.
Warrant**                                                                                                 100             175
ONO Finance Plc, Warrant (United
Kingdom) (E) (R)**                                                                                         50           1,271
ONO Finance Plc, Warrant (United
Kingdom) (R) (Y)**                                                                                         50           1,500
XO Communications Inc., 14%
Preferred Stock                                                                                         2,505          75,150
                                                                                                               --------------
                                                                                                                       94,034
                                                                                                               --------------
TOTAL PREFERRED STOCKS AND WARRANTS
(Cost $158,153)                                                                                        (0.18%)         94,034
                                                                                               --------------  --------------
                                                              INTEREST                            PAR VALUE        MARKET
ISSUER, DESCRIPTION                                             RATE                           (000s OMITTED)       VALUE
-------------------                                        --------------                      --------------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (23.19%)
Investment in a joint repurchase
agreement transaction with UBS Warburg,
Inc. - Dated 06-29-01, due 07-02-01
(Secured by U.S. Treasury Bonds, 10.625%
due 08-15-15  and 6.250% due 08-15-23,
U.S. Treasury  Note 5.625% due 11-30-02)                       3.970%                                 $12,252     $12,252,000
                                                                                               --------------  --------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $12,252,000)                                                                                    (23.19%)     12,252,000
                                                                                               --------------  --------------
TOTAL INVESTMENTS                                                                                    (110.02%)     58,130,321
                                                                                               --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                                                     (10.02%)     (5,294,111)
                                                                                               --------------  --------------
TOTAL NET ASSETS                                                                                     (100.00%)    $52,836,210
                                                                                               ==============  ==============

  * Credit ratings are unaudited and rated by Moody's Investor Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

 ** Non-income producing security.

*** Represents rate in effect on June 30, 2001.

  # Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income producing issuer, filed for protection under Federal Bankruptcy Code or is in default on interest payment.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro denominated.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
    Rule 144A securities amounted to $3,211,889 or 6.08% of the fund's net assets as of June 30, 2001.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S.
    dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration
June 30, 2001 (Unaudited)
-------------------------------------------------------------------------


The V.A. Strategic Income Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at June 30, 2001 assigned to country categories.

                                                           MARKET VALUE
                                                            AS A % OF
COUNTRY DIVERSIFICATION                                 FUND'S NET ASSETS
-----------------------                                 -----------------
Australia                                                      0.28%
Bahamas                                                        0.19
Canada                                                         6.48
Colombia                                                       1.72
Egypt                                                          0.57
France                                                         0.19
Luxembourg                                                     0.17
Mexico                                                         4.09
Netherlands                                                    0.53
Russia                                                         4.34
United Kingdom                                                 1.11
United States                                                 88.97
Venezuela                                                      1.38
                                                             -------
TOTAL INVESTMENTS                                            110.02%
                                                             =======

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

                                                          MARKET VALUE
                                                           AS A % OF
QUALITY DISTRIBUTION                                   FUND'S NET ASSETS
--------------------                                   -----------------
AAA                                                           44.27%
AA                                                             1.14
BBB                                                            2.99
BB                                                            14.25
B                                                             21.07
CCC                                                            2.46
D                                                              0.20
                                                             -------
TOTAL BONDS                                                   86.38%
                                                             =======

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Declaration Trust

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock V.A. Core Equity Fund ("V.A. Core Equity Fund"), John Hancock V.A. Relative Value Fund ("V.A. Relative Value Fund"), John Hancock V.A. Sovereign Investors Fund ("V.A. Sovereign Investors Fund"), John Hancock V.A. Financial Industries Fund ("V.A. Financial Industries Fund"), John Hancock V.A. Technology Fund ("V.A. Technology Fund"), John Hancock V.A. Bond Fund ("V.A. Bond Fund"), John Hancock V.A. Money Market Fund ("V.A. Money Market Fund") and John Hancock V.A. Strategic Income Fund ("V.A. Strategic Income Fund") (each a "Fund," collectively, the "Funds") are separate series of John Hancock Declaration Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1995, consists of fifteen different series as of June 30, 2001. The other series of the Trust are reported in a separate shareholders' report. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within its respective Funds. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Funds held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Funds in proportion to the voting instructions received.

The investment objective of the V.A. Core Equity Fund is to seek above-average total return, consisting of capital appreciation and income. The investment objective of the V.A. Relative Value Fund is to seek the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. The investment objective of the V.A. Sovereign Investors Fund is to seek long-term growth of capital and income without assuming undue market risks. The investment objective of the V.A. Financial Industries Fund is to seek capital appreciation. The investment objective of the V.A. Technology Fund is to seek long-term growth of capital. The investment objective of the V.A. Bond Fund is to seek a high level of current income consistent with prudent investment risk. The investment objective of the V.A. Money Market Fund is to seek maximum current income consistent with capital preservation and liquidity. The investment objective of the V.A. Strategic Income Fund is to seek a high level of current income.

Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios (except for V.A. Money Market Fund) are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

The V.A. Money Market Fund's portfolio of securities is valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest-bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued, as applicable. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Funds at a future date, usually beyond customary settlement date.

DISCOUNT AND PREMIUM ON SECURITIES The Funds accrete discount and amortize premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of the investment operations of the Funds.

BANK BORROWINGS The Funds (except for V.A. Money Market Fund) are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds have entered into a syndicated line of credit agreement with various banks. This agreement enables the Funds to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds. The Funds had no borrowing activities under the line of credit during the period ended June 30, 2001.

SECURITIES LENDING The Funds may lend securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At June 30, 2001, the V.A. Relative Value and V.A. Technology Funds loaned securities having a market value of $1,765,629 and $262,760, collateralized by securities in the amount of $1,800,942 and $268,015, respectively.

OPTIONS The Funds (except for V.A. Money Market Fund) may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by a Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Funds may use option contracts to manage their exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Funds' exposure to the underlying instruments and buying puts and writing calls will tend to decrease the Funds' exposure to the underlying instruments, or hedge other Funds' investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of a Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if a Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Funds will continuously monitor the creditworthiness of all their counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Funds' year-end Statements of Assets and Liabilities. The Funds had no written option transactions during the period ended June 30, 2001.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds (except for V.A. Core Equity, V.A. Sovereign Investors and V.A. Money Market Funds) may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Funds' daily net assets. The Funds record realized gains and losses at the time the forward foreign currency exchange contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statements of Assets and Liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which they intend to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The Funds had the following open forward foreign currency exchange contracts at June 30, 2001:

                                                                UNREALIZED
                             PRINCIPAL AMOUNT   EXPIRATION    APPRECIATION/
CURRENCY                  COVERED BY CONTRACT        MONTH   (DEPRECIATION)
--------                  -------------------   ----------    ------------
V.A. STRATEGIC INCOME FUND
Buys
Pound Sterling                  255,500           Jul 01         ($7,045)
                                                                 =======
Sells
Pound Sterling                  523,700           Jul 01         $21,244
Pound Sterling                  218,500           Aug 01           5,485
Pound Sterling                  196,900           Sep 01         ($3,669)
                                                                 -------
                                                                 $23,060
                                                                 =======

FEDERAL INCOME TAXES The Funds qualify as "regulated investment companies" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the following Funds had capital loss carryforwards available to the extent provided by regulators to offset future net realized capital gains:

                                          CAPITAL LOSS
                                      CARRYFORWARD EXPIRING
                              -------------------------------------
FUND                          12/31/2006   12/31/2007    12/31/2008
----                          ----------   ----------    ----------
V.A. Sovereign Investors Fund   $157,877     $101,159    $1,206,695
V.A. Financial Industries Fund        --    2,140,648     1,313,228
V.A. Technology Fund                  --           --        14,000
V.A. Bond Fund                        --       67,593       215,568
V.A. Strategic Income Fund         4,130      136,493       455,777

Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividends. Interest income on investment securities is recorded on the accrual basis. The Funds may place debt obligations on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Funds record distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Funds have an investment management contract with the Adviser. Under the investment management contract, the Funds pay monthly management fees to the Adviser equivalent, on an annual basis, to the following:

                               RATE AS A PERCENTAGE OF
FUND                          AVERAGE DAILY NET ASSETS
----                          ------------------------
V.A. Core Equity Fund                   0.70%
V.A. Relative Value Fund                0.60
V.A. Sovereign Investors Fund           0.60
V.A. Financial Industries Fund          0.80
V.A. Technology Fund                    0.80
V.A. Bond Fund                          0.50
V.A. Money Market Fund                  0.50
V.A. Strategic Income Fund              0.60

V.A. Core Equity Fund and the Adviser have a subadvisory contract with Independence Investment LLC ("Independence"), formerly Independence Investment Associates, Inc. Independence is a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The V.A. Technology Fund and the Adviser have a subadvisory contract with American Fund Advisors, Inc. The Funds are not responsible for payment of subadvisers' fees.

The Adviser has agreed to limit each Fund's expenses (excluding the management fee), to 0.25% of each Fund's average daily net assets at least until April 30, 2002. Accordingly, the Adviser reduced the V.A. Technology Fund's expenses by $7,551 for the period ended June 30, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the period was at an annual rate 0.02% of the average net assets of the Funds.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock Funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Funds.

The Adviser and other subsidiaries of John Hancock Life Insurance Company owned the following shares of beneficial interest of the Funds as of June 30, 2001:

FUND                             SHARES OF BENEFICIAL INTEREST
----                             -----------------------------
V.A. Technology Fund                         50,095
V.A. Bond Fund                              135,931
V.A. Money Market Fund                      123,982
V.A. Strategic Income Fund                  557,187

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities for the Funds, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2001, were as follows:

FUND                                    PURCHASES           SALES
----                                   -----------       -----------
V.A. Core Equity Fund                   19,622,904        16,593,115
V.A. Relative Value Fund                23,534,078        15,426,044
V.A. Sovereign Investors Fund           27,892,613        12,218,212
V.A. Financial Industries Fund          50,251,626        36,764,543
V.A. Technology Fund                    16,391,057         2,346,666
V.A. Bond Fund                         107,129,045        66,899,002
V.A. Strategic Income Fund              33,658,235        16,521,059

The cost of investments owned at June 30, 2001 (including short-term investments) and gross unrealized appreciation and depreciation of investments for federal income tax purposes, were as follows:

                                                    GROSS           GROSS        NET UNREALIZED
                                                  UNREALIZED      UNREALIZED      APPRECIATION/
FUND                                 COST        APPRECIATION    DEPRECIATION    (DEPRECIATION)
----                              -----------    ------------    ------------     ------------
V.A. Core Equity  Fund            $36,789,999      $6,623,422      $1,871,339      $4,752,083
V.A. Relative Value  Fund          56,604,513       6,392,678      11,617,088      (5,224,410)
V.A. Sovereign  Investors Fund     63,970,454       8,074,640       3,704,883       4,369,757
V.A. Financial  Industries Fund    73,777,334      10,566,411       2,695,772       7,870,639
V.A. Technology  Fund              29,303,387       1,187,668       8,454,824      (7,267,156)
V.A. Bond Fund                     69,426,695         399,880         419,904         (20,024)
V.A. Money  Market Fund           143,342,085              --              --              --
V.A. Strategic  Income Fund        60,832,493         571,358       3,273,530      (2,702,172)

NOTE D --
CHANGE IN ACCOUNTING PRINCIPLE

Effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. Prior to this date, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds, but resulted in the following reduction in the cost of the investments and a corresponding increase/decrease in unrealized appreciation/depreciation on investments, based on securities held as of December 31,2000:

                             REDUCTION IN THE COST
FUND                           OF THE INVESTMENTS
----                         ---------------------
V.A. Bond Fund                     $32,713
V.A. Strategic Income Fund         230,438

The effect of this change in the period ended June 30, 2001 was as follows:

                                                   INCREASE/
                                                 DECREASE IN     DECREASE
                               REDUCTION IN     NET REALIZED       IN NET
                                THE COST OF        GAIN/LOSS   INVESTMENT
FUND                            INVESTMENTS   ON INVESTMENTS       INCOME
----                            -----------   --------------   ----------
V.A. Bond Fund                    $26,706         $28,562        $55,268
V.A. Strategic Income Fund        243,590          47,556        291,146

The effect of this change on the per share operating performance and the annualized ratio of net investment income to average net assets in the period ended June 30, 2001 was as follows:

                                                    INCREASE/
                                              DECREASE IN NET     DECREASE
                                   DECREASE      REALIZED AND       IN NET
                                     IN NET        UNREALIZED   INVESTMENT
                                 INVESTMENT         LOSS/GAIN    INCOME TO
                                     INCOME    ON INVESTMENTS      AVERAGE
FUND                              PER SHARE         PER SHARE   NET ASSETS
----                              ---------    --------------   ----------
V.A. Bond Fund                      $0.02           $0.02            0.27%
V.A. Strategic Income Fund           0.06            0.06            1.50

The Statements of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change in presentation.



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com


This report is for the information of the shareholders of the John Hancock Declaration Trust.

A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."

RVASA   6/01
        8/01






SEMIANNUAL REPORT

Declaration Trust

Equity                V.A. 500 Index Fund
                      V.A. Large Cap Growth Fund
                      V.A. Mid Cap Growth Fund
                      V.A. Small Cap Growth Fund
------------------------------------------------------
International         V.A. International Fund
------------------------------------------------------
Sector                V.A. Regional Bank Fund
------------------------------------------------------
Income                V.A. High Yield Bond Fund

JUNE 30, 2001


[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



Table of Contents

1) CEO Corner                                                     3

2) Portfolio Manager Commentary

These commentaries reflect the views of the portfolio managers or portfolio management teams through the end of the period discussed in this report. Of course, the managers' or team's views are subject to change as market and other conditions warrant.

Equity
V.A. 500 Index Fund                                               4
V.A. Large Cap Growth Fund                                        7
V.A. Mid Cap Growth Fund                                         10
V.A. Small Cap Growth Fund                                       13

International
V.A. International Fund                                          16

Sector
V.A. Regional Bank Fund                                          19

Income
V.A. High Yield Bond Fund                                        22

3) Financial Statements                                          25

4) Notes to Financial Statements                                 57


TRUSTEES

Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
* Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President and
Chief Executive Officer

William L. Braman
Executive Vice President and
Chief Investment Officer

Richard A. Brown
Senior Vice President and
Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

CUSTODIANS

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
V.A. High Yield Bond Fund
V.A. Large Cap Growth Fund
V.A. Mid Cap Growth Fund
V.A. Regional Bank Fund
V.A. Small Cap Growth Fund

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
V.A. 500 Index Fund
V.A. International Fund

TRANSFER AGENT

John Hancock Annuity Servicing Office
529 Main Street (X-4)
Charlestown, Massachusetts 02129

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISER

Nicholas-Applegate Capital Management LP
600 West Broadway
San Diego, California 92101
V.A. International Fund

ISSUER

John Hancock
Life Insurance Company
John Hancock Variable
Life Insurance Company*
200 Clarendon Street
Boston, Massachusetts 02117
*Not Licensed in New York

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush right next to first paragraph.]

DEAR SHAREHOLDERS:

The U.S. stock market has had a rough beginning in 2001, as last year's downward spiral continued due to growing concern over the slowing economy and a parade of disappointing earnings announcements. The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, fell by 6.69% in the first six months of the year. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling 2.75 percentage points between January and the end of June. By April, investors began to believe the worst might be over, prompting a sharp stock rally that month. Bonds wound up outperforming stocks overall.

Even with the spring upturn, the stock market remains indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery. More than ever, this is a time to keep a long-term investment perspective and check in with your investment professional to ensure that your portfolio is adequately diversified.

In the midst of this year's market disappointments, one significant event occurred that has positive short- and long-term implications for investors. On June 7, President George W. Bush signed into law the most sweeping tax-cut bill in two decades. The bill's first benefit comes this summer in the form of a tax refund, ranging from $300 to $600, to almost everyone who filed a 2000 tax return. Gradual cuts in taxes will follow the rebate checks. For investors, the bill also provides a number of extra incentives for retirement and college savings through changes to IRA and 401(k) plan contributions and enhancements to Education IRAs, among other things.

The new tax law has a variety of provisions, many of which are phased in over a number of years. We encourage you to consult with your investment professional to determine how to take the best, and most timely, advantage of the benefits it contains.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JAMES D. SCHANTZ, CFA, PORTFOLIO MANAGER

John Hancock
V.A. 500 Index Fund

S&P 500 Index loses ground as economy slows

For the stocks that make up the Standard & Poor's 500 Index, the first six months of 2001 can be neatly divided between their poor showing during the first calendar quarter and their rebound in the second quarter. In the first three months of the year, a weakening economy and surprisingly poor corporate earnings reports caused the Index to drop by nearly 12%. But from April through the end of June, stocks rebounded as sentiment shifted, lifting the S&P 500 Index by nearly 6%, thereby cutting the Index's loss back to -6.69% for the first half of the year.

"Interestingly,
 the technology
 sector provided
 the Index with
 some of its best
 performers, as
 well as its
 biggest losers."

Despite the continual drumbeat of bad economic news, job cuts and earnings warnings, consumer and investor confidence rose, thanks to hopes that the Federal Reserve Board's aggressive rate-cutting campaign could prevent the economy from free falling into a recession. The Fed lowered rates six times during as many months, with three of the cuts coming in April, May and June. The rate cuts lowered corporate borrowing costs, pumped money into the U.S. economy and fanned hopes that corporate earnings and stocks prices would improve. Even the depressed manufacturing sector exhibited signs that the worst could be behind it.

[Table at bottom left hand column entitled "Top Five Stock Holdings." The first listing is General Electric 4.3%, the second is Microsoft 3.5%, the third ExxonMobil 2.7%, the fourth Citigroup 2.3% and the fifth Pfizer 2.2%. A note below the table reads "As a percentage of net assets on June 30, 2001."]

Fund performance and strategy explained

John Hancock V.A. 500 Index Fund had a total return of -6.88% at net asset value for the six-month period ended June 30, 2001. By comparison, the average variable annuity S&P 500 Index objective fund had a total return of -6.86%, according to Lipper, Inc. Historical performance information can be found on page six.

In managing the Fund, our goal is to have our holdings closely track those of the S&P 500 Index, while minimizing the costs associated with buying and selling shares of stocks. Although there are frequent changes in the composition of the Index, we re-balance the Fund's holdings less frequently to minimize transaction costs. When we get additional money into the Fund that cannot immediately be deployed into Index components, we buy S&P 500 futures, which allow us to participate in the Index's performance without incurring the higher transaction costs of buying stocks.

[A 1 1/2" x 2" photo at bottom right side of page of John Hancock V.A. 500 Index Fund. Caption below reads "Jim Schantz."]

Technology: leaders and laggards

Interestingly, the technology sector provided the Index with some of its best performers, as well as its biggest losers. Microsoft, for example, surged more than 68% during the first six months of 2001. In contrast to some other technology suppliers, the company rode the wave of strong demand for corporate software and easily topped reduced expectations for profits and revenues. The company's shares also got a boost in late June when a U.S. appeals court tossed out a lower court's order to split the company. Other computer giants, such as industry titans IBM and Dell Computers, also flourished, posting gains of roughly 33% and 49%, respectively. Investors enthused about the combination of Internet and media companies AOL and Time Warner pushed its combined stock up about 52%.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2001." The chart is scaled in increments of 2% with -8% at the bottom and 0% at the top. The first bar represents the -6.88% total return for John Hancock V.A. 500 Index Fund. The second bar represents the -6.86% total return for Average variable annuity S&P 500 Index objective fund. A note below the chart reads "The total return for John Hancock V.A. 500 Index Fund is at net asset value with all distributions reinvested. The average variable annuity S&P 500 Index objective fund is tracked by Lipper, Inc. See the following page for historical performance information."]

In contrast, some well-known technology stocks -- including some of last year's best performers -- proved to be the biggest detractors from the Index's performance. Cisco Systems, the leading provider of data networking products to businesses, slumped more than 52% and was the biggest detractor from the Index's performance on a capitalization-weighted basis. Data storage companies EMC and Nortel Networks also were hit hard, suffering losses of about 55% and 71% respectively.

Topping the list of the Index's best performers was Bank of America, which exceeded earnings expectations thanks to improvement in its core custody business (the management of stock certificates and other securities held by clients), growth in asset management fees and rising trading revenues. AT&T gained 27% during the period, driven by its ability to meet scaled-back earnings expectations. Philip Morris returned roughly 17% thanks to improving results in many of its businesses, including tobacco and food. The nation's second-largest home-improvement retailer Lowe's was up more than 63% as the company continued to benefit from the strong housing market and falling interest rates.

Health care, telecom hit hard

As bad as some of the technology sector's losses were, the health-care sector's declines were worse. An absence of exciting new products either in the research pipeline or recently brought to market, coupled with investors' speedy rotation out of defensive names into higher growth stocks in the spring, took its toll on pharmaceutical companies Bristol-Myers Squibb and Pfizer. Communications equipment companies such as JDS Uniphase and Corning suffered losses of roughly 70% each as telecom providers drastically reduced their plans to build out their systems.

"The stock market
 enters the second
 half of 2001 under
 a cloud of
 uncertainty."

Outlook

The stock market enters the second half of 2001 under a cloud of uncertainty. For the most part, corporate earnings remain weak and CEOs continue to complain about a lack of "visibility," meaning they have no clear idea of when earnings will improve. Although job cuts continue, consumer confidence has remained strong and has provided a cushion against the declining technology and manufacturing sectors. Whether or not this continues to be the case in the second half is anyone's guess. On the other hand, the six interest-rate cuts delivered in the first half, coupled with tax cuts, may put enough money into the economy to pull it out of its doldrums. But regardless of how the stock market performs, our goal will be to closely track the performance of the S&P 500 Index. The Fund's returns, as always, will be dictated by the performance of that Index.



A LOOK AT PERFORMANCE
For the period ended June 30, 2001
                                                                       SINCE
                                         SIX             ONE       INCEPTION
                                      MONTHS            YEAR        (8/29/96)
                                     -------         -------         -------
Cumulative Total Returns              (6.88%)        (15.08%)         89.26%
Average Annual Total Returns              --         (15.08%)         14.10%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock
V.A. 500 Index Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. 500 Index Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $20,142 as of June 30, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. 500 Index Fund on August 29, 1996 and is equal to $18,926 as of June 30, 2001.



BY WILLIAM L. BRAMAN, ROBERT UEK AND PAUL J. BERLINGUET
FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
V.A. Large Cap Growth Fund

Corporate profits and economy weaken, stock prices remain erratic

Throughout the six months ended June 30, 2001, the stock market continued to provide investors with a steady diet of unease. The year began in the midst of a well-rounded bear market that had depressed stock prices, especially in the technology sector, and greatly diminished investor confidence. The Federal Reserve Board aggressively entered the scene, injecting liquidity into the financial markets with six successive cuts in short-term interest rates amounting to a total of 2.75 percentage points. By June's end, the federal funds rate stood at 3.75%, down from 6.50% in December 2000.

[Table at bottom left hand column entitled "Top Five Stock Holdings." The first listing is General Electric 5.9%, the second is Tyco International 5.7%, the third Cisco Systems 4.5%, the fourth AOL Time Warner 4.3% and the fifth Wal-Mart Stores 4.2%. A note below the table reads "As a percentage of net assets on June 30, 2001."]

In response to the Fed's initial actions, stock prices rebounded in April and May, lending credence to the widely held view that the worst of the rout may be over. Near period's end, the market's second quarter pre-announcement season was under way. A number of high-profile companies -- particularly in, but not limited to, the technology sector -- predicted weaker-than-expected profits and some even admitted to dire financial straits. Stock prices came under pressure once again and the broad market, as measured by the Standard & Poor's 500 Index, lost ground in the period, returning -6.69% for the first six months of the year.

"As the period
 progressed,
 our objective
 increasingly
 became
 broader
 diversification..."

Fund performance

For the six months ended June 30, 2001, John Hancock V.A. Large Cap Growth Fund produced a total return of -25.12% at net asset value. This compares with the -14.71% return posted by the average variable annuity large-cap growth fund, according to Lipper, Inc. Historical performance information can be found on page 9.

Many technology positions reduced or eliminated

The Fund's weighting in technology, which is greater than that of its peers, along with individual stock selection within the telecommunications equipment group during the first calendar quarter, were the primary causes of its relative underperformance. As the second quarter began, however, we shifted the Fund's technology exposure away from a number of telecommunications equipment, networking and fiber-optics-related stocks -- the technology subsectors that were hit particularly hard by the deterioration in capital equipment spending. We sold such names as Nortel Networks, Ericsson, PMC Sierra, Broadcom, JDS Uniphase and Corning. We also pared or eliminated positions in hardware names such as Sun Microsystems, EMC, Compaq and IBM. By period's end, the Fund's technology weighting was trimmed to roughly 30% of net assets.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2001." The chart is scaled in increments of 6% with -30% at the bottom and 0% at the top. The first bar represents the -25.12% total return for John Hancock V.A. Large Cap Growth Fund. The second bar represents the -14.71% total return for Average variable annuity large-cap growth fund. A note below the chart reads "The total return for John Hancock V.A. Large Cap Growth Fund is at net asset value with all distributions reinvested. The average variable annuity large-cap growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Redefined tech focus helps in Q2

We redeployed our tech assets into software-related companies as well as semiconductor capital equipment stocks, either adding to existing portfolio holdings or initiating new positions in such names as Microsoft, Amdocs Ltd., Electronic Data Systems, Intel, Applied Materials and Novellus Systems. Many of the software companies we pursued exhibit greater predictability in their future earnings potential than many other technology names right now, while the semiconductor stocks appealed to us because we believe the ones we've chosen are poised to benefit when new order momentum resumes. The portfolio's reconfiguration within the technology arena proved timely, as the stock prices of many networking companies hit new lows after they were eliminated from the portfolio. In fact, the Fund's revised technology exposure helped the portfolio regain some previously lost ground and outperform its Lipper peer group in the second quarter.

"...stock
 prices may
 continue to
 take two steps
 forward and
 one step back
 through
 calendar
 year end...

Broader diversification the best strategy

Throughout the period, the market has taken its cues from corporate profit announcements and leading economic indicators and we, in turn, have taken our cues from the market. It now appears the long-awaited turnaround in corporate profitability is not within easy reach as investors had hoped earlier this year. As the period progressed, our objective increasingly became broader diversification in tandem with a focus on companies that demonstrate a clear visibility in their earnings stream. We applied this approach not only to the technology sector but also to health-care, consumer-oriented companies, financial names and those issues with a cyclical bias.

Over the period, we bolstered the Fund's stake in health-care stocks. We did so in favor of niche players, those health-care companies with higher growth potential than the traditional pharmaceutical companies, which are currently contending with leaner product pipelines. We also sold health-care equipment companies such as Waters, which is suffering from a manufacturing slump in health-care's research and development area. Newly purchased, or bolstered, positions include Allergan, a specialty eye-care pharmaceutical company; Amgen, an established biotech company; and Stryker, a medical device company benefiting from changing demographics and a new product cycle.

We made a small foray into consumer-staple companies such as Anheuser-Busch and Philip Morris and initiated a position in Viacom, a media conglomerate with a broad spectrum of advertising delivery mediums. We purchased American Express and Goldman Sachs, two financial service companies with diversified business models, as well as home-improvement retailer Lowe's.

Outlook

Going forward, we anticipate a turn for the better in business conditions, based on the Fed's commitment to ease monetary policy to spur economic growth. The critical factor remains timing. Historically, business and investment conditions tend to improve six to 12 months after a concerted effort by the Fed to improve financial liquidity. We are still in the midst of a lengthy campaign, with the possibility of even further rate cuts ahead. Therefore, stock prices may continue to take two steps forward and one step back through calendar year end, as investors struggle to regain confidence in the viability of corporate America's long-term growth potential.



A LOOK AT PERFORMANCE
For the period ended June 30, 2001
                                                                       SINCE
                                         SIX             ONE       INCEPTION
                                      MONTHS            YEAR        (8/29/96)
                                     -------         -------         -------
Cumulative Total Returns             (25.12%)        (46.31%)        (16.98%)
Average Annual Total Returns              --         (46.31%)         (3.78%)


Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Large Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell Top 200 Growth Index -- an unmanaged index which measures the performance of the Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Large Cap Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Russell Top 200 Growth Index and is equal to $18,766 as of June 30, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Large Cap Growth Fund on August 29, 1996 and is equal to $8,302 as of June 30, 2001.



BY PAUL J. BERLINGUET AND TIMOTHY N. MANNING
FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
V.A. Mid Cap Growth Fund

Mid-cap growth stocks tumble as market continues to head south

The stock market's progress in the first half of 2001 was a tale best told in two parts. During the first quarter, the market went through a brutal meltdown that rocked nearly all sectors. Leading the decline were technology and telecommunications stocks, which looked overly expensive relative to deteriorating business fundamentals. Safer-haven sectors like finance and energy moved into favor. Early in the second quarter, the market reversed course, thanks to lower interest rates and anecdotal reports that business was stabilizing at some companies. Amid the relief rally that marked the second quarter, however, volatility continued as many companies announced missed earnings. The Standard & Poor's 500 Index closed the six months ended June 30, 2001 with a -6.69% return. By comparison, the Russell Midcap Growth Index returned -12.96% due to its heavier concentrations in technology, telecom and biotechnology names.

"We trimmed
 more volatile
 names in the
 telecom,
 biotech and
 software
 sectors..."

Disappointing performance

John Hancock V.A. Mid Cap Growth Fund had a sizable, but average, stake in technology -- about one-third of assets -- but was dogged by weak stock performance. Higher-than-average investments in telecom and biotech also eroded performance, leaving the Fund with a -23.39% return at net asset value for the first six months of the year. By comparison, the average variable annuity multi-cap growth fund returned -16.18%, according to Lipper, Inc. Historical performance information appears on page 12.

[Table at bottom left hand column entitled "Top Five Stock Holdings." The first listing is Shire Pharmaceuticals 2.2%, the second is VeriSign 2.1%, the third USA Education 2.1%, the fourth Mercury Interactive 2.0% and the fifth Dobson Communications 2.0%. A note below the table reads "As a percentage of net assets on June 30, 2001."]

Disappointments in telecom and biotech

Among the biggest drags on performance were our stakes in competitive local exchange carriers like McLeodUSA and XO Communications, both of which fell sharply amid the downturn in telecom spending. As the outlook for the sector remained uncertain, we decided to cut our losses and sell. Several stocks in the volatile biotech area also cost the Fund dearly, including Waters and Applera Corp. - Applied Biosystems Group, both of which supply analytical equipment to biotech companies, which cut back on spending in 2001. Millennium Pharmaceuticals, a company that provides genetic information to pharmaceutical companies, and Immunex, a biopharmaceutical company that develops drugs to treat autoimmune disorders, also posted steep declines. In the technology area, our investments in Brocade Communications Systems, which make switches for storage systems, and Aeroflex, which makes optical test equipment used in the build-out of fiber-optic networks, tumbled as spending slowed.

Gains in retail and finance

Tempering these losses were our retail investments, including Abercrombie & Fitch, Bed Bath & Beyond, Coach and Staples, which we had built up early in the year. All rallied nicely as consumers kept spending and investors anticipated an economic recovery, and we took profits. Our finance investments also did quite well. Transaction processors like Concord EFS and Fiserv benefited from their predictable revenue streams, while USA Education (formerly Sallie Mae), a student loan company, attracted interest following a recent acquisition. Other top gainers included Scientific-Atlanta, a leading producer of digital set top boxes for cable television, KLA-Tencor, which provides inspection systems for semiconductor capital equipment, and King Pharmaceuticals, a specialty pharmaceutical company with a new cardiovascular drug that has quickly gained market share.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2001." The chart is scaled in increments of 5% with -25% at the bottom and 0% at the top. The first bar represents the -23.39% total return for John Hancock V.A. Mid Cap Growth Fund. The second bar represents the -16.18% total return for Average variable annuity multi-cap fund. A note below the chart reads "The total return for John Hancock V.A. Mid Cap Growth Fund is at net asset value with all distributions reinvested. The average variable annuity multi-cap fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Focus on predictability

In the spring, we stepped up the Fund's emphasis on companies with predictable earnings growth and the potential for dominant market share. These businesses have proven they can do well even in a sluggish economy. We trimmed more volatile names in the telecom, biotech and software sectors, buying instead stocks like Amdocs, which provides telecom carriers with outsourcing solutions for customer service and billing. This is a company with no competition and more than 75% of its revenues for next year guaranteed by long-term contracts. We also increased our stake in VeriSign, a software company that is a leader in Internet domain registration, and Dobson Communications, a wireless company that has longer-term contracts with major carriers and little direct competition in the rural markets it serves.

Buying opportunities

Much of our buying was in the medical area (about 22% of net assets), where we focused on companies with predictable earnings, including health-care service companies like WellPoint Health Networks and specialty pharmaceuticals like Shire Pharmaceuticals. We also increased our investment in media stocks, which we expect to benefit as the economy recovers and ad spending increases. Among our additions were USA Networks, a company with great management and media assets, and Charter Communications, a cable company that is adding subscribers at the same time that its build-out expenditures are coming to an end. In the technology sector, we increased our investment in Mercury Interactive, a software testing company that has strong growth prospects.

"By the fourth
 quarter, the
 market should
 benefit from
 easier
 year-over-year
 earnings
 comparisons as
 well as
 improved
 corporate
 revenues."

A look ahead

The Federal Reserve cut interest rates six times between January and June. Typically, interest-rate moves take six to 12 months before they work their way through the economy. This means we could be looking at a recovery by late in the year. Fortunately, inflation and unemployment have both remained pretty low and tax refunds should give a boost to consumer confidence and spending. Given an improved economic outlook, we expect stock prices to climb in the second half of the year. The third quarter, however, could be rocky as investors digest recent earnings disappointments. By the fourth quarter, the market should benefit from easier year-over-year earnings comparisons as well as improved corporate revenues. We are especially optimistic about the outlook for mid-cap stocks, which have historically beaten larger-cap stocks on the way out of a downturn, and remain at reasonable valuations.



A LOOK AT PERFORMANCE
For the period ended June 30, 2001
                                                                       SINCE
                                         SIX             ONE       INCEPTION
                                      MONTHS            YEAR         (1/7/98)
                                     -------         -------         -------
Cumulative Total Returns             (23.39%)        (36.99%)         16.54%
Average Annual Total Returns              --         (36.99%)          4.50%


Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Mid Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Standard & Poor's 500 Index and the Russell Midcap Growth Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Russell Midcap Growth Index is an unmanaged index that contains those securities from the Russell Midcap Index with a greater-than-average growth orientation. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Mid Cap Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Russell Midcap Growth Index and is equal to $13,697 as of June 30, 2001. The second line represents the Standard & Poor's 500 Index and is equal to $13,201 as of June 30, 2001. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Mid Cap Growth Fund on January 7, 1998 and is equal to $11,654 as of June 30, 2001.



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
ANURAG PANDIT, CFA, PORTFOLIO MANAGER

John Hancock
V.A. Small Cap Growth Fund

Slowing economy, deteriorating corporate profits hold stocks back

The stock market remained in turmoil during the first six months of 2001, as the economy continued to slow and investors reacted to a steady stream of bad corporate earnings news. Fast-growing, high-priced growth stocks -- which started struggling a year ago -- kept sagging, particularly in the technology and telecommunications sectors. With the exception of a three-week surge in January sparked by a surprise interest-rate cut by the Federal Reserve, the first quarter of 2001 was especially difficult for stocks, despite the Fed's aggressive action to prevent a recession. But by April, the Fed had cut rates enough that investors began to hope the worst was over for the economy, and stocks rallied, including technology. The sector remained volatile and under pressure through the end of June, however, as business conditions showed no signs of improving. Small-cap stocks outperformed large caps, but growth stocks continued to trail value stocks by a substantial margin, producing a large variance in performance between the two major indexes that track small-cap stock performance. In the first six months of 2001, the Russell 2000 Value Index gained 12.84%, while the Russell 2000 Growth Index was essentially flat, returning 0.14%.

[Table at bottom left hand column entitled "Top Five Stock
Holdings." The first listing is Microsemi 1.4%, the second is Corporate Executive Board 1.4%, the third Columbia Sportswear 1.3%, the fourth Accredo Health 1.3% and the fifth Education Management 1.3%. A note below the table reads "As a percentage of net assets on June 30, 2001."]

Fund performance

For the six months ended June 30, 2001, John Hancock V.A. Small Cap Growth Fund posted a total return of -8.06% at net asset value. That compared with the -4.06% return of the average variable annuity small-cap growth fund, according to Lipper, Inc. Historical performance information can be found on page 15.

"Companies
 having any
 connection
 to the
 telecommunications
 industry
 suffered in
 particular..."

[A 1 1/2" x 2" photo at bottom right side of page of John Hancock V.A. Small Cap Growth Fund. Caption below reads "Bernice Behar."]

Our relative underperformance stemmed from our emphasis on defensive sectors of the market -- including pharmaceutical stocks and health-care services companies like LifePoint Hospitals. This held us back in the first three weeks of the year, when the Fed's surprise rate cut boosted more aggressive, low-quality tech stocks that we chose not to own. Our defensive stance also caused us to miss much of the gains in the biotechnology sector during the period. We took profits and cut our biotech stake significantly in January, given the sector's strong move in 2000 based on what we believe to be unrealistic expectations. We also had concerns about bottlenecks in the FDA approval process. However, even though the group was volatile during the period, the stocks produced good results and our underweighting worked against us. One of our best performers, however, was Covance, a contract research company that provides product development services to both the biotech and pharmaceutical industries. On the other hand we were disappointed by CV Therapeutics, which served us very well last year, but saw its stock drop precipitously this year after it announced disappointing results from a clinical trial for one of its drugs.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2001." The chart is scaled in increments of 2% with -10% at the bottom and 0% at the top. The first bar represents the -8.06% total return for John Hancock V.A. Small Cap Growth Fund. The second bar represents the -4.06% total return for Average variable annuity small-cap growth fund. A note below the chart reads "The total return for John Hancock V.A. Small Cap Growth Fund is at net asset value with all distributions reinvested. The average variable annuity small-cap growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"The real
 question mark
 is when
 corporate
 earnings will
 make a
 comeback."

Telecom and IT consultants hit hard

Companies having any connection to the telecommunications industry suffered in particular during this period, as demand for all types of products and services ground to a halt and companies ran into trouble getting additional financing to finish building out their networks. This impacted anyone along the supply chain, including Fund holding M-Systems Flash Disk Pioneers, a telecom-focused semiconductor company. Our stake in information technology (IT) consulting companies also hurt us as demand for IT services slowed dramatically, even for companies with strong franchises and niche markets like Forrester Research and Management Network Group. While the technology and telecommunications sectors produced negative results as a whole, our stock selection helped us fare better than the tech portion of the Russell 2000 Growth Index, and we did have some outstanding performers. Our biggest contributor to performance was also our top holding, Microsemi, a semiconductor company offering a broad range of products to a wide customer base, which has protected it in this difficult economic environment.

Individual standouts

We had some standout performances from a range of small companies that fit our investment criteria of producing accelerating and sustainable earnings growth, and having dominant market positions and strong managements. These included Tweeter Home Entertainment, a company we've owned for a while whose strong franchise in consumer electronics is beginning to be recognized, and Columbia Sportswear, a niche apparel company with great brand recognition and tremendous relationships with some of the fast-growing retailers. Our radio stocks also rebounded off their lows.

Earnings stability counts

In a tough environment for growth stocks, we continued to position ourselves in areas where we believe there is a relative amount of earnings stability. This caused us to maintain a lighter stake in tech and telecom and an increased exposure to health care and energy, a sector that has produced the highest earnings results so far this year. Unfortunately, the market has not rewarded energy stocks on balance in this period, assuming that the level of earnings growth was unsustainable in the midst of the economic slowdown and building inventories. While we believe the long-term outlook is positive, the more near-term economic and inventory issues have caused us to begin paring our energy stake.

Outlook

After six rate cuts totalling 2.75%, it appears the Fed is getting close to the end of its rate-cutting cycle, and the economy should soon begin to feel its effects. The real question mark is when corporate earnings will make a comeback. While we believe in the strong long-term potential of tech and telecom, we believe it's going to take more time for these sectors to turn around, as excess capacity needs to be absorbed. As a result, we believe more reliable earnings growth lies, for now, in other sectors.



A LOOK AT PERFORMANCE
For the period ended June 30, 2001
                                                                       SINCE
                                         SIX             ONE       INCEPTION
                                      MONTHS            YEAR        (8/29/96)
                                     -------         -------         -------
Cumulative Total Returns              (8.06%)        (30.62%)         44.70%
Average Annual Total Returns              --         (30.62%)          7.94%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Small Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index that is comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index that contains Russell 2000 Index stocks with a greater-than-average growth orientation. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Small Cap Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Russell 2000 Index and is equal to $16,393 as of June 30, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Small Cap Growth Fund on August 29, 1996 and is equal to $14,470 as of June 30, 2001. The third line represents the Russell 2000 Growth Index and is equal to $13,401 as of June 30, 2001.



BY LORETTA MORRIS AND RANDY KAHN FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
V.A. International Fund

Overseas markets struggle in first half of 2001

Despite a transition to an easing bias by central banks worldwide, the difficulties experienced by international equities in 2000 persisted in the first half of 2001. As represented by the MSCI All-World Country Free ex-U.S. Index, non-U.S. stocks shed 13.56% of their value during the six-month period ended June 30.

"Currently, we
 are
 identifying
 compelling
 opportunities
 in the energy,
 health care,
 and consumer
 services
 sectors."

The contagion that began to spread early last year during the sell-off of technology, media and telecommunications (TMT) stocks continued to linger into 2001. Contributing to this weakness was a tightening bias by central banks worldwide in 2000. All told, there were nearly 130 interest-rate hikes in 2000 and the cumulative effect of tighter monetary policy ultimately precipitated a sharp slowdown in global growth. This deceleration in growth prompted a shift toward an easing bias, and through June 30 there had been more than 70 interest-rate reductions by central bankers globally. However, the European Central Bank reduced rates only once as it continued to adhere to its stated mission of battling inflation rather than stimulating growth. As a result, the euro fell to near-record lows against the dollar at the year's halfway mark.

[Pie chart at bottom left hand column with heading "Portfolio Diversification." The chart is divided into seven sections (from top to left): Short-term Investments & Other 7%, Latin America 1%, Pacific Rim ex-Japan 7%, Japan 18%, U.K. & Ireland 22%, Continental Europe 39% and Canada 6%. A note below the chart reads "As a percentage of net assets on June 30, 2001."]

In eurozone countries, which observers thought would be relatively immune to the stagnation that took hold of the United States in late 2000, economic indicators deteriorated rapidly in the second quarter of this year. In particular, Germany -- the region's largest economy -- suffered higher-than-expected rates of unemployment and inflation, and an erosion of consumer confidence as a result.

Japan has also fared poorly in 2001. Early in the year, political uncertainty over the fate of former Prime Minister Yoshiro Mori, the lingering overhang of bad debts, and a reluctance of the country's consumers to spend in a deflationary environment combined to pressure the Japanese stock market. Although the country's main stock index, the Nikkei, rallied briefly in April after the election of popular new Prime Minister Junichiro Koizumi, the market slumped again in May and June as the magnitude of Japan's problems weighed on investor sentiment.

Fund performance

For the six months ended June 30, 2001, John Hancock V.A. International Fund posted a total return of -19.26% at net asset value. In comparison, the average variable annuity international fund returned -14.34% during the same period. See page 18 for historical performance information.

The Fund's relative underperformance stemmed in large part from holdings in the volatile TMT arena, electric utilities and money-center banks. Specifically, Alcatel of France, Colt Telecom of Britain, and British Telecom were among the portfolio's weakest performers in the first half of 2001, as corporate expenditures on telecommunications equipment and services plummeted. On a country basis, stock selection in Japan and the United Kingdom negatively influenced returns during the period. On the positive side, stock selection in Irish and Danish equities helped limit Fund declines, as did holdings in biotechnology, apparel and automotive equipment companies.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2001." The chart is scaled in increments of 4% with -20% at the bottom and 0% at the top. The first bar represents the -19.26% total return for John Hancock V.A. International Fund. The second bar represents the -14.34% total return for Average variable annuity international fund. A note below the chart reads "The total return for John Hancock V.A. International Fund is at net asset value with all distributions reinvested. The average international fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Stakes boosted in Japan, U.K. and France

During the period, we shifted assets out of Japan early in the year, reducing exposure from 21% of the Fund's holdings at the end of 2000 to 10% as of January 31, 2001. As the situation there seemed to improve with the election of Prime Minister Koizumi, we increased holdings to reach 18% as of June 30. As a result of our bottom-up stock selection process centered on positive, sustainable change, we also identified opportunities in the United Kingdom and France. The percentage of U.K. equities rose from 10% to 19% during the period, while French stocks increased from 6% to 10%.

On a sector-by-sector basis, we increased the Fund's energy holdings, as tight supplies and growing demand pushed fuel prices higher. Meanwhile, we significantly reduced exposure to the beleaguered technology sector. As of June 30, 2001, the Fund was overweighted in energy and consumer durable stocks relative to its benchmark MSCI index and underweighted in the financial services and technology sectors. The Fund's country weightings were largely in line with the benchmark.

Looking ahead

Despite a difficult environment for equity investors spanning more than a year now, we believe that international markets continue to offer compelling investment opportunities. Falling interest rates should begin to fuel a recovery in worldwide equity markets. The case for international investing also remains compelling amid the positive themes of structural changes such as tax and pension reform and deregulation, especially in Europe. The trend toward a rising equity culture in Europe and Japan also bodes well for international equity markets. Finally, non-U.S. equities' share of world market capitalization has increased over the last three decades, rising from 30% in the 1970s to more than 50% today. We believe international markets remain home to many companies with sound fundamentals.

"Falling
 interest rates
 should begin
 to fuel a
 recovery in
 worldwide
 equity
 markets."

No matter how difficult the market environment may become, we will never waver from the proven philosophy and process that has served our clients so well over time. We remain committed to our discipline of finding the companies exhibiting the fastest growth in earnings, and we continue to find stocks with sustainable positive change at attractive valuations.

Currently, we are identifying compelling opportunities in the energy, health-care and consumer services sectors. The TMT group's fundamentals continue to deteriorate and we expect them to worsen in the short term. However, our dynamic process is designed to turn change into capital appreciation, so we will continue to search for candidates in this fast-moving sector.

-----------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.


A LOOK AT PERFORMANCE
For the period ended June 30, 2001
                                                                       SINCE
                                         SIX             ONE       INCEPTION
                                      MONTHS            YEAR        (8/29/96)
                                     -------         -------         -------
Cumulative Total Returns             (19.26%)        (31.56%)          4.08%
Average Annual Total Returns              --         (31.56%)          0.83%


Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .


The chart below shows how much a $10,000 investment in the John Hancock V.A. International Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International (MSCI) All Country World Free Ex-U.S. Index, which measures the performance of a broad range of developed and emerging stock markets. The index represents securities that are freely traded on a variety of equity exchanges around the world. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. International Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $11,688 as of June 30, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. International Fund on August 29, 1996 and is equal to $10,408 as of June 30, 2001.



BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
THOMAS M. FINUCANE AND THOMAS C. GOGGINS, PORTFOLIO MANAGERS

John Hancock
V.A. Regional Bank Fund

Smaller banks outperform other financial stocks in a difficult six months for the stock market

The first six months of 2001 were marked by a dramatically slowing economy, a relentless stream of disappointing corporate profit announcements and a distressed stock market that produced negative results. In response to the sagging economy, the Federal Reserve Board cut short-term interest rates six times for a total of 2.75 percentage points in a bid to avoid a recession. Banks and thrifts with the most sensitivity to falling rates were lifted by the Fed's easing stance, as were the smaller banks that struggled last year. While financial stocks as a group held up better than the broad stock market, those connected to the increasingly dicey stock market, like asset managers and brokerage houses, were hit hard, as were financial companies whose valuations ran up the most by the end of last year. For the six months ended June 30, 2001, the Standard & Poor's Major Regional Bank Index returned -2.59%, while the broad market, as measured by the Standard & Poor's 500 Index, returned -6.69%.

[Table at bottom left hand column entitled "Top Five Stock
Holdings." The first listing is Valley National Bancorp 4.0%, the second is Mid-State Bancshares 3.9%, the third Fifth Third Bancorp 3.6%, the fourth Umpqua Holdings 3.6% and the fifth Pacific Capital Bancorp 3.5%. A note below the table reads "As a percentage of net assets on June 30, 2001."]

"...financial
 stocks as a
 group held up
 better than the
 broad stock
 market..."

Fund performance

John Hancock V. A. Regional Bank Fund produced a very solid result during the period due to our focus on the outperforming mid-sized regional and smaller banks. For the six months ended June 30, 2001, the Fund posted a total return of 8.10% at net asset value. That compared with the 0.54% return of the average open-end financial services fund and the -14.72% return of the average variable annuity specialty/miscellaneous fund, according to Lipper, Inc. See page 21 for historical performance information.

[A 1 1/2" x 2" photo at bottom right side of page of John Hancock V.A. Regional Bank Fund. Caption below reads "Jim Schmidt."]

Small and interest-sensitive banks dominate

Not surprisingly, the Fund's holdings in banks and thrifts with the greatest sensitivity to falling rates were some of our best performers, including Community First Bankshares, Charter One Financial, SouthTrust and First Financial Holdings. Conversely, the banks with the highest price-to-earnings ratios, which had risen the most last year, like Mellon Financial and Wells Fargo, lost ground. Small capitalization banks whose stock prices had grown very cheap after last year's lag also boosted our performance, including Financial Institutions, Umpqua Holdings, Cascade Bancorp and Independent Bank Corp. Their stocks were also lifted by several other factors, including their potential inclusion in the Russell 2000 Index, the banks' relative underexposure to areas of heightened loan concern (i.e., telecommunications loans) and their improved margin outlooks in the falling-rate environment.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2001." The chart is scaled in increments of 5% with -15% at the bottom and 10% at the top. The first bar represents the 8.10% total return for John Hancock V.A. Regional Bank Fund. The second bar represents the 0.54% total return for Average open-end financial services fund. The third bar represents the -14.72% total return for Average variable annuity specialty/miscellaneous fund. A note below the chart reads "The total return for John Hancock V.A. Regional Bank Fund is at net asset value with all distributions reinvested. The average open-end financial services fund and variable annuity specialty/miscellaneous fund are tracked by Lipper, Inc. See the following page for historical performance information."]

"Falling
 rates and an
 economy that is
 growing
 moderately are
 usually two
 good
 ingredients for
 bank-stock
 performance."

Banks poised for above-market growth

With the economy in a slower mode and interest rates continuing to decline, bank loan growth should be at a slower 5% pace. At the same time, bank margins have stabilized, expenses are under control and banks continue to buy back stock. Even though the level of non-performing assets rose in the period, it is still very low -- at less than one percent of total assets -- and we do not believe it will rise much above one percent. With this backdrop, banks should be able to generate single-digit earnings-per-share growth, which, while modest compared to prior years, still tops the negative profit outlook for the broad market.

Slow pace for bank mergers

Although merger activity was generally slow during the period, we did have three of our banks involved in takeover offers. The headline transaction was First Union's bid to acquire Wachovia, later complicated by the arrival of Sun Trust as a hostile suitor. We believe many years of consolidation are still ahead in the banking industry, as the extraordinary number of institutions gets whittled down to a more efficient level. Although many valuable bank franchises are trading at very reasonable prices, the pool of banks able to undertake a sizable acquisition has shrunk due to low valuation and uncertain benefits from past deals. Only a handful of the nation's top banks have unblemished records that leave them in a good position to pursue further transactions. It will take time and a greater number of merger success stories before other powerful banks resume acquisition programs.

Outlook

Although the Fed's aggressive move to stabilize the economy appears to be winding down, its efforts should begin to have a positive effect later this year, and we expect the U.S. economy to avoid a recession and produce modest growth for the rest of 2001. Falling rates and an economy that is growing moderately are usually two good ingredients for bank-stock performance. In this environment, we will keep adding to our stake in higher-quality banks and reducing positions in banks in which we are less certain about their loan portfolios.

-----------------------------------------------------------------------------
Sector investing is subject to greater risks than the market as a whole.



A LOOK AT PERFORMANCE
For the period ended June 30, 2001
                                                                       SINCE
                                         SIX             ONE       INCEPTION
                                      MONTHS            YEAR         (5/1/98)
                                     -------         -------         -------
Cumulative Total Returns               8.10%          40.65%          13.46%
Average Annual Total Returns              --          40.65%           4.07%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Regional Bank Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Regional Bank Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $11,469 as of June 30, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Regional Bank Fund on May 1, 1998 and is equal to $11,282 as of June 30, 2001.



BY ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO MANAGEMENT TEAM LEADER; AND JANET L. CLAY, CFA, AND FREDERICK L. CAVANAUGH, JR., PORTFOLIO MANAGERS

John Hancock
V.A. High Yield Bond Fund

High-yield bonds outperform stocks in a difficult environment

During the first six months of 2001, high-yield bonds rebounded off last year's lows and outperformed stocks, as market conditions remained choppy. A dramatically slowing economy prompted a slew of earnings disappointments and sent the stock market into a tailspin. Investors fled the once-favored technology and telecommunications sectors and sought safety in more defensive areas like energy, health care and high-quality bonds. These bonds were also boosted by six interest-rate cuts by the Federal Reserve since January that brought short-term rates down from 6.50% at the end of 2000 to 3.75% by the end of June.

"Our increased
 weighting in
 energy
 companies
 served us well
 as the price
 of oil and gas
 spiked..."

[Pie chart at bottom left hand column with heading "Portfolio Diversification." The chart is divided into six sections (from top to left): Short-Term Investments & Other 5%, Foreign Government Bonds 1%, Preferred Stock & Warrants 9%, Common Stock 8%, Foreign Corporate Bonds 20% and U.S. Corporate Bonds 57%. A note below the chart reads "As a percentage of net assets on June 30, 2001."]

With the rate cuts, investors began seeking higher levels of income in the high-yield, or junk, bond market as the year progressed. But this sector of the bond market still had a rougher road than government and high-quality corporate bonds. Not only do high-yield bonds carry a greater degree of risk because of their below-investment-grade credit ratings, but they also tend to move more in line with the stock market because their fortunes are so closely tied to their underlying credits. With the deteriorating economic conditions, the number of companies defaulting on their debt payments grew and investors turned to higher-quality issues. Except for a brief period in January after the Fed's first rate cut, many start-up telecommunications companies -- which make up the largest component of the high-yield market -- were particularly hard hit, as they increasingly were unable to get funding for the next phases of their business plans. On a technical level, a lack of liquidity, or ease of trading, also continued to stymie the high-yield universe. Despite these challenges, high-yield bonds still outperformed the stock market, returning 3.93% for the six months ended June 30, 2001, as measured by the Lehman Brothers High Yield Index, while the Standard & Poor's 500 Index lost 6.69%. But there was great disparity between better-quality high-yield bonds, rated Ba, which returned 8.27%, and lower-quality junk bonds with higher yields, such as bonds rated B, which returned 1.30%, as measured by Lehman Brothers.

[A 1 1/2" x 2" photo at bottom right side of page of John Hancock V.A. High Yield Bond Fund. Caption below reads "Arthur Calavritinos."]

Fund performance

For the six months ended June 30, 2001, John Hancock V.A. High Yield Bond Fund posted a total return of 2.46% at net asset value, compared with the 1.10% return of the average variable annuity high current yield fund, according to Lipper, Inc. Historical performance information can be found on page 24.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 3% at the top. The first bar represents the 2.46% total return for John Hancock V.A. High Yield Bond Fund. The second bar represents the 1.10% total return for Average variable annuity high current yield fund. A note below the chart reads "The total return for John Hancock V.A. High Yield Bond Fund is at net asset value with all distributions reinvested. The average variable annuity high current yield fund is tracked by Lipper, Inc. See the following page for historical performance information."]

While we outperformed our peers, our absolute performance was held back by our significant stake in Asia Pulp & Paper (APP), which recently filed for bankruptcy protection and is in the process of restructuring its debt. APP's main mistake was focusing too much on expanding capacity and not enough on paying down debt. But it remains a very low-cost paper producer with world-class assets, and we intend to hold on until a plan is worked out. In contrast, our top holding, Timberwest, a Canadian timber company with good assets and an attractive yield, served us well.

Telecommunications cut

Our stake in telecommunications company Nextel Communications -- one of our top holdings -- also detracted from performance in the period when, after holding in longer than most, it finally was taken down by the market after lowering its cash-flow estimates. But we still like the company, which, unlike many telecom start-ups, actually has a business that makes money, with a franchise and national brand name recognition for its cell-phone/paging technology. We are more wary about other telecom names, and throughout the year we continued to cut our stake to a significantly underweighted position, down from 14% in December. We continue to believe that the sector still faces challenges until demand catches up to the current oversupply of telecom goods and services.

Energy, media emerging markets boosted

Our increased weighting in energy companies served us well as the price of oil and gas spiked and exploration and development expanded. We had several companies get taken over, including Gothic Production, a natural gas exploration and production company bought out by Chesapeake. Well-servicing company Key Energy, natural gas producer Grey Wolf, and CHC Helicopter, which provides transportation to offshore oil rigs, were all solid performers. A number of energy companies have been so successful that they have called back their higher-yielding bonds that we owned and reissued lower-yielding bonds. To the extent that our energy bonds get called, we are reducing our stake in the sector in search of higher-yielding bonds.

"We will keep
 underweighted
 in telecom..."

We upped our media exposure by buying the stock and bonds of direct satellite TV company Pegasus Communications, which we believe is undervalued compared with its competitors. We also increased our stake in emerging-market bonds, particularly in Latin America, as this region has bounced back better than others.

Outlook

We expect pressures to remain on the telecommunications sector, with the potential for more failures ahead. As long as the economy remains weak, we anticipate further action by the Fed, which should help spark an economic rebound, but not until some time next year. We will keep underweighted in telecom, selectively focused on companies we believe have the best chances of survival, and apply our value style toward maintaining a portfolio that provides shareholders with a high level of current income and the potential for price gains.

See the prospectus for the risks of investing in high-yield bonds. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.



A LOOK AT PERFORMANCE
For the period ended June 30, 2001
                                                                       SINCE
                                         SIX             ONE       INCEPTION
                                      MONTHS            YEAR         (1/6/98)
                                     -------         -------         -------
Cumulative Total Returns               2.46%          (3.35%)         (1.81%)
Average Annual Total Returns              --          (3.35%)         (0.52%)

YIELD
For the period ended June 30, 2001

                                  SEC 30-DAY
                                       YIELD
                                     -------
John Hancock V.A. High Yield
Bond Fund                             12.43%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. High Yield Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers High Yield Bond Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. High Yield Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $10,205 as of June 30, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. High Yield Bond Fund on January 6, 1998 and is equal to $9,819 as of June 30, 2001.



FINANCIAL STATEMENTS

John Hancock Funds - Declaration Trust


Statements of Assets and Liabilities
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------

                                            V.A.         V.A.         V.A.         V.A.           V.A.           V.A.         V.A.
                                      500 INDEX    LARGE CAP      MID CAP    SMALL CAP  INTERNATIONAL  REGIONAL BANK   HIGH YIELD
                                           FUND  GROWTH FUND  GROWTH FUND  GROWTH FUND           FUND           FUND    BOND FUND
                                    -----------  -----------  -----------  -----------  -------------  -------------  -----------
Assets:
Investments at value (cost -
$12,948,504, $6,081,968,
$6,065,678, $11,380,649,
$6,273,184, $8,818,705  and
$8,523,041, respectively)           $17,836,392   $6,328,151   $5,930,239  $13,193,181     $5,944,661    $11,104,314   $5,947,408
Joint repurchase agreements
(cost - $911,000, none,  $503,000,
$111,000, $262,000, $743,000 and
$85,000, respectively)                  911,000           --      503,000      111,000        262,000        743,000       85,000
                                    -----------  -----------  -----------  -----------  -------------  -------------  -----------
                                     18,747,392    6,328,151    6,433,239   13,304,181      6,206,661     11,847,314    6,032,408
Cash                                        714           --          436          476             --            947          934
Foreign currency at value
(cost - none, none, none, none,
$1,750, none and none, respectively)         --           --           --           --          1,747             --           --
Cash segregated for futures
contracts                                34,500           --           --           --             --             --           --
Receivable for investments sold          24,953       29,445       51,675      156,578         24,356         34,311       30,528
Receivable for shares sold                   --           --        1,045       28,103             --             --           --
Dividends and interest receivable        13,314        2,251        1,333          625         12,090         26,509      221,690
Receivable for futures variation
margin                                    2,350           --           --           --             --             --           --
Receivable for forward foreign
currency exchange  contracts sold            --           --           --           --          3,314             --       15,994
Deferred organization expense               360          360           --          360            360             --           --
Receivable from affiliates               29,130           --           --           --             --             --           --
Other assets                                700          279           49        1,039            186            296          129
                                    -----------  -----------  -----------  -----------  -------------  -------------  -----------
Total assets                         18,853,413    6,360,486    6,487,777   13,491,362      6,248,714     11,909,377    6,301,683
---------------------------------------------------------------------------------------------------------------------------------

Liabilities:
Due to custodian                             --       68,079           --           --            207             --           --
Payable for investments purchased       389,390           --      158,629      140,681        167,849             --           --
Payable for shares repurchased               --          185           94        7,664             --            374          147
Dividends payable                            --           --           --           --             --             --        3,869
Payable for securities on loan               --           --           --           --      1,040,206             --           --
Payable for forward foreign
currency exchange  contracts
purchased                                    --           --           --           --             33             --          589
Payable to affiliates                        --        1,571        2,089        8,369          3,889          7,862        2,592
Accounts payable and accrued
expenses                                 44,530       10,815       11,791       21,633         37,954         12,898       10,126
                                    -----------  -----------  -----------  -----------  -------------  -------------  -----------
Total liabilities                       433,920       80,650      172,603      178,347      1,250,138         21,134       17,323
---------------------------------------------------------------------------------------------------------------------------------

Net Assets:
Capital paid-in                      12,497,928   11,191,616    8,932,394   15,584,510      6,711,524     11,970,766    9,547,853
Accumulated net realized gain
(loss) on investments
and foreign currency transactions     1,051,931   (5,135,699)  (2,451,411)  (4,033,684)    (1,334,074)    (2,368,502)    (649,560)
Net unrealized appreciation
(depreciation) of investments,
futures and translation of assets
and liabilities in  foreign
currencies                            4,869,674      246,183     (135,439)   1,812,532       (326,048)     2,285,609   (2,561,856)
Undistributed (distributions in
excess of) net investment  income
(accumulated net investment loss)           (40)     (22,264)     (30,370)     (50,343)       (52,826)           370      (52,077)
                                    -----------  -----------  -----------  -----------  -------------  -------------  -----------
Net assets                          $18,419,493   $6,279,836   $6,315,174  $13,313,015     $4,998,576    $11,888,243   $6,284,360
=================================================================================================================================

Net Asset Value Per Share:
(Based on 1,227,183, 816,304,
546,313, 1,005,607,  562,479,
1,120,720, and 974,905 shares,
respectively,  of beneficial
interest outstanding - unlimited
number of  shares authorized with
no par value)                            $15.01        $7.69       $11.56       $13.24          $8.89         $10.61        $6.45
=================================================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 2001. You'll also find the net asset value per share as of that date.

See notes to financial statements.





Statements of Operations
Six months ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------

                                           V.A.         V.A.         V.A.         V.A.           V.A.           V.A.         V.A.
                                     500 INDEX    LARGE CAP      MID CAP    SMALL CAP  INTERNATIONAL  REGIONAL BANK   HIGH YIELD
                                          FUND  GROWTH FUND  GROWTH FUND  GROWTH FUND           FUND           FUND    BOND FUND
                                   -----------  -----------  -----------  -----------  -------------  -------------  -----------
Investment Income:
Dividends (net of foreign
withholding tax of $592, $288,
$11, none, $6,579, none and
$1,130, respectively)                 $119,367      $18,031       $7,239       $7,782        $45,360       $132,955      $32,206
Interest                                16,871        1,563        3,426        2,967          8,316         14,565      363,443
Securities lending                          --           --           --       14,066          3,924          1,581           --
                                   -----------  -----------  -----------  -----------  -------------  -------------  -----------
Total investment income                136,238       19,594       10,665       24,815         57,600        149,101      395,649
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management fee               25,568       31,324       30,771       56,311         26,093         48,380       19,741
Custodian fee                           80,141        7,713        9,276       22,531         61,690          5,049        6,102
Auditing fee                             7,438        5,951        5,951        7,438          5,951          5,917        5,951
Miscellaneous                            5,237          388           90          159             73            320          162
Printing                                 2,187        3,303        1,224          578          2,170            830          778
Accounting and legal services fee        2,001          817          803        1,469            568          1,183          644
Organization expense                     1,053        1,053           --        1,053          1,053             --           --
Trustees' fees                             683          352          300          503            190            422          194
Legal fees                                 110           80           45           88            673             71          675
Registration and filing fees                 8          352            8            8             40              9           21
Interest expense                            --        1,324          252          673             --             52           --
                                   -----------  -----------  -----------  -----------  -------------  -------------  -----------
Total expenses                         124,426       52,657       48,720       90,811         98,501         62,233       34,268
Less expense reductions                (88,630)     (10,890)      (7,693)     (15,729)       (65,160)            --       (6,302)
--------------------------------------------------------------------------------------------------------------------------------
Net expenses                            35,796       41,767       41,027       75,082         33,341         62,233       27,966
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)           100,442      (22,173)     (30,362)     (50,267)        24,259         86,868      367,683
--------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                            751,294   (3,369,813)  (1,746,838)  (1,792,517)      (497,721)       577,019     (419,180)
Futures                                (66,957)          --           --           --             --             --           --
Foreign currency transactions               --           --           --           --       (316,985)            --       (9,107)
Change in unrealized appreciation
(depreciation) on:
Investments                         (2,396,941)     638,393     (725,291)      27,433       (533,372)       170,852      180,171
Futures                                (36,061)          --           --           --             --             --           --
Translation of assets and
liabilities in foreign currencies           --           --           --           --          4,430             --       46,517
                                   -----------  -----------  -----------  -----------  -------------  -------------  -----------
Net realized and unrealized
gain (loss)                         (1,748,665)  (2,731,420)  (2,472,129)  (1,765,084)    (1,343,648)       747,871     (201,599)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
from operations                    ($1,648,223) ($2,753,593) ($2,502,491) ($1,815,351)   ($1,319,389)      $834,739     $166,084
================================================================================================================================

The Statement of Operations summarizes for each of the Funds the investment income earned and expenses incurred in operating the Fund. It also shows  net gains (losses) for the period stated.

See notes to financial statements.





Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                      V.A.                      V.A.                      V.A.
                                                           500 INDEX FUND     LARGE CAP GROWTH FUND       MID CAP GROWTH FUND
                                                 ------------------------  ------------------------  ------------------------
                                                               SIX MONTHS                SIX MONTHS                SIX MONTHS
                                                        YEAR        ENDED         YEAR        ENDED         YEAR        ENDED
                                                       ENDED      JUNE 30,       ENDED      JUNE 30,       ENDED      JUNE 30,
                                                 DECEMBER 31,        2001  DECEMBER 31,        2001  DECEMBER 31,        2001
                                                        2000   (UNAUDITED)        2000   (UNAUDITED)        2000   (UNAUDITED)
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                        $284,283     $100,442    ($116,390)    ($22,173)    ($55,546)    ($30,362)
Net realized gain (loss)                             510,070      684,337   (1,715,484)  (3,369,813)    (691,193)  (1,746,838)
Change in net unrealized
appreciation (depreciation)                       (3,816,126)  (2,433,002)  (4,414,002)     638,393   (1,246,996)    (725,291)
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Net decrease in net assets
resulting from operations                         (3,021,773)  (1,648,223)  (6,245,876)  (2,753,593)  (1,993,735)  (2,502,491)
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Distributions to Shareholders: *
From net investment income                          (279,659)    (105,489)          --           --           --           --
From net realized gain                               (92,786)          --     (643,661)          --      (78,273)          --
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Total distributions to shareholders                 (372,445)    (105,489)    (643,661)          --      (78,273)          --
                                                 -----------  -----------  -----------  -----------  -----------  -----------
From Fund Share Transactions:
Shares sold                                        2,172,521      473,627    5,563,562      237,611   12,664,811      306,649
Shares issued to shareholders in
reinvestment of distributions                        372,407      105,489      643,661           --       78,273           --
Less shares repurchased                          (12,009,903)  (5,499,934)  (8,885,412)  (3,508,388)  (5,552,026)  (2,970,834)
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease)                           (9,464,975)  (4,920,818)  (2,678,189)  (3,270,777)   7,191,058   (2,664,185)
                                                 -----------  -----------  -----------  -----------  -----------  -----------

Net Assets:
Beginning of period                               37,953,216   25,094,023   21,871,932   12,304,206    6,362,800   11,481,850
                                                 -----------  -----------  -----------  -----------  -----------  -----------
End of period (including
undistributed net investment
income (loss)  (distributions in
excess of net investment income)
of $5,007, ($40),  ($91),
($22,264), ($8) and ($30,370),
respectively)                                    $25,094,023  $18,419,493  $12,304,206   $6,279,836  $11,481,850   $6,315,174
                                                 ===========  ===========  ===========  ===========  ===========  ===========

Distributions to Shareholders:
Per share dividends from net
investment income                                    $0.1530      $0.0825           --           --           --           --
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Per share distributions from net
realized gain                                        $0.0585           --      $0.5666           --      $0.1010           --
                                                 -----------  -----------  -----------  -----------  -----------  -----------

* Analysis of Fund Share Transactions:
Shares sold                                          123,028       30,367      376,363       27,503      699,219       23,775
Shares issued to shareholders in
reinvestment of distributions                         21,738        7,183       62,310           --        5,222           --
Less shares repurchased                             (694,943)    (358,048)    (628,273)    (408,950)    (313,149)    (238,537)
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease)                             (550,177)    (320,498)    (189,600)    (381,447)     391,292     (214,762)
                                                 ===========  ===========  ===========  ===========  ===========  ===========

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the per share amount of distributions made to shareholders of each Fund for the periods indicated.

See notes to financial statements.





Statements of Changes in Net Assets (continued)
-----------------------------------------------------------------------------------------------------------------------------
                                                                      V.A.                      V.A.                      V.A.
                                                    SMALL CAP GROWTH FUND        INTERNATIONAL FUND        REGIONAL BANK FUND
                                                 ------------------------  ------------------------  ------------------------
                                                               SIX MONTHS                SIX MONTHS                SIX MONTHS
                                                        YEAR        ENDED         YEAR        ENDED         YEAR        ENDED
                                                       ENDED      JUNE 30,       ENDED      JUNE 30,       ENDED      JUNE 30,
                                                 DECEMBER 31,        2001  DECEMBER 31,        2001  DECEMBER 31,        2001
                                                        2000   (UNAUDITED)        2000   (UNAUDITED)        2000   (UNAUDITED)
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                       ($194,883)    ($50,267)     $17,595      $24,259     $271,788      $86,868
Net realized gain (loss)                          (2,221,923)  (1,792,517)    (451,324)    (814,706)  (2,865,401)     577,019
Change in net unrealized
appreciation (depreciation)                       (5,140,485)      27,433   (2,179,238)    (528,942)   4,087,137      170,852
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net
assets resulting from operations                  (7,557,291)  (1,815,351)  (2,612,967)  (1,319,389)   1,493,524      834,739
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Distributions to Shareholders: *
From net investment income                                --           --     (107,471)          --     (275,181)     (86,394)
From net realized gain                            (1,193,201)          --     (238,923)          --           --           --
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Total distributions to shareholders               (1,193,201)          --     (346,394)          --     (275,181)     (86,394)
                                                 -----------  -----------  -----------  -----------  -----------  -----------
From Fund Share Transactions:
Shares sold                                       18,612,044      445,018    1,932,741       85,169    1,198,441      652,155
Shares issued to shareholders in
reinvestment of distributions                      1,193,201           --      346,394           --      275,181       86,394
Less shares repurchased                          (12,149,701)  (5,088,314)  (1,364,748)  (1,096,843)  (9,253,630)  (3,332,081)
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease)                            7,655,544   (4,643,296)     914,387   (1,011,674)  (7,780,008)  (2,593,532)
                                                 -----------  -----------  -----------  -----------  -----------  -----------

Net Assets:
Beginning of period                               20,866,610   19,771,662    9,374,613    7,329,639   20,295,095   13,733,430
                                                 -----------  -----------  -----------  -----------  -----------  -----------
End of period (including
undistributed net investment
income (loss)  (distributions in
excess of net investment income)
of ($76),  ($50,343), ($77,085),
($52,826), ($104) and $370,
respectively)                                    $19,771,662  $13,313,015   $7,329,639   $4,998,576  $13,733,430  $11,888,243
                                                 ===========  ===========  ===========  ===========  ===========  ===========

Distributions to Shareholders:
Per share dividends from net
investment income                                         --           --      $0.1684           --      $0.1686      $0.0732
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Per share distributions from net
realized gain                                        $0.9031           --      $0.3744           --           --           --
                                                 -----------  -----------  -----------  -----------  -----------  -----------

* Analysis of Fund Share Transactions:
Shares sold                                          888,422       33,471      131,349        8,932      150,452       65,385
Shares issued to shareholders in
reinvestment of distributions                         86,905           --       31,955           --       33,504        8,780
Less shares repurchased                             (658,355)    (400,835)    (104,357)    (112,301)  (1,166,423)    (342,613)
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease)                              316,972     (367,364)      58,947     (103,369)    (982,467)    (268,448)
                                                 ===========  ===========  ===========  ===========  ===========  ===========

See notes to financial statements.





Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------
                                                                      V.A.
                                                     HIGH YIELD BOND FUND
                                                 ------------------------
                                                               SIX MONTHS
                                                        YEAR        ENDED
                                                       ENDED      JUNE 30,
                                                 DECEMBER 31,        2001
                                                        2000   (UNAUDITED)
                                                 -----------  -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                             $1,037,461     $367,683
Net realized gain (loss)                             141,324     (428,287)
Change in net unrealized
appreciation (depreciation)                       (1,666,407)     226,688
                                                 -----------  -----------
Net increase (decrease) in net
assets resulting from operations                    (487,622)     166,084
                                                 -----------  -----------
Distributions to Shareholders: *
From net investment income                        (1,039,972)    (391,044)
From net realized gain                              (241,224)          --
                                                 -----------  -----------
Total distributions to shareholders               (1,281,196)    (391,044)
                                                 -----------  -----------
From Fund Share Transactions:
Shares sold                                          858,489      697,429
Shares issued to shareholders in
reinvestment of distributions                      1,281,195      387,175
Less shares repurchased                           (2,438,764)  (1,793,918)
                                                 -----------  -----------
Net decrease                                        (299,080)    (709,314)
                                                 -----------  -----------

Net Assets:
Beginning of period                                9,286,532    7,218,634
                                                 -----------  -----------
End of period (including
distributions in excess of  net
investment income of ($4,802) and
($52,077), respectively)                          $7,218,634   $6,284,360
                                                 ===========  ===========

Distributions to Shareholders:
Per share dividends from net
investment income                                    $0.9394      $0.3885
                                                 -----------  -----------
Per share distributions from net
realized gain                                        $0.2290           --
                                                 -----------  -----------

* Analysis of Fund Share Transactions:
Shares sold                                          110,078      105,067
Shares issued to shareholders in
reinvestment of distributions                        172,859       58,318
Less shares repurchased                             (320,600)    (268,727)
                                                 -----------  -----------
Net decrease                                         (37,663)    (105,342)
                                                 ===========  ===========

See notes to financial statements.




Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------------------
                                                                       V.A. 500 INDEX FUND
                                              --------------------------------------------------------------------------------
                                                                                                                    SIX MONTHS
                                                PERIOD                                                                   ENDED
                                                 ENDED                      YEAR ENDED DECEMBER 31,                    JUNE 30,
                                           DECEMBER 31,      --------------------------------------------------           2001
                                                1996(1)          1997          1998          1999          2000     (UNAUDITED)
                                              --------       --------      --------      --------      --------      ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period            $10.00         $10.44        $12.62        $15.23        $18.09         $16.21
                                              --------       --------      --------      --------      --------       --------
Net Investment Income(2)                          0.17           0.30          0.20          0.17          0.14           0.07
Net Realized and Unrealized Gain (Loss) on
Investments                                       0.98           2.72          3.37          2.98         (1.81)         (1.19)
                                              --------       --------      --------      --------      --------       --------
Total from Investment Operations                  1.15           3.02          3.57          3.15         (1.67)         (1.12)
                                              --------       --------      --------      --------      --------       --------

Less Distributions:
From Net Investment Income                       (0.16)         (0.30)        (0.20)        (0.17)        (0.15)         (0.08)
From Net Realized Gain                           (0.55)         (0.54)        (0.76)        (0.11)        (0.06)            --
In Excess of Net Realized Gain                      --             --            --         (0.01)           --             --
                                              --------       --------      --------      --------      --------       --------
Total Distributions                              (0.71)         (0.84)        (0.96)        (0.29)        (0.21)         (0.08)
                                              --------       --------      --------      --------      --------       --------
Net Asset Value, End of Period                  $10.44         $12.62        $15.23        $18.09        $16.21         $15.01
                                              ========       ========      ========      ========      ========       ========
Total Investment Return(3,4)                    11.49%(5)      29.51%        28.44%        20.81%        (9.28%)        (6.88%)(5)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)        $4,049        $20,008       $26,457       $37,953       $25,094        $18,419
Ratio of Expenses to Average Net Assets          0.60%(6)       0.36%         0.35%         0.35%         0.35%          0.35%(6)
Ratio of Adjusted Expenses to Average Net
Assets(7)                                        1.31%(6)       0.83%         0.92%         0.75%         0.93%          1.22%(6)
Ratio of Net Investment Income to Average
Net Assets                                       4.57%(6)       2.45%         1.44%         1.06%         0.86%          0.98%(6)
Portfolio Turnover Rate                             0%             9%           47%            5%            7%             3%

(1) Commenced operations on August 29, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) The total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Not annualized.

(6) Annualized.

(7) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.




Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------------------
                                                                       V.A. LARGE CAP GROWTH FUND
                                              --------------------------------------------------------------------------------
                                                                                                                    SIX MONTHS
                                                PERIOD                                                                   ENDED
                                                 ENDED                      YEAR ENDED DECEMBER 31,                    JUNE 30,
                                           DECEMBER 31,      --------------------------------------------------           2001
                                                1996(1)          1997          1998          1999          2000     (UNAUDITED)
                                              --------       --------      --------      --------      --------      ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period            $10.00          $9.39        $10.73        $13.37        $15.77         $10.27
                                              --------       --------      --------      --------      --------       --------
Net Investment Loss(2)                           (0.01)         (0.04)           --(3)      (0.04)        (0.08)         (0.02)
Net Realized and Unrealized Gain (Loss) on
Investments                                      (0.60)          1.38          2.64          2.80         (4.85)         (2.56)
                                              --------       --------      --------      --------      --------       --------
Total from Investment Operations                 (0.61)          1.34          2.64          2.76         (4.93)         (2.58)
                                              --------       --------      --------      --------      --------       --------
Less Distributions:
From Net Realized Gain                              --             --            --         (0.36)        (0.57)            --
                                              --------       --------      --------      --------      --------       --------
Net Asset Value, End of Period                   $9.39         $10.73        $13.37        $15.77        $10.27          $7.69
                                              ========       ========      ========      ========      ========       ========
Total Investment Return(4)                      (6.10%)(5,6)   14.27%(6)     24.60%(6)     20.71%(6)    (31.30%)       (25.12%)(5,6)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)          $994         $3,733       $10,372       $21,872       $12,304         $6,280
Ratio of Expenses to Average Net Assets          1.00%(7)       1.00%         1.00%         1.00%         0.96%          1.00%(7)
Ratio of Adjusted Expenses to Average Net
Assets(8)                                        4.76%(7)       2.37%         1.33%         1.02%            --          1.26%(7)
Ratio of Net Investment Loss to Average Net
Assets                                          (0.23%)(7)     (0.39%)       (0.00%)       (0.25%)       (0.59%)        (0.53%)(7)
Portfolio Turnover Rate                            68%           136%          176%          172%          170%            38%

(1) Commenced operations on August 29, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Less than $0.01 per share.

(4) Assumes dividend reinvestment.

(5) Not annualized.

(6) The total return would have been lower had certain expenses not been reduced during the period shown

(7) Annualized.

(8) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.




Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------
                                                                       V.A. MID CAP GROWTH FUND
                                                        --------------------------------------------------------
                                                                                                      SIX MONTHS
                                                          PERIOD                                           ENDED
                                                           ENDED         YEAR ENDED DECEMBER 31,         JUNE 30,
                                                     DECEMBER 31,       ------------------------            2001
                                                          1998(1)           1999            2000      (UNAUDITED)
                                                        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $10.00          $11.03          $17.21          $15.09
                                                        --------        --------        --------        --------
Net Investment Income (Loss)(2)                             0.01           (0.03)          (0.08)          (0.05)
Net Realized and Unrealized Gain (Loss) on
Investments                                                 1.03            6.23           (1.94)          (3.48)
                                                        --------        --------        --------        --------
Total from Investment Operations                            1.04            6.20           (2.02)          (3.53)
                                                        --------        --------        --------        --------

Less Distributions:
From Net Investment Income                                 (0.01)             --              --              --
From Net Realized Gain                                        --           (0.02)          (0.10)             --
Tax Return of Capital                                         --(3)           --              --              --
                                                        --------        --------        --------        --------
Total Distributions                                        (0.01)          (0.02)          (0.10)             --
                                                        --------        --------        --------        --------
Net Asset Value, End of Period                            $11.03          $17.21          $15.09          $11.56
                                                        ========        ========        ========        ========
Total Investment Return(4,5)                              10.35%(6)       56.18%         (11.73%)        (23.39%)(6)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                  $1,779          $6,363         $11,482          $6,315
Ratio of Expenses to Average Net Assets                    1.00%(7)        1.00%           1.00%           1.00%(7)
Ratio of Adjusted Expenses to Average Net
Assets(8)                                                  4.23%(7)        2.36%           1.10%           1.19%(7)
Ratio of Net Investment Income (Loss) to
Average Net Assets                                         0.06%(7)       (0.23%)         (0.42%)         (0.74%)(7)
Portfolio Turnover Rate                                     103%            136%            155%             71%

(1) Commenced operations on January 7, 1998.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Less than $0.01 per share.

(4) Assumes dividend reinvestment.

(5) The total returns would have been lower had certain expenses not been reduced during the periods shown.

(6) Not annualized.

(7) Annualized.

(8) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.




Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------------------
                                                                       V.A. SMALL CAP GROWTH FUND
                                              --------------------------------------------------------------------------------
                                                                                                                    SIX MONTHS
                                                PERIOD                                                                   ENDED
                                                 ENDED                      YEAR ENDED DECEMBER 31,                    JUNE 30,
                                           DECEMBER 31,      --------------------------------------------------           2001
                                                1996(1)          1997          1998          1999          2000     (UNAUDITED)
                                              --------       --------      --------      --------      --------      ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period            $10.00          $9.32        $10.35        $12.00        $19.76         $14.40
                                              --------       --------      --------      --------      --------       --------
Net Investment Income (Loss)(2)                   0.02          (0.02)        (0.06)        (0.10)        (0.13)         (0.04)
Net Realized and Unrealized Gain (Loss) on
Investments                                      (0.68)          1.05          1.71          8.29         (4.33)         (1.12)
                                              --------       --------      --------      --------      --------       --------
Total from Investment Operations                 (0.66)          1.03          1.65          8.19         (4.46)         (1.16)
                                              --------       --------      --------      --------      --------       --------

Less Distributions:
From Net Investment Income                       (0.02)            --(3)         --            --            --             --
From Net Realized Gain                              --             --            --         (0.43)        (0.90)            --
                                              --------       --------      --------      --------      --------       --------
Total Distributions to Shareholders              (0.02)            --            --         (0.43)        (0.90)            --
                                              --------       --------      --------      --------      --------       --------
Net Asset Value, End of Period                   $9.32         $10.35        $12.00        $19.76        $14.40         $13.24
                                              ========       ========      ========      ========      ========       ========
Total Investment Return(4,5)                    (6.62%)(6)     11.06%        15.94%        68.52%       (22.33%)        (8.06%)(6)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)          $975         $3,841        $8,232       $20,867       $19,772        $13,313
Ratio of Expenses to Average Net Assets          1.00%(7)       1.00%         1.00%         1.00%         1.00%          1.00%(7)
Ratio of Adjusted Expenses to Average Net
Assets(8)                                        5.19%(7)       2.72%         1.63%         1.38%         1.10%          1.21%(7)
Ratio of Net Investment Income (Loss) to
Average Net Assets                               0.62%(7)      (0.16%)       (0.59%)       (0.76%)       (0.68%)        (0.67%)(7)
Portfolio Turnover Rate                            31%            79%           93%          120%          104%            40%

(1) Commenced operations on August 29, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Less than $0.01 per share.

(4) Assumes dividend reinvestment.

(5) The total returns would have been lower had certain expenses not been reduced during the periods shown.

(6) Not annualized.

(7) Annualized.

(8) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.




Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------------------
                                                                       V.A. INTERNATIONAL FUND
                                              --------------------------------------------------------------------------------
                                                                                                                    SIX MONTHS
                                                PERIOD                                                                   ENDED
                                                 ENDED                      YEAR ENDED DECEMBER 31,                    JUNE 30,
                                           DECEMBER 31,      --------------------------------------------------           2001
                                                1996(1)          1997          1998          1999          2000     (UNAUDITED)
                                              --------       --------      --------      --------      --------      ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period            $10.00         $11.23        $10.50        $12.18        $15.45         $11.01
                                              --------       --------      --------      --------      --------       --------
Net Investment Income(2)                          0.07           0.05          0.07          0.07          0.03           0.04
Net Realized and Unrealized Gain (Loss) on
Investments                                       1.20          (0.13)         1.69          3.75         (3.93)         (2.16)
                                              --------       --------      --------      --------      --------       --------
Total from Investment Operations                  1.27          (0.08)         1.76          3.82         (3.90)         (2.12)
                                              --------       --------      --------      --------      --------       --------

Less Distributions:
From Net Investment Income                       (0.04)         (0.01)        (0.07)        (0.08)        (0.17)            --
In Excess of Net Investment Income                  --             --         (0.01)        (0.02)           --             --
From Net Realized Gain                              --          (0.64)           --         (0.45)        (0.37)            --
                                              --------       --------      --------      --------      --------       --------
Total Distributions                              (0.04)         (0.65)        (0.08)        (0.55)        (0.54)            --
                                              --------       --------      --------      --------      --------       --------
Net Asset Value, End of Period                  $11.23         $10.50        $12.18        $15.45        $11.01          $8.89
                                              ========       ========      ========      ========      ========       ========
Total Investment Return(3,4)                    12.75%(5)      (0.54%)       16.75%        31.55%       (25.17%)       (19.26%)(5)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)        $2,267         $3,792        $7,201        $9,375        $7,330         $4,999
Ratio of Expenses to Average Net Assets          1.15%(6)       1.15%         1.15%         1.15%         1.15%          1.15%(6)
Ratio of Adjusted Expenses to Average Net
Assets(7)                                        3.13%(6)       2.04%         3.13%         2.51%         3.24%          3.40%(6)
Ratio of Net Investment Income to Average
Net Assets                                       2.03%(6)       0.43%         0.59%         0.52%         0.19%          0.84%(6)
Portfolio Turnover Rate                            14%           273%           89%          116%          177%           176%

(1) Commenced operations on August 29, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) The total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Not annualized.

(6) Annualized.

(7) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.




Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------
                                                                       V.A. REGIONAL BANK FUND
                                                        --------------------------------------------------------
                                                                                                      SIX MONTHS
                                                          PERIOD                                           ENDED
                                                           ENDED         YEAR ENDED DECEMBER 31,         JUNE 30,
                                                     DECEMBER 31,       ------------------------            2001
                                                          1998(1)           1999            2000      (UNAUDITED)
                                                        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $10.00           $9.28           $8.56           $9.89
                                                        --------        --------        --------        --------
Net Investment Income(2)                                    0.09            0.12            0.16            0.07
Net Realized and Unrealized Gain (Loss) on
Investments                                                (0.74)          (0.57)           1.34            0.72
                                                        --------        --------        --------        --------
Total from Investment Operations                           (0.65)          (0.45)           1.50            0.79
                                                        --------        --------        --------        --------

Less Distributions:
From Net Investment Income                                 (0.07)          (0.12)          (0.17)          (0.07)
From Net Realized Gain                                        --(3)        (0.15)             --              --
                                                        --------        --------        --------        --------
Total Distributions                                        (0.07)          (0.27)          (0.17)          (0.07)
                                                        --------        --------        --------        --------
Net Asset Value, End of Period                             $9.28           $8.56           $9.89          $10.61
                                                        ========        ========        ========        ========

Total Investment Return(4)                                (6.43%)(5,6)    (4.86%)         17.91%           8.10%(5)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                 $20,256         $20,295         $13,733         $11,888
Ratio of Expenses to Average Net Assets                    1.05%(7)        1.00%           1.01%           1.03%(7)
Ratio of Adjusted Expenses to Average Net
Assets(8)                                                  1.14%(7)           --              --              --
Ratio of Net Investment Income to Average
Net Assets                                                 1.39%(7)        1.30%           1.92%           1.44%(7)
Portfolio Turnover Rate                                      28%             49%             32%              9%

(1) Commenced operations on May 1, 1998.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Less than $0.01 per share.

(4) Assumes dividend reinvestment.

(5) Not annualized.

(6) The total return would have been lower had certain expenses not been reduced during the period shown

(7) Annualized.

(8) Does not take into consideration expense reductions during the period shown

See notes to financial statements.




Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------
                                                                      V.A. HIGH YIELD BOND FUND
                                                        --------------------------------------------------------
                                                                                                      SIX MONTHS
                                                          PERIOD                                           ENDED
                                                           ENDED         YEAR ENDED DECEMBER 31,         JUNE 30,
                                                     DECEMBER 31,       ------------------------            2001
                                                          1998(1)           1999            2000      (UNAUDITED)
                                                        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $10.00           $8.22           $8.31           $6.68
                                                        --------        --------        --------        --------
Net Investment Income(2)                                    0.90            0.88            0.94            0.36
Net Realized and Unrealized Gain (Loss) on
Investments                                                (1.82)           0.16           (1.40)          (0.20)
                                                        --------        --------        --------        --------
Total from Investment Operations                           (0.92)           1.04           (0.46)           0.16
                                                        --------        --------        --------        --------

Less Distributions:
From Net Investment Income                                 (0.84)          (0.88)          (0.94)          (0.39)
From Net Realized Gain                                        --           (0.07)          (0.23)             --
Tax Return of Capital                                      (0.02)             --              --              --
                                                        --------        --------        --------        --------
Total Distributions                                        (0.86)          (0.95)          (1.17)          (0.39)
                                                        --------        --------        --------        --------
Net Asset Value, End of Period                             $8.22           $8.31           $6.68           $6.45
                                                        ========        ========        ========        ========
Total Investment Return(3,4)                              (9.80%)(5)      13.12%          (6.08%)          2.46%(5)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                  $8,120          $9,287          $7,219          $6,284
Ratio of Expenses to Average Net Assets                    0.85%(6)        0.85%           0.85%           0.85%(6)
Ratio of Adjusted Expenses to Average Net
Assets(7)                                                  1.15%(6)        1.03%           1.24%           1.04%(6)
Ratio of Net Investment Income to Average
Net Assets                                                 9.85%(6)       10.56%          12.12%          11.18%(6,8)
Portfolio Turnover Rate                                     102%            122%             56%             33%

(1) Commenced operations on January 6, 1998.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) The total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Not annualized.

(6) Annualized.

(7) Does not take into consideration expense reductions during the periods shown.

(8) Had the Fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 11.40%

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. 500 Index Fund

Schedule of Investments
June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. 500 Index Fund on June 30, 2001. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Advertising (0.29%)
Interpublic Group of Companies,
Inc. (The)                                                                    607         $17,815
Omnicom Group, Inc.                                                           300          25,800
TMP Worldwide, Inc.*                                                          172          10,320
                                                                                   --------------
                                                                                           53,935
                                                                                   --------------
Aerospace (1.18%)
Boeing Co. (The)                                                            1,411          78,452
General Dynamics Corp.                                                        325          25,288
Goodrich (B.F.) Co. (The)                                                     167           6,343
Lockheed Martin Corp.                                                         702          26,009
Northrop Grumman Corp.                                                        138          11,054
Raytheon Co.                                                                  575          15,266
United Technologies Corp.                                                     761          55,751
                                                                                   --------------
                                                                                          218,163
                                                                                   --------------
Automobiles/Trucks (0.94%)
Cummins Engine Co., Inc.                                                       67           2,593
Dana Corp.                                                                    239           5,578
Delphi Automotive Systems Corp.                                               906          14,433
Eaton Corp.                                                                   111           7,781
Ford Motor Co.                                                              2,959          72,643
General Motors Corp.                                                          887          57,078
PACCAR, Inc.                                                                  124           6,376
Ryder System, Inc.                                                             98           1,921
Visteon Corp.                                                                 212           3,897
                                                                                   --------------
                                                                                          172,300
                                                                                   --------------
Banks - United States (5.40%)
AmSouth Bancorp.                                                              599          11,076
Bank of America Corp.                                                       2,592         155,598
Bank of New York Co., Inc.                                                  1,190          57,120
Bank One Corp.                                                              1,885          67,483
BB&T Corp.                                                                    659          24,185
Comerica, Inc.                                                                289          16,646
Fifth Third Bancorp                                                           931          55,907
First Union Corp.                                                           1,587          55,450
FleetBoston Financial Corp.                                                 1,752          69,116
Huntington Bancshares, Inc.                                                   406           6,638
KeyCorp.                                                                      687          17,896
Mellon Financial Corp.                                                        772          35,512
National City Corp.                                                           972          29,918
Northern Trust Corp.                                                          360          22,500
PNC Bank Corp.                                                                467          30,724
Regions Financial Corp.                                                       368          11,776
SouthTrust Corp.                                                              550          14,300
State Street Corp.                                                            526          26,032
SunTrust Banks, Inc.                                                          472          30,576
Synovus Financial Corp.                                                       469          14,717
U.S. Bancorp                                                                3,082          70,239
Union Planters Corp.                                                          222           9,679
Wachovia Corp.                                                                340          24,191
Wells Fargo Co.                                                             2,776         128,890
Zions Bancorp.                                                                149           8,791
                                                                                   --------------
                                                                                          994,960
                                                                                   --------------

Beverages (2.04%)
Anheuser-Busch Cos., Inc.                                                   1,452          59,822
Brown-Forman Corp.                                                            111           7,097
Coca-Cola Co. (The)                                                         4,023         181,035
Coca-Cola Enterprises, Inc.                                                   680          11,118
Coors (Adolph) Co. (Class B)                                                   60           3,011
Pepsi Bottling Group, Inc.                                                    233           9,343
PepsiCo, Inc.                                                               2,368         104,666
                                                                                   --------------
                                                                                          376,092
                                                                                   --------------
Broker Services (1.47%)
Bear Stearns Cos., Inc.                                                       170          10,025
Lehman Brothers Holdings, Inc.                                                399          31,022
Merrill Lynch & Co., Inc.                                                   1,357          80,402
Morgan Stanley Dean Witter & Co.                                            1,800         115,614
Schwab (Charles) Corp.                                                      2,242          34,303
                                                                                   --------------
                                                                                          271,366
                                                                                   --------------
Building (0.60%)
Black & Decker Corp.                                                          131           5,169
Centex Corp.                                                                   96           3,912
Danaher Corp.                                                                 231          12,936
Georgia-Pacific Corp.                                                         365          12,355
Kaufman & Broad Home Corp.                                                     72           2,172
Louisiana-Pacific Corp.                                                       169           1,982
Masco Corp.                                                                   744          18,570
Pulte Corp.                                                                    68           2,899
Sherwin-Williams Co.                                                          253           5,617
Snap-on, Inc.                                                                  93           2,247
Stanley Works (The)                                                           138           5,779
Vulcan Materials Co.                                                          163           8,761
Weyerhauser Co.                                                               348          19,130
Willamette Industries, Inc.                                                   177           8,762
                                                                                   --------------
                                                                                          110,291
                                                                                   --------------
Business Services - Misc. (0.50%)
Block, H&R, Inc.                                                              148           9,553
Cendant Corp.*                                                              1,378          26,871
Convergys Corp.*                                                              276           8,349
Equifax, Inc.                                                                 232           8,510
Moody's Corp.                                                                 255           8,543
Paychex, Inc.                                                                 604          24,160
Robert Half International, Inc.                                               284           7,069
                                                                                   --------------
                                                                                           93,055
                                                                                   --------------
Chemicals (0.69%)
Air Products & Chemicals, Inc.                                                369          16,882
Dow Chemical Co.                                                            1,452          48,279
Eastman Chemical Co.                                                          125           5,954
Engelhard Corp.                                                               211           5,442
FMC Corp.*                                                                     50           3,428
Great Lakes Chemical Corp.                                                     81           2,499
Hercules, Inc.                                                                175           1,978
PPG Industries, Inc.                                                          272          14,299
Praxair, Inc.                                                                 260          12,220
Rohm & Haas Co.                                                               356          11,712
Sigma-Aldrich Corp.                                                           122           4,712
                                                                                   --------------
                                                                                          127,405
                                                                                   --------------
Computers (12.17%)
Adobe Systems, Inc.                                                           387          18,189
Apple Computer, Inc.*                                                         564          13,113
Autodesk, Inc.                                                                 87           3,245
Automatic Data Processing, Inc.                                             1,010          50,197
BMC Software, Inc.*                                                           394           8,881
BroadVision, Inc.*                                                            442           2,210
Cabletron Systems, Inc.*                                                      305           6,969
Cisco Systems, Inc.*                                                       11,837         215,433
Citrix Systems, Inc.*                                                         299          10,435
Compaq Computer Corp.                                                       2,732          42,319
Computer Associates International,
Inc.                                                                          932          33,552
Computer Sciences Corp.*                                                      273           9,446
Compuware Corp.*                                                              595           8,324
Dell Computer Corp.*                                                        4,207         110,013
Electronic Data Systems Corp.                                                 757          47,313
EMC Corp.*                                                                  3,569         103,679
First Data Corp.                                                              634          40,735
Fiserv, Inc.*                                                                 201          12,860
Gateway 2000, Inc.*                                                           522           8,587
Hewlett-Packard Co.                                                         3,142          89,861
IMS Health, Inc.                                                              477          13,595
International Business Machines Corp.                                       2,810         317,530
Intuit, Inc.*                                                                 337          13,477
Lexmark International Group, Inc.
(Class A)*                                                                    207          13,921
Mercury Interactive Corp.*                                                    134           8,027
Microsoft Corp.*                                                            8,704         635,392
NCR Corp.*                                                                    156           7,332
Network Appliance, Inc.*                                                      526           7,206
Novell, Inc.*                                                                 514           2,925
Oracle Corp.*                                                               9,079         172,501
Palm, Inc.*                                                                   917           5,566
Parametric Technology Corp.*                                                  427           5,974
PeopleSoft, Inc.*                                                             475          23,384
Sabre Holdings Corp.*                                                         215          10,750
Sapient Corp.*                                                                199           1,940
Siebel Systems, Inc.*                                                         733          34,378
Sun Microsystems, Inc.*                                                     5,267          82,797
Unisys Corp.*                                                                 512           7,532
VERITAS Software Corp.*                                                       643          42,779
                                                                                   --------------
                                                                                        2,242,367
                                                                                   --------------
Consumer Products - Misc. (0.01%)
American Greetings Corp. (Class A)                                            103           1,133
                                                                                   --------------
Containers (0.08%)
Ball Corp.                                                                     45           2,140
Bemis Co., Inc.                                                                85           3,414
Pactiv Corp.*                                                                 257           3,444
Sealed Air Corp.*                                                             135           5,029
                                                                                   --------------
                                                                                           14,027
                                                                                   --------------
Cosmetics & Personal Care (0.41%)
Alberto Culver Co. (Class B)                                                   92           3,868
Avon Products, Inc.                                                           384          17,772
Gillette Co.                                                                1,705          49,428
International Flavors & Fragrances, Inc.                                      155           3,895
                                                                                   --------------
                                                                                           74,963
                                                                                   --------------
Diversified Operations (2.57%)
Crane Co.                                                                      97           3,007
Du Pont (E.I.) De Nemours & Co.                                             1,687          81,381
Fortune Brands, Inc.                                                          247           9,475
Honeywell International, Inc.                                               1,309          45,802
Illinois Tool Works, Inc.                                                     492          31,144
ITT Industries, Inc.                                                          142           6,284
Johnson Controls, Inc.                                                        140          10,146
Loews Corp.                                                                   319          20,553
Minnesota Mining & Manufacturing Co.                                          640          73,024
National Service Industries, Inc.                                              67           1,512
Textron, Inc.                                                                 228          12,549
TRW, Inc.                                                                     202           8,282
Tyco International Ltd.                                                     3,132         170,694
                                                                                   --------------
                                                                                          473,853
                                                                                   --------------
Electronics (9.49%)
Advanced Micro Devices, Inc.*                                                 556          16,057
Agilent Technologies, Inc.*                                                   739          24,018
Altera Corp.*                                                                 625          18,125
American Power Conversion Corp.*                                              315           4,961
Analog Devices, Inc.*                                                         582          25,172
Applied Materials, Inc.*                                                    1,315          64,567
Applied Micro Circuits Corp.*                                                 486           8,359
Broadcom Corp. (Class A)*                                                     421          18,002
Conexant Systems, Inc.*                                                       400           3,580
Emerson Electric Co.                                                          693          41,927
General Electric Co.                                                       16,065         783,169
Grainger (W.W.), Inc.                                                         154           6,339
Intel Corp.                                                                10,876         318,123
Jabil Circuit, Inc.*                                                          309           9,536
KLA-Tencor Corp.*                                                             300          17,541
Linear Technology Corp.                                                       514          22,729
LSI Logic Corp.*                                                              584          10,979
Maxim Integrated Products, Inc.*                                              531          23,476
Micron Technology, Inc.                                                       964          39,620
Molex Inc.                                                                    316          11,543
Motorola, Inc.                                                              3,552          58,821
National Semiconductor Corp.*                                                 280           8,154
Novellus Systems, Inc.*                                                       230          13,062
Parker-Hannifin Corp.                                                         189           8,021
PerkinElmer, Inc.                                                             163           4,487
Power-One, Inc.*                                                              127           2,113
QLogic Corp.*                                                                 149           9,603
Rockwell International Corp.                                                  296          11,284
Sanmina Corp.*                                                                517          12,103
Solectron Corp.*                                                            1,057          19,343
Tektronix, Inc.                                                               152           4,127
Teradyne, Inc.*                                                               282           9,334
Texas Instruments, Inc.                                                     2,808          88,452
Thomas & Betts Corp.                                                           94           2,075
Vitesse Semiconductor Corp.*                                                  297           6,249
Xilinx, Inc.*                                                                 538          22,187
                                                                                   --------------
                                                                                        1,747,234
                                                                                   --------------
Energy (0.20%)
Calpine Corp.*                                                                483          18,257
Mirant Corp.*                                                                 549          18,886
                                                                                   --------------
                                                                                           37,143
                                                                                   --------------
Engineering (0.03%)
Fluor Corp.                                                                   128           5,779
                                                                                   --------------
Fiber Optics (0.14%)
JDS Uniphase Corp.*                                                         2,129          26,613
                                                                                   --------------
Finance (5.20%)
American Express Co.                                                        2,140          83,032
Capital One Financial Corp.                                                   337          20,220
Charter One Financial, Inc.                                                   334          10,655
Citigroup, Inc.                                                             8,133         429,748
Concord EFS, Inc.*                                                            390          20,284
Franklin Resources, Inc.                                                      428          19,590
Golden West Financial Corp.                                                   257          16,510
Household International, Inc.                                                 750          50,025
J.P. Morgan Chase & Co.                                                     3,211         143,211
MBNA Corp.                                                                  1,378          45,405
Price (T. Rowe) Associates, Inc.                                              199           7,441
Providian Financial Corp.                                                     462          27,350
Stilwell Financial, Inc.                                                      355          11,914
USA Education, Inc.                                                           264          19,272
Washington Mutual, Inc.                                                     1,419          53,283
                                                                                   --------------
                                                                                          957,940
                                                                                   --------------
Food (1.38%)
Archer-Daniels-Midland Co.                                                  1,022          13,286
Campbell Soup Co.                                                             660          16,995
ConAgra, Inc.                                                                 869          17,215
General Mills, Inc.                                                           460          20,139
Heinz (H.J.) Co.                                                              564          23,062
Hershey Foods Corp.                                                           221          13,638
Kellogg Co.                                                                   656          19,024
Quaker Oats Co.                                                               214          19,528
Ralston Purina Group                                                          501          15,040
Sara Lee Corp.                                                              1,272          24,092
Unilever NV, American Depositary Receipts (ADR)
(Netherlands)                                                                 924          55,043
Wrigley (WM) Jr. Co.                                                          365          17,100
                                                                                   --------------
                                                                                          254,162
                                                                                   --------------
Furniture (0.04%)
Leggett & Platt, Inc.                                                         317           6,984
                                                                                   --------------
Household (0.13%)
Maytag Corp.                                                                  123           3,599
Newell Rubbermaid, Inc.                                                       431          10,818
Tupperware Corp.                                                               94           2,202
Whirlpool Corp.                                                               108           6,750
                                                                                   --------------
                                                                                           23,369
                                                                                   --------------
Instruments - Scientific (0.11%)
Applera Corp. - Applied Biosystems Group                                      341           9,122
Millipore Corp.                                                                76           4,710
Thermo Electron Corp.*                                                        293           6,452
                                                                                   --------------
                                                                                           20,284
                                                                                   --------------
Insurance (4.22%)
Aetna, Inc.                                                                   230           5,950
AFLAC, Inc.                                                                   850          26,767
Allstate Corp. (The)                                                        1,172          51,556
Ambac Financial Group, Inc.                                                   171           9,952
American General Corp.                                                        807          37,485
American International Group, Inc.                                          3,770         324,220
Aon Corp.                                                                     424          14,840
Chubb Corp. (The)                                                             283          21,913
CIGNA Corp.                                                                   242          23,188
Cincinnati Financial Corp.                                                    260          10,270
Conseco, Inc.                                                                 546           7,453
Hartford Financial Services Group, Inc. (The)                                 383          26,197
Jefferson Pilot Corp                                                          246          11,887
John Hancock Financial Services, Inc.                                         498          20,049
Lincoln National Corp.                                                        304          15,732
Marsh & McLennan Cos., Inc.                                                   446          45,046
MBIA, Inc.                                                                    240          13,363
MetLife, Inc.                                                               1,213          37,579
MGIC Investment Corp.                                                         173          12,567
Progressive Corp.                                                             119          16,088
SAFECO Corp.                                                                  207           6,107
St. Paul Cos., Inc. (The)                                                     347          17,589
Torchmark Corp.                                                               203           8,163
UnumProvident Corp.                                                           390          12,527
                                                                                   --------------
                                                                                          776,488
                                                                                   --------------
Internet Services (2.16%)
America Online, Inc.*                                                       7,166         379,798
Yahoo! Inc.*                                                                  917          18,331
                                                                                   --------------
                                                                                          398,129
                                                                                   --------------
Leisure (1.28%)
Brunswick Corp.                                                               142           3,412
Carnival Corp. (Class A)                                                      946          29,042
Disney (Walt) Co., (The)                                                    3,380          97,648
Eastman Kodak Co.                                                             469          21,893
Harley-Davidson, Inc.                                                         489          23,022
Harrah's Entertainment, Inc.*                                                 190           6,707
Hasbro, Inc.                                                                  279           4,032
Hilton Hotels Corp.                                                           597           6,925
Marriott International, Inc. (Class A)                                        394          18,652
Mattel, Inc.                                                                  697          13,187
Starwood Hotels & Resorts
Worldwide, Inc.                                                               321          11,967
                                                                                   --------------
                                                                                          236,487
                                                                                   --------------
Linen Supply & Related (0.07%)
Cintas Corp.                                                                  273          12,626
                                                                                   --------------
Machinery (0.39%)
Caterpiller Tractor, Inc.                                                     555          27,778
Cooper Industries, Inc.                                                       151           5,978
Deere & Co.                                                                   380          14,383
Dover Corp.                                                                   329          12,387
Ingersoll-Rand Co.                                                            259          10,671
                                                                                   --------------
                                                                                           71,197
                                                                                   --------------
Media (2.10%)
Clear Channel Communications, Inc.*                                           950          59,565
Comcast Corp.                                                               1,528          66,315
Dow Jones & Co., Inc.                                                         140           8,359
Gannett Co., Inc.                                                             428          28,205
Knight-Ridder, Inc.                                                           118           6,997
McGraw-Hill Cos., Inc. (The)                                                  316          20,903
Meredith Corp.                                                                 80           2,865
New York Times Co. (Class A)                                                  258          10,836
Tribune Co.                                                                   483          19,325
Univision Communications, Inc.
(Class A)*                                                                    337          14,417
Viacom, Inc. (Class B)*                                                     2,879         148,988
                                                                                   --------------
                                                                                          386,775
                                                                                   --------------
Medical (12.26%)
Abbott Laboratories                                                         2,505         120,265
Allergan, Inc.                                                                213          18,211
American Home Products Corp.                                                2,126         124,243
Medical (continued)
Amgen, Inc.*                                                                1,687         102,367
Bard (C.R.), Inc.                                                              82           4,670
Bausch & Lomb, Inc.                                                            87           3,153
Baxter International, Inc.                                                    958          46,942
Becton, Dickinson & Co.                                                       417          14,924
Biogen, Inc.*                                                                 240          13,046
Biomet, Inc.                                                                  289          13,889
Boston Scientific Corp.*                                                      649          11,033
Bristol-Myers Squibb Co.                                                    3,143         164,379
Cardinal Health, Inc.                                                         721          49,749
Chiron Corp.*                                                                 307          15,657
Forest Laboratories, Inc.*                                                    285          20,235
Guidant Corp.                                                                 497          17,892
HCA - The Healthcare Co.                                                      869          39,270
HEALTHSOUTH Corp.*                                                            630          10,061
Humana, Inc.*                                                                 275           2,709
Johnson & Johnson                                                           4,897         244,850
King Pharmaceuticals, Inc.*                                                   277          14,889
Lilly (Eli) & Co.                                                           1,818         134,532
Manor Care, Inc.*                                                             166           5,270
McKesson HBOC, Inc.                                                           461          17,112
MedImmune, Inc.*                                                              344          16,237
Medtronic, Inc.                                                             1,955          89,950
Merck & Co., Inc.                                                           3,708         236,978
Pall Corp.                                                                    199           4,682
Pfizer Inc.                                                                10,210         408,910
Pharmacia Corp.                                                             2,104          96,679
Quintiles Transnational Corp.*                                                189           4,772
Schering-Plough Corp.                                                       2,366          85,744
St. Jude Medical, Inc.*                                                       139           8,340
Stryker Corp.                                                                 317          17,387
Tenet Healthcare Corp.*                                                       524          27,033
UnitedHealth Group, Inc.                                                      513          31,678
Watson Pharmaceutical, Inc.*                                                  171          10,540
Wellpoint Health Networks, Inc.*                                              102           9,612
                                                                                   --------------
                                                                                        2,257,890
                                                                                   --------------
Metal (0.64%)
Alcan Aluminium Ltd. (Canada)                                                 516          21,682
Alcoa Inc.                                                                  1,396          55,002
Barrick Gold Corp. (Canada)                                                   640           9,696
Freeport-McMoran Copper & Gold, Inc. (Class B)*                               233           2,575
Homestake Mining Co.                                                          426           3,302
Inco, Ltd. (Canada)                                                           294           5,074
Newmont Mining Corp.                                                          316           5,881
Phelps Dodge Corp.                                                            127           5,271
Placer Dome, Inc. (Canada)                                                    530           5,194
Timken Co. (The)                                                               97           1,643
Worthington Industries, Inc.                                                  138           1,877
                                                                                   --------------
                                                                                          117,197
                                                                                   --------------
Mortgage Banking (1.22%)
Countrywide Credit Industries, Inc.                                           192           8,809
Fannie Mae                                                                  1,618         137,773
Freddie Mac                                                                 1,120          78,400
                                                                                   --------------
                                                                                          224,982
                                                                                   --------------
Office (0.22%)
Avery Dennison Corp.                                                          178           9,087
Deluxe Corp.                                                                  114           3,295
Pitney Bowes, Inc.                                                            399          16,806
Xerox Corp.                                                                 1,123          10,747
                                                                                   --------------
                                                                                           39,935
                                                                                   --------------
Oil & Gas (6.96%)
Amerada Hess Corp.                                                            144          11,635
Anadarko Petroleum Corp.                                                      405          21,882
Apache Corp.                                                                  203          10,302
Ashland, Inc.                                                                 113           4,531
Baker Hughes, Inc.                                                            543          18,190
Burlington Resources, Inc.                                                    342          13,663
Chevron Corp.                                                               1,037          93,848
Conoco, Inc. (Class B)                                                      1,010          29,189
Devon Energy Corp.                                                            209          10,972
El Paso Energy Corp.                                                          823          43,240
Enron Corp.                                                                 1,207          59,143
EOG Resources, Inc.                                                           188           6,683
Exxon Mobil Corp.                                                           5,579         487,326
Halliburton Co.                                                               694          24,706
Kerr-McGee Corp.                                                              153          10,139
McDermott International, Inc.                                                  99           1,153
Nabors Industries, Inc.*                                                      238           8,854
Noble Drilling Corp.*                                                         217           7,107
Occidental Petroleum Corp.                                                    599          15,927
Phillips Petroleum Co.                                                        414          23,598
Rowan Cos., Inc.*                                                             153           3,381
Royal Dutch Petroleum Co. (ADR)
(Netherlands)                                                               3,468         202,080
Schlumberger Ltd.                                                             927          48,807
Sunoco, Inc.                                                                  136           4,982
Texaco, Inc.                                                                  891          59,341
Tosco Corp.                                                                   250          11,012
Transocean Sedco Forex, Inc.                                                  514          21,202
Unocal Corp.                                                                  394          13,455
USX - Marathon Group                                                          499          14,725
                                                                                   --------------
                                                                                        1,281,073
                                                                                   --------------
Paper & Paper Products (0.51%)
Boise Cascade Corp.                                                            93           3,271
International Paper Co.                                                       781          27,882
Kimberly-Clark Corp.                                                          861          48,130
Mead Corp. (The)                                                              160           4,342
Potlatch Corp.                                                                 46           1,583
Temple-Inland, Inc.                                                            80           4,263
Westvaco Corp.                                                                163           3,959
                                                                                   --------------
                                                                                           93,430
                                                                                   --------------
Pollution Control (0.20%)
Allied Waste Industries, Inc.*                                                319           5,959
Waste Management, Inc.                                                      1,012          31,190
                                                                                   --------------
                                                                                           37,149
                                                                                   --------------
Printing - Commercial (0.03%)
Donnelley (R.R.) & Sons                                                       190           5,643
                                                                                   --------------
Retail (6.80%)
Albertson's, Inc.                                                             655          19,643
AutoZone, Inc.*                                                               181           6,788
Bed Bath & Beyond, Inc.*                                                      467          14,570
Best Buy Co., Inc.*                                                           339          21,533
Big Lots, Inc.*                                                               183           2,503
Circuit City Stores - Circuit City
Group                                                                         336           6,048
Costco Wholesale Corp.                                                        728          29,906
CVS Corp.                                                                     636          24,550
Darden Restaurants, Inc.                                                      191           5,329
Dillards, Inc.                                                                138           2,107
Dollar General Corp.                                                          535          10,433
Federated Department Stores, Inc.*                                            320          13,600
Gap, Inc. (The)                                                             1,390          40,310
Genuine Parts Co.                                                             278           8,757
Home Depot, Inc. (The)                                                      3,774         175,680
Kmart Corp.*                                                                  792           9,084
Kohl's Corp.*                                                                 539          33,811
Kroger Co.*                                                                 1,311          32,775
Limited, Inc. (The)                                                           690          11,399
Longs Drug Stores Corp.                                                        61           1,315
Lowe's Cos., Inc.                                                             622          45,126
May Department Stores                                                         483          16,548
McDonald's Corp.                                                            2,092          56,610
Nordstrom, Inc.                                                               216           4,007
Office Depot, Inc.*                                                           481           4,993
Penney (J. C.) Co., Inc.                                                      425          11,203
RadioShack Corp.                                                              300           9,150
Reebok International Ltd.*                                                     95           3,035
Safeway, Inc.*                                                                817          39,216
Sears, Roebuck & Co.                                                          531          22,467
Staples, Inc.*                                                                738          11,801
Starbucks Corp.*                                                              615          14,145
SUPERVALU, Inc.                                                               214           3,756
SYSCO Corp.                                                                 1,088          29,539
Target Corp.                                                                1,454          50,308
Tiffany & Co.                                                                 236           8,548
TJX Cos., Inc.                                                                453          14,437
Toys R Us, Inc.*                                                              320           7,920
Tricon Global Restaurants, Inc.*                                              238          10,448
Walgreen Co.                                                                1,646          56,211
Wal-Mart Stores, Inc.                                                       7,231         352,873
Wendy's International, Inc.                                                   184           4,699
Winn-Dixie Stores, Inc.                                                       227           5,932
                                                                                   --------------
                                                                                        1,253,113
                                                                                   --------------
Rubber - Tires & Misc. (0.05%)
Cooper Tire & Rubber Co.                                                      117           1,661
Goodyear Tire & Rubber Co. (The)                                              257           7,196
                                                                                   --------------
                                                                                            8,857
                                                                                   --------------
Shoes & Related Apparel (0.10%)
Nike, Inc. (Class B)                                                          439          18,434
                                                                                   --------------
Soap & Cleaning Preparations (1.13%)
Clorox Co.                                                                    383          12,965
Colgate-Palmolive Co.                                                         907          53,504
Ecolab, Inc.                                                                  206           8,440
Procter & Gamble Co. (The)                                                  2,095         133,661
                                                                                   --------------
                                                                                          208,570
                                                                                   --------------
Steel (0.06%)
Allegheny Technologies, Inc.                                                  130           2,352
Nucor Corp.                                                                   125           6,111
USX-U.S. Steel Group, Inc.                                                    144           2,902
                                                                                   --------------
                                                                                           11,365
                                                                                   --------------
Telecommunications (4.69%)
ADC Telecommunications, Inc.*                                               1,264           8,342
Andrew Corp.*                                                                 132           2,435
AT&T Corp.                                                                  5,580         122,760
Avaya, Inc.*                                                                  459           6,288
CenturyTel, Inc.                                                              228           6,908
Citizens Communications Co.                                                   461           5,546
Comverse Technology, Inc.*                                                    277          15,817
Corning, Inc.*                                                              1,504          25,132
Global Crossing Ltd.* (Bermuda)                                             1,434          12,390
Lucent Technologies, Inc.                                                   5,508          34,150
Nextel Communications, Inc. (Class A)*                                      1,237          21,648
Nortel Networks Corp. (Canada)                                              5,153          46,841
QUALCOMM, Inc.*                                                             1,225          71,638
Qwest Communications International, Inc.*                                   2,687          85,635
Scientific-Atlanta, Inc.                                                      263          10,678
Sprint Corp.                                                                1,515          36,587
Sprint PCS*                                                                 1,433          30,609
Symbol Technologies, Inc.                                                     366           8,125
Tellabs, Inc.*                                                                662          12,830
Verizon Communications, Inc.                                                4,374         234,009
WorldCom, Inc.*                                                             4,671          66,328
                                                                                   --------------
                                                                                          864,696
                                                                                   --------------
Textile (0.06%)
Liz Claiborne, Inc.                                                            85           4,288
VF Corp.                                                                      181           6,585
                                                                                   --------------
                                                                                           10,873
                                                                                   --------------
Tobacco (1.02%)
Philip Morris Cos., Inc.                                                    3,558         180,569
UST, Inc.                                                                     264           7,619
                                                                                   --------------
                                                                                          188,188
                                                                                   --------------
Transport (0.72%)
AMR Corp.*                                                                    249           8,996
Burlington Northern Santa Fe Corp.                                            634          19,128
CSX Corp.                                                                     345          12,503
Delta Air Lines, Inc.                                                         199           8,772
FedEx Corp.*                                                                  497          19,979
Navistar International Corp.*                                                  96           2,700
Norfolk Southern Corp.                                                        622          12,875
Southwest Airlines Co.                                                      1,232          22,780
Union Pacific Corp.                                                           401          22,019
US Airways Group, Inc.*                                                       109           2,649
                                                                                   --------------
                                                                                          132,401
                                                                                   --------------
Utilities (4.87%)
AES Corp. (The)*                                                              861          37,066
Allegheny Energy, Inc.                                                        202           9,747
ALLTEL Corp.                                                                  506          30,998
Ameren Corp.                                                                  222           9,479
American Electric Power Co., Inc.                                             521          24,055
BellSouth Corp.                                                             3,031         122,058
Cinergy Corp.                                                                 257           8,982
CMS Energy Corp.                                                              213           5,932
Consolidated Edison, Inc.                                                     343          13,651
Constellation Energy Group, Inc.                                              265          11,289
Dominion Resources, Inc.                                                      400          24,052
DTE Energy Co.                                                                267          12,399
Duke Energy Corp.                                                           1,248          48,684
Dynegy, Inc. (Class A)                                                        527          24,506
Edison International                                                          527           5,876
Entergy Corp.                                                                 357          13,705
Exelon Corp.                                                                  519          33,278
FirstEnergy Corp.*                                                            362          11,642
FPL Group, Inc.                                                               284          17,100
GPU, Inc.                                                                     193           6,784
KeySpan Corp.                                                                 222           8,099
Kinder Morgan, Inc.                                                           185           9,296
Niagara Mohawk Holdings, Inc.*                                                259           4,582
NICOR, Inc.                                                                    73           2,846
NiSource, Inc.                                                                334           9,128
ONEOK, Inc.                                                                    96           1,891
Peoples Energy Corp.                                                           57           2,291
PG&E Corp.                                                                    626           7,011
Pinnacle West Capital Corp.                                                   137           6,494
PPL Corp.                                                                     236          12,980
Progress Energy, Inc.                                                         333          14,958
Public Service Enterprise Group, Inc.                                         336          16,430
Reliant Energy, Inc.                                                          481          15,493
SBC Communications, Inc.                                                    5,447         218,207
Sempra Energy                                                                 333           9,104
Southern Co.                                                                1,108          25,761
TXU Corp.                                                                     415          19,999
Williams Cos., Inc. (The)                                                     784          25,833
Xcel Energy, Inc.                                                             555          15,790
                                                                                   --------------
                                                                                          897,476
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $12,948,504)                                                        (96.83%)     17,836,392
                                                                   --------------  --------------
                                                 INTEREST             PAR VALUE
ISSUER, DESCRIPTION                                RATE            (000s OMITTED)
-------------------                           --------------       --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.95%)
Investment in a joint repurchase
agreement  transaction with UBS Warburg,
Inc. - Dated  6-29-01, due 7-02-01
(Secured by U.S.  Treasury Bonds 6.875%
and 6.625% due 8-15-25 and 11-30-02)               3.97%                     $911         911,000
                                                                   --------------  --------------
TOTAL SHORT-TERM INVESTMENTS                                               (4.95%)        911,000
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                        (101.78%)     18,747,392
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (1.78%)       (327,899)
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)    $18,419,493
                                                                   ==============  ==============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Large Cap Growth Fund

Schedule of Investments
June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Large Cap Growth Fund on June 30, 2001. Common stocks are broken down by industry group.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Banks - United States (1.15%)
State Street Corp.                                                          1,464         $72,453
                                                                                   --------------
Beverages (1.12%)
Anheuser-Busch Cos., Inc.                                                   1,700          70,040
                                                                                   --------------
Computers (17.97%)
BEA Systems, Inc.*                                                          1,000          30,710
Cisco Systems, Inc.*                                                       15,650         284,830
Electronic Data Systems Corp.                                               2,000         125,000
EMC Corp.*                                                                  4,707         136,738
Microsoft Corp.*                                                            3,450         251,850
Sun Microsystems, Inc.*                                                     6,750         106,110
VeriSign, Inc.*                                                               950          57,010
VERITAS Software Corp.*                                                     2,050         136,387
                                                                                   --------------
                                                                                        1,128,635
                                                                                   --------------
Diversified Operations (11.61%)
General Electric Co.                                                        7,627         371,816
Tyco International Ltd.                                                     6,550         356,975
                                                                                   --------------
                                                                                          728,791
                                                                                   --------------
Electronics (6.94%)
Analog Devices, Inc.*                                                       1,315          56,874
Applied Materials, Inc.*                                                    1,500          73,650
Celestica, Inc. (Canada)*                                                     600          30,900
Intel Corp.                                                                 5,000         146,250
Micron Technology, Inc.*                                                    1,400          57,540
Novellus Systems, Inc.*                                                       700          39,753
Xilinx, Inc.*                                                                 750          30,930
                                                                                   --------------
                                                                                          435,897
                                                                                   --------------
Fiber Optics (0.97%)
CIENA Corp.*                                                                1,600          60,800
                                                                                   --------------
Finance (8.02%)
Citigroup, Inc.                                                             4,378         231,334
Goldman Sachs Group, Inc. (The)                                               750          64,350
MBNA Corp.                                                                  3,780         124,551
Morgan Stanley Dean Witter & Co.                                            1,300          83,499
                                                                                   --------------
                                                                                          503,734
                                                                                   --------------
Insurance (2.99%)
American International Group, Inc.                                          2,182         187,652
                                                                                   --------------
Media (8.65%)
AOL Time Warner, Inc.*                                                      5,110         270,830
Charter Communications, Inc. (Class A)*                                     3,050          71,217
Clear Channel Communications, Inc.*                                         2,052         128,660
Viacom, Inc. (Class B)*                                                     1,400          72,450
                                                                                   --------------
                                                                                          543,157
                                                                                   --------------
Medical (20.74%)
Allergan, Inc.                                                                973          83,191
Amgen, Inc.*                                                                2,350         142,598
Cardinal Health, Inc.                                                       3,513         242,397
Express Scripts, Inc.*                                                        800          44,024
Genentech, Inc.*                                                            1,056          58,186
Johnson & Johnson                                                           2,100         105,000
Medtronic, Inc.                                                             2,281         104,949
Pfizer, Inc.                                                                5,928         237,416
Pharmacia Corp.                                                             2,346         107,799
Stryker Corp.                                                               1,400          76,790
UnitedHealth Group, Inc.                                                      550          33,962
Wellpoint Health Networks, Inc.*                                              700          65,968
                                                                                   --------------
                                                                                        1,302,280
                                                                                   --------------
Oil & Gas (0.46%)
Transocean Sedco Forex, Inc.                                                  700          28,875
                                                                                   --------------
Retail (12.58%)
Bed Bath & Beyond, Inc.*                                                    3,350         100,500
Gap, Inc. (The)                                                             2,600          75,400
Home Depot, Inc. (The)                                                      5,512         256,584
Lowe's Cos., Inc.                                                           1,300          94,315
Wal-Mart Stores, Inc.                                                       5,398         263,422
                                                                                   --------------
                                                                                          790,221
                                                                                   --------------
Telecommunications (5.01%)
Amdocs Ltd.*                                                                  700          37,695
American Tower Corp. (Class A)                                              3,159          65,297
Comverse Technology, Inc.*                                                  1,200          68,520
Nokia Corp., American Depositary
Receipts (Finland)                                                          3,164          69,735
Scientific-Atlanta, Inc.                                                    1,807          73,364
                                                                                   --------------
                                                                                          314,611
                                                                                   --------------
Tobacco (1.45%)
Philip Morris Cos., Inc.                                                    1,800          91,350
                                                                                   --------------
Utilities (1.11%)
AES Corp. (The)*                                                            1,618          69,655
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $6,081,968)                                                        (100.77%)      6,328,151
                                                                   --------------  --------------

TOTAL INVESTMENTS                                                        (100.77%)      6,328,151
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.77%)        (48,315)
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)     $6,279,836
                                                                   ==============  ==============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Schedule of Investments
June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Mid Cap Growth Fund on June 30, 2001. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Advertising (1.40%)
Lamar Advertising Co.*                                                        850         $37,400
TMP Worldwide, Inc.*                                                          850          51,000
                                                                                   --------------
                                                                                           88,400
                                                                                   --------------
Banks - United States (1.48%)
Northern Trust Corp.                                                        1,500          93,750
                                                                                   --------------
Beverages (0.59%)
Coors (Adolph) Co. (Class B)                                                  742          37,234
                                                                                   --------------
Broker Services (2.32%)
Legg Mason, Inc.                                                            1,206          60,011
Lehman Brothers Holdings, Inc.                                              1,113          86,536
                                                                                   --------------
                                                                                          146,547
                                                                                   --------------
Computers (13.04%)
Brocade Communications Systems, Inc.*                                       2,580         113,494
DST Systems, Inc.*                                                          1,192          62,818
Electronic Arts, Inc.*                                                        600          34,740
Emulex Corp.*                                                               1,350          54,540
Fiserv, Inc.*                                                               1,015          64,940
Mercury Interactive Corp.*                                                  2,070         123,993
Micromuse, Inc.*                                                            2,200          61,578
Parametric Technology Corp.*                                                8,350         116,817
SunGard Data Systems, Inc.*                                                 1,856          55,699
VeriSign, Inc.*                                                             2,250         135,023
                                                                                   --------------
                                                                                          823,642
                                                                                   --------------
Electronics (12.22%)
Aeroflex, Inc.*                                                             6,694          70,287
ASML Holdings NV* (Netherlands)                                             1,750          38,937
Atmel Corp.*                                                                5,450          73,520
Capstone Turbine Corp.*                                                     2,950          65,165
Celestica, Inc.* (Canada)                                                     993          51,139
International Rectifier Corp.*                                                994          33,895
KLA-Tencor Corp.*                                                             500          29,235
Lam Research Corp.*                                                           950          28,168
Micrel, Inc.*                                                               1,200          39,600
National Semiconductor Corp.*                                               2,364          68,840
Novellus Systems, Inc.*                                                     1,150          65,308
ONI Systems Corp.*                                                          1,950          54,405
PMC-Sierra, Inc.* (Canada)                                                  1,300          40,391
QLogic Corp.*                                                                 460          29,647
Tektronix, Inc.*                                                            3,057          82,998
                                                                                   --------------
                                                                                          771,535
                                                                                   --------------
Energy (0.96%)
Calpine Corp.*                                                              1,606          60,707
                                                                                   --------------
Fiber Optics (0.64%)
Finisar Corp.*                                                              2,150          40,162
                                                                                   --------------
Finance (6.23%)
Affiliated Managers Group, Inc.*                                            1,346          82,779
Concord EFS, Inc.*                                                          1,840          95,698
Providian Financial Corp.                                                   1,443          85,426
USA Education, Inc.                                                         1,776         129,648
                                                                                   --------------
                                                                                          393,551
                                                                                   --------------
Instruments - Scientific (0.52%)
Millipore Corp.                                                               533          33,035
                                                                                   --------------
Insurance (3.59%)
Ace, Ltd.                                                                   2,095          81,894
Ambac Financial Group, Inc.                                                 1,148          66,814
Everest Re Group Ltd. (Bermuda)                                             1,042          77,942
                                                                                   --------------
                                                                                          226,650
                                                                                   --------------
Media (6.52%)
Charter Communications, Inc. (Class A)*                                     4,650         108,577
Clear Channel Communications, Inc.*                                           882          55,301
Emmis Communications Corp. (Class A)*                                       2,150          66,112
Hispanic Broadcasting Corp.*                                                1,771          50,810
Univision Communications, Inc.
(Class A)*                                                                  1,516          64,854
USA Networks, Inc.*                                                         2,350          65,800
                                                                                   --------------
                                                                                          411,454
                                                                                   --------------
Medical (21.68%)
Alkermes, Inc.*                                                             1,730          60,723
Allergan, Inc.                                                                870          74,385
AmeriSource Health Corp. (Class A)*                                         1,387          76,701
Apogent Technologies, Inc.*                                                 1,686          41,476
Express Scripts, Inc.*                                                      1,200          66,036
Forest Laboratories, Inc.*                                                  1,036          73,556
Genzyme Corp.*                                                                900          54,900
Human Genome Sciences, Inc.*                                                1,070          64,468
ICOS Corp.*                                                                   850          54,400
IDEC Pharmaceuticals Corp.*                                                 1,250          84,612
Inhale Therapeutic Systems, Inc.*                                           3,150          72,450
Invitrogen Corp.*                                                             800          44,512
MedImmune, Inc.*                                                            1,490          70,328
Oxford Health Plans, Inc.*                                                  2,328          66,581
Shire Pharmaceuticals Group Plc,
American Depositary Receipts (ADR)*
(United Kingdom)                                                            2,502         138,861
Teva Pharmaceutical Industries Ltd.
(ADR) (Israel)                                                              1,301          81,052
Trigon Healthcare, Inc.*                                                      603          39,105
Universal Health Services, Inc.
(Class B)*                                                                  1,417          64,474
Varian Medical Systems, Inc.*                                                 979          69,999
Wellpoint Health Networks, Inc.*                                              751          70,774
                                                                                   --------------
                                                                                        1,369,393
                                                                                   --------------
Oil & Gas (4.91%)
Baker Hughes, Inc.                                                          1,377          46,129
Cooper Cameron Corp.*                                                       1,164          64,951
Santa Fe International Corp.                                                2,487          72,123
Transocean Sedco Forex, Inc.                                                1,391          57,379
Weatherford International, Inc.*                                            1,452          69,696
                                                                                   --------------
                                                                                          310,278
                                                                                   --------------
Retail (4.65%)
Bed Bath & Beyond, Inc.*                                                    2,200          66,000
BJ's Wholesale Club, Inc.*                                                  1,693          90,169
Talbots, Inc.                                                               1,814          79,363
TJX Cos., Inc.                                                              1,820          58,003
                                                                                   --------------
                                                                                          293,535
                                                                                   --------------
Telecommunications (10.80%)
Amdocs Ltd.*                                                                2,026         109,100
American Tower Corp. (Class A)*                                             3,243          67,033
Comverse Technology, Inc.*                                                  1,570          89,647
Crown Castle International Corp.*                                           2,975          48,790
Dobson Communications Corp. (Class A)*                                      7,230         123,271
Global Crossing Ltd.* (Bermuda)                                             5,493          47,460
Nextel Communications, Inc. (Class A)*                                      1,250          21,875
Scientific-Atlanta, Inc.                                                    1,959          79,534
Sonus Networks, Inc.*                                                       1,150          26,864
Western Wireless Corp. (Class A)*                                           1,590          68,370
                                                                                   --------------
                                                                                          681,944
                                                                                   --------------
Textile (1.00%)
Jones Apparel Group, Inc.*                                                  1,462          63,158
                                                                                   --------------
Utilities (1.35%)
Orion Power Holdings, Inc.*                                                 3,581          85,264
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $6,065,678)                                                         (93.90%)      5,930,239
                                                                   --------------  --------------
                                                 INTEREST             PAR VALUE
ISSUER, DESCRIPTION                                RATE            (000s OMITTED)
-------------------                           --------------       --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (7.97%)
Investment in a joint repurchase
agreement transaction with  UBS Warburg,
Inc. - Dated 06-29-01, due 07-02-01
(Secured by U.S. Treasury  Bonds,
10.625% due 08-15-15  and 6.250% due
08-15-23, and  U.S. Treasury Note 5.625%
due 11-30-02)                                      3.97%                     $503         503,000
                                                                   --------------  --------------
TOTAL SHORT-TERM INVESTMENTS                                               (7.97%)        503,000
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                        (101.87%)      6,433,239
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (1.87%)       (118,065)
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)     $6,315,174
                                                                   ==============  ==============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration
June 30, 2001 (Unaudited)
---------------------------------------------------------------------------
The V.A. Mid Cap Growth Fund invests primarily in common stocks of U.S.
and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at June 30, 2001 assigned to country categories.


                                              MARKET VALUE AS A %
COUNTRY DIVERSIFICATION                        OF FUND NET ASSETS
-----------------------                       -------------------
Bermuda                                              1.98%
Canada                                               1.45
Netherlands                                          0.62
Israel                                               1.28
United Kingdom                                       2.20
United States                                       94.34
                                                   ------
TOTAL INVESTMENTS                                  101.87%
                                                   ======




John Hancock Funds - Declaration Trust - V.A. Small Cap Growth Fund

Schedule of Investments
June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Small Cap Growth Fund on June 30, 2001. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Advertising (1.27%)
Getty Images, Inc.*                                                         3,800         $99,788
Ventiv Health, Inc.*                                                        3,350          69,144
                                                                                   --------------
                                                                                          168,932
                                                                                   --------------
Banks - United States (2.17%)
Greater Bay Bancorp.                                                        3,450          86,181
Southwest Bancorp. of Texas, Inc.*                                          3,000          90,630
Sterling Bancshares, Inc.                                                   5,850         112,203
                                                                                   --------------
                                                                                          289,014
                                                                                   --------------
Building (0.61%)
Ryland Group, Inc. (The)                                                    1,600          80,960
                                                                                   --------------
Business Services - Misc. (3.27%)
Corporate Executive Board Co. (The)*                                        4,450         186,900
Forrester Research, Inc.*                                                   2,800          63,252
On Assignment, Inc.*                                                        5,000          90,000
Profit Recovery Group
International, Inc. (The)*                                                  2,800          32,088
Quanta Services, Inc.*                                                      2,879          63,453
                                                                                   --------------
                                                                                          435,693
                                                                                   --------------
Computers (8.00%)
Advent Software, Inc.*                                                      1,850         117,475
Avocent Corp.*                                                              2,500          56,875
Cerner Corp.*                                                               2,800         117,600
Data Return Corp.*                                                          5,900          10,325
Embarcadero Technologies, Inc.*                                             3,100          69,161
IntraNet Solutions, Inc.*                                                   2,400          91,320
Macromedia, Inc.*                                                           3,750          67,500
M-Systems Flash Disk Pioneers Ltd.
(Israel)*                                                                   8,700          61,770
National Instruments Corp.*                                                 2,250          73,013
NetRatings, Inc.*                                                           6,500          93,600
ScanSource, Inc.*                                                           1,950          92,469
Secure Computing Corp.*                                                     6,900         108,399
Silicon Storage Technology, Inc.*                                           7,150          72,430
TeleCommunication Systems, Inc.
(Class A)*                                                                 10,800          32,400
                                                                                   --------------
                                                                                        1,064,337
                                                                                   --------------
Electronics (14.81%)
Aeroflex, Inc.*                                                             7,000          73,500
Alpha Industries, Inc.*                                                     2,900          85,695
ATMI, Inc.*                                                                 3,550         106,500
Brooks Automation, Inc.*                                                    2,050          94,505
CoorsTek, Inc.*                                                             2,300          86,250
Credence Systems Corp.*                                                     3,750          90,900
Cree, Inc.*                                                                 2,600          67,977
DDi Corp.*                                                                  5,000         100,000
DuPont Photomasks, Inc.*                                                    2,000          96,500
Elantec Semiconductor, Inc.*                                                2,650          89,543
Electro Scientific Industries, Inc.*                                        2,650         100,965
LTX Corp.*                                                                  4,300         109,908
Microsemi Corp.*                                                            2,650         188,150
Nanometrics, Inc.*                                                          2,650          72,841
Pixelworks, Inc.*                                                           2,600          92,924
Plexus Corp.*                                                               2,000          66,000
PLX Technology, Inc.*                                                       8,500          72,165
PRI Automation, Inc.*                                                       5,400         100,035
Rudolph Technologies, Inc.*                                                 3,050         143,350
Semtech Corp.*                                                              4,450         133,500
                                                                                   --------------
                                                                                        1,971,208
                                                                                   --------------
Energy (0.56%)
Evergreen Solar, Inc.*                                                      3,500          33,600
FuelCell Energy, Inc.*                                                      1,800          41,562
                                                                                   --------------
                                                                                           75,162
                                                                                   --------------
Finance (2.54%)
Actrade Financial Technologies,
Ltd.*                                                                       1,366          32,292
Affiliated Managers Group, Inc.*                                            2,500         153,750
eFUNDS Corp.*                                                               3,150          58,590
Metris Cos., Inc.                                                           2,775          93,545
                                                                                   --------------
                                                                                          338,177
                                                                                   --------------
Food (1.35%)
American Italian Pasta Co. (Class A)*                                       2,450         113,680
Dean Foods Co.                                                              1,650          66,330
                                                                                   --------------
                                                                                          180,010
                                                                                   --------------
Instruments - Scientific (0.11%)
FEI Co.*                                                                      350          14,350
                                                                                   --------------
Insurance (3.56%)
Fidelity National Financial, Inc.                                           4,350         106,879
HCC Insurance Holdings, Inc.                                                4,250         104,125
Philadelphia Consolidated Holding Corp.*                                    1,750          60,865
RenaissanceRe Holdings Ltd.
(Bermuda)                                                                   1,550         114,855
StanCorp Financial Group, Inc.                                              1,850          87,672
                                                                                   --------------
                                                                                          474,396
                                                                                   --------------
Leisure (0.74%)
Expedia, Inc. (Class A)*                                                    1,000          46,600
Extended Stay America, Inc.*                                                3,450          51,750
                                                                                   --------------
                                                                                           98,350
                                                                                   --------------
Machinery (1.48%)
Global Power Equipment Group, Inc.*                                         1,350          39,555
Hydril Co.*                                                                 4,900         111,573
SureBeam Corp. (Class A)*                                                   2,700          46,224
                                                                                   --------------
                                                                                          197,352
                                                                                   --------------
Media (6.17%)
Entercom Communications Corp.*                                              2,450         131,344
Insight Communications Co., Inc.*                                           2,700          67,500
Pegasus Communications Corp.*                                               3,200          72,000
Radio One, Inc. (Class A)*                                                  3,150          72,450
Radio One, Inc. (Class D)*                                                  5,150         113,558
Regent Communications, Inc.*                                               14,000         167,860
Scholastic Corp.*                                                           2,700         121,500
Westwood One, Inc.*                                                         2,050          75,543
                                                                                   --------------
                                                                                          821,755
                                                                                   --------------
Medical (18.77%)
Accredo Health, Inc.*                                                       4,550         169,214
Alkermes, Inc.*                                                             3,350         117,585
AmeriSource Health Corp. (Class A)*                                         2,000         110,600
Apria Healthcare Group, Inc.*                                               2,150          62,027
Charles River Laboratories
International, Inc.*                                                        1,650          57,337
CIMA Labs, Inc.*                                                            1,000          78,500
COR Therapeutics, Inc.*                                                     2,300          70,150
Covance, Inc.*                                                              5,350         121,177
Cytyc Corp.*                                                                5,150         118,707
DaVita, Inc.*                                                               6,400         130,112
Exelixis, Inc.*                                                             2,300          43,631
Gene Logic, Inc.*                                                           1,200          26,160
Inhale Therapeutic Systems, Inc.*                                           4,300          98,900
Inspire Pharmaceuticals, Inc.*                                              1,400          19,600
LifePoint Hospitals, Inc.*                                                  3,400         150,552
Lincare Holdings, Inc.*                                                     4,700         141,047
Mid Atlantic Medical Services, Inc.*                                        4,300          77,099
Noven Pharmaceuticals, Inc.*                                                2,050          80,360
NPS Pharmaceuticals, Inc.*                                                  3,750         150,750
Pharmaceutical Product Development, Inc.*                                     800          24,408
Regeneron Pharmaceuticals, Inc.*                                            1,850          64,103
Renal Care Group, Inc.*                                                     4,850         159,517
Rightchoice Managed Care, Inc.*                                             1,200          53,280
Salix Pharmaceuticals, Ltd.*                                                1,300          32,045
Unilab Corp.*                                                                 150           3,780
Urologix, Inc.*                                                             4,350          79,649
Visible Genetics, Inc.* (Canada)                                            4,150         103,128
Wilson Greatbatch Technologies, Inc.*                                       5,350         155,150
                                                                                   --------------
                                                                                        2,498,568
                                                                                   --------------
Oil & Gas (8.78%)
Dril-Quip, Inc.*                                                            2,750          59,207
Evergreen Resources, Inc.*                                                  1,500          57,000
FMC Technologies, Inc.*                                                       100           2,065
Hanover Compressor Co.*                                                     3,559         117,767
Horizon Offshore, Inc.*                                                     4,450          60,075
Lone Star Technologies, Inc.*                                               2,700          97,740
Marine Drilling Cos., Inc.*                                                 4,000          76,440
NATCO Group, Inc. (Class A)*                                                1,800          15,840
Newfield Exploration Co.*                                                   2,750          88,165
Oceaneering International, Inc.*                                            3,700          76,775
Patterson-UTI Energy, Inc.*                                                 4,000          71,480
Pride International, Inc.*                                                  4,500          85,500
Spinnaker Exploration Co.*                                                  2,700         107,622
Stone Energy Corp.*                                                         2,350         104,105
Torch Offshore, Inc.*                                                         850           8,458
Universal Compression Holdings, Inc.*                                       3,700         105,080
Veritas DGC, Inc.*                                                          1,300          36,075
                                                                                   --------------
                                                                                        1,169,394
                                                                                   --------------
Retail (13.63%)
99 Cents Only Stores*                                                       4,435         132,828
Applebee's International, Inc.                                                750          24,000
bebe stores, inc.*                                                          1,050          30,618
Buca, Inc.*                                                                 4,000          87,000
California Pizza Kitchen, Inc.*                                             3,400          79,050
Columbia Sportswear Co.*                                                    3,375         172,091
Cost Plus, Inc.*                                                            3,250          97,500
Duane Reade, Inc.*                                                          1,100          35,750
Ethan Allen Interiors, Inc.                                                 1,950          63,375
Galyan's Trading Co.*                                                         550          11,220
GoTo.com, Inc.*                                                             4,550          88,497
Hot Topic, Inc.*                                                            3,100          96,410
Krispy Kreme Doughnuts, Inc.*                                               2,400          96,000
O'Reilly Automotive, Inc.*                                                  1,800          51,660
P.F. Chang's China Bistro, Inc.*                                            2,800         106,120
Performance Food Group Co.*                                                 4,700         142,081
RARE Hospitality International, Inc.*                                       3,175          71,755
Skechers U.S.A. (Class A)*                                                  2,350          68,691
Too, Inc.*                                                                  3,000          82,200
Tweeter Home Entertainment Group, Inc.*                                     4,100         144,730
Whole Foods Market, Inc.*                                                   4,900         132,790
                                                                                   --------------
                                                                                        1,814,366
                                                                                   --------------
Schools/Education (4.26%)
Corinthian Colleges, Inc.*                                                  2,750         129,442
Education Management Corp.*                                                 4,200         168,210
SkillSoft Corp.*                                                            1,950          66,788
Strayer Education, Inc.                                                     1,500          73,125
University of Phoenix Online*                                               3,050         129,625
                                                                                   --------------
                                                                                          567,190
                                                                                   --------------
Telecommunications (3.46%)
AirGate PCS, Inc.*                                                          2,700         140,400
Alamosa Holdings, Inc.*                                                     4,800          78,240
CTC Communications Group, Inc.*                                             6,650          20,349
Dobson Communications Corp. (Class A)*                                      2,300          39,215
Metro One Telecommunications, Inc.*                                         2,050         132,984
SBA Communications Corp.*                                                   1,950          48,263
Tellium, Inc.*                                                                100           1,820
                                                                                   --------------
                                                                                          461,271
                                                                                   --------------
Textile (0.64%)
Nautica Enterprises, Inc.*                                                    700          14,301
Tommy Hilfiger Corp.*                                                       5,050          70,700
                                                                                   --------------
                                                                                           85,001
                                                                                   --------------
Transport (1.52%)
Expeditors International of
Washington, Inc.                                                            1,950         116,998
Forward Air Corp.*                                                          2,850          85,357
                                                                                   --------------
                                                                                          202,355
                                                                                   --------------
Utilities (0.45%)
Beacon Power Corp.*                                                         8,600          59,340
                                                                                   --------------
Waste Disposal Service & Equip. (0.95%)
Waste Connections, Inc.*                                                    3,500         126,000
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $11,380,649)                                                        (99.10%)     13,193,181
                                                                   --------------  --------------
                                                 INTEREST             PAR VALUE
ISSUER, DESCRIPTION                                RATE            (000s OMITTED)
-------------------                           --------------       --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.83%)
Investment in a joint repurchase
agreement transaction with UBS Warburg,
Inc. - Dated  06-29-01, due 07-02-01
(Secured by U.S.  Treasury Bonds,
10.625% due 08-15-15  and 6.250% due
08-15-23, and U.S.  Treasury Note 5.625%
due 11-30-02)                                      3.97%                     $111         111,000
                                                                   --------------  --------------
TOTAL SHORT-TERM INVESTMENTS                                               (0.83%)        111,000
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                         (99.93%)     13,304,181
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.07%)          8,834
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)    $13,313,015
                                                                   ==============  ==============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. International Fund

Schedule of Investments
June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. International Fund on June 30, 2001. It's divided into two main categories: common stocks and rights, and short-term investments. Common stocks are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Brazil (0.37%)
Tele Norte Leste Participacoes SA American Depositary
Receipts (ADR) (Telecommunications)                                         1,200         $18,312
                                                                                   --------------
Canada (5.89%)
Anderson Exploration Ltd.* (Oil & Gas)                                      2,500          50,491
Magna International, Inc. (Class A)
(Automobiles/Trucks)                                                          500          30,716
Manulife Financial Corp.
(Insurance)                                                                 2,000          55,820
Nortel Networks Corp.
(Telecommunications)                                                            2              18
Precision Drilling Corp.* (Oil & Gas)                                       1,700          53,108
Suncor Energy, Inc. (Oil & Gas)                                             1,700          43,239
Talisman Energy, Inc. (Oil & Gas)                                           1,600          60,944
                                                                                   --------------
                                                                                          294,336
                                                                                   --------------
Denmark (0.89%)
Novo Nordisk A/S (Class B)
(Medical)                                                                   1,000          44,275
                                                                                   --------------
France (10.24%)
Alstom (Machinery)                                                          1,800          50,125
Assurances Generales de France
(Insurance)                                                                 1,000          55,677
Aventis SA (Medical)                                                          600          47,949
Lafarge SA (Building)                                                         400          34,237
PSA Peugeot Citroen SA
(Automobiles/Trucks)                                                          100          27,178
Sanofi-Synthelabo SA (Medical)                                                800          52,542
Schneider Electric SA (Machinery)                                           1,060          58,659
Societe Television Francaise 1
(Media)                                                                     1,000          29,203
Total Fina Elf SA (Oil & Gas)                                                 330          46,256
Vivendi Environnement SA
(Utilities)                                                                 1,500          63,190
Vivendi Universal SA (Media)                                                  800          46,678
                                                                                   --------------
                                                                                          511,694
                                                                                   --------------
Germany (7.62%)
BASF AG (Chemicals)                                                         1,300          51,338
Bayer AG (Chemicals)                                                        1,400          54,991
Bayerische Motoren Werke AG
(Automobiles/Trucks)                                                        1,200          39,762
Deutsche Bank AG (Banks - Foreign)                                            500          35,864
Deutsche Telekom AG
(Telecommunications)                                                        1,500          34,220
E.On AG (Utilities)                                                         1,300          68,238
Muenchener Rueckversicherungs-Gesellschaft AG
(Insurance)                                                                   147          41,010
SAP AG (Computers)                                                            400          55,562
                                                                                   --------------
                                                                                          380,985
                                                                                   --------------
Hong Kong (4.24%)
Cheung Kong Holdings Ltd. (Real
Estate Operations)                                                          5,000          54,489
China Mobile Ltd.*
(Telecommunications)                                                        7,000          36,886
Citic Pacific Ltd.
(Commercial/Industrial Services)                                           13,000          40,251
Hutchison Whampoa Ltd.
(Commercial/Industrial Services)                                            5,000          50,482
Johnson Electric Holdings Ltd.
(Electronics)                                                              22,000          30,039
                                                                                   --------------
                                                                                          212,147
                                                                                   --------------
Ireland (2.88%)
Allied Irish Banks Plc (Banks - Foreign)                                    3,100          35,729
Bank of Ireland (Banks - Foreign)                                           2,600          25,779
Bank of Ireland (Banks - Foreign)                                           1,600          15,864
CRH Plc (Building)                                                          1,800          30,203
Elan Corp. Plc* (ADR) (Medical)                                               600          36,600
                                                                                   --------------
                                                                                          144,175
                                                                                   --------------
Israel (1.50%)
Check Point Software Technologies, Ltd.*
(Computers)                                                                   500          25,285
Teva Pharmaceutical Industries, Ltd. (ADR)
(Medical)                                                                     800          49,840
                                                                                   --------------
                                                                                           75,125
                                                                                   --------------
Italy (4.97%)
Autostrade SpA (Transport)                                                  5,500          35,750
Banca Fideuram SpA (Finance)                                                3,100          29,476
Banca Nazionale del Lavoro* (Banks
- Foreign)                                                                 16,000          50,169
Edison SpA (Utilities)                                                      3,800          34,876
Riunione Adriatica di Sicurta SpA
(Insurance)                                                                 5,282          64,995
Telecom Italia SpA
(Telecommunications)                                                        3,700          33,237
                                                                                   --------------
                                                                                          248,503
                                                                                   --------------
Japan (18.28%)
Bridgestone Corp. (Rubber - Tires &
Misc.)                                                                      2,000          20,929
Daikin Industries Ltd. (Building)                                           3,000          55,569
Fast Retailing Co., Ltd. (Retail)                                             200          34,801
Fuji Photo Film Co., Ltd. (Leisure)                                         1,000          43,140
Kyocera Corp. (Electronics)                                                   500          44,102
Marui Co., Ltd. (Retail)                                                    1,000          14,433
Matsushita Electric Industrial Co.,
Ltd. (Electronics)                                                          2,000          31,305
Mitsui Fudosan Co., Ltd. (Real
Estate Operations)                                                          4,000          43,108
Mizuho Holdings, Inc. (Banks - Foreign)                                         8          37,206
Murata Manufacturing Co., Ltd.
(Electronics)                                                                 300          19,942
Nintendo Co., Ltd. (Leisure)                                                  100          18,202
Nippon Mitsubishi Oil Corp. (Oil & Gas)                                     3,000          16,935
Nippon Telegraph & Telephone Corp.
(Telecommunications)                                                            4          20,848
Nissan Motor Co., Ltd.
(Automobiles/Trucks)                                                       12,000          82,848
Nomura Securities Co., Ltd. (Broker
Services)                                                                   1,000          19,164
NTT Data Corp. (Telecommunications)                                             4          21,811
NTT DoCoMo, Inc.
(Telecommunications)                                                            3          52,201
Oriental Land Co., Ltd. (Leisure)                                             400          29,701
Pioneer Corp. (Electronics)                                                 1,000          30,391
Seven-Eleven Japan Co., Ltd.
(Retail)                                                                    1,000          39,051
Sony Corp. (Electronics)                                                      900          59,177
Takeda Chemical Industries Ltd.
(Medical)                                                                   1,000          46,508
Tokyo Electron Ltd. (Machinery)                                               500          30,270
Toray Industries, Inc. (Textile)                                            8,000          31,946
Yamanouchi Pharmaceutical Co., Ltd.
(Medical)                                                                   1,000          28,065
Yamato Transport Co., Ltd.
(Transport)                                                                 2,000          41,937
                                                                                   --------------
                                                                                          913,590
                                                                                   --------------
Mexico (0.42%)
America Movil SA de CV Ser L (ADR)
(Telecommunications)                                                        1,000          20,860
                                                                                   --------------
Netherlands (5.65%)
Akzo Nobel NV (Chemicals)                                                   1,130          47,881
Heineken NV (Beverages)                                                     1,375          55,501
ING Groep NV (Banks - Foreign)                                                850          55,610
Koninklijke Ahold NV (Retail)                                               1,545          48,444
Qiagen NV* (Medical)                                                        1,400          30,847
Unilever Plc (Food)                                                         5,200          43,866
                                                                                   --------------
                                                                                          282,149
                                                                                   --------------
Portugal (0.91%)
Portugal Telecom, SGPS, SA
(Telecommunications)                                                        6,500          45,389
                                                                                   --------------
Singapore (1.06%)
Singapore Telecommunications Ltd.
(Telecommunications)                                                       51,000          53,183
                                                                                   --------------
South Korea (0.66%)
Korea Telecom Corp. (ADR)
(Telecommunications)                                                        1,500          32,970
                                                                                   --------------
Spain (2.77%)
Iberdrola SA (Utilities)                                                    2,500          32,097
Inditex SA* (Retail)                                                        3,200          51,118
Repsol YPF, SA (Oil & Gas)                                                  2,200          36,356
Telefonica SA (Telecommunications)                                          1,546          19,076
                                                                                   --------------
                                                                                          138,647
                                                                                   --------------
Sweden (2.08%)
Electrolux AB, Ser B (Machinery)                                            3,800          52,598
Svenska Handelsbanken AB (Banks - Foreign)                                  3,600          51,485
                                                                                   --------------
                                                                                          104,083
                                                                                   --------------
Switzerland (3.66%)
Nestle SA (Food)                                                              300          63,791
Novartis AG (Medical)                                                       1,009          36,535
Serona SA* (ADR) (Medical)                                                  1,300          32,435
Swiss Re Co. (Insurance)                                                       25          49,986
                                                                                   --------------
                                                                                          182,747
                                                                                   --------------
Taiwan (1.26%)
Taiwan Semiconductor Manufacturing Co., Ltd.*
(ADR) (Electronics)                                                         2,100          31,899
United Microelectronics Corp.*
(ADR) (Electronics)                                                         3,500          31,150
                                                                                   --------------
                                                                                           63,049
                                                                                   --------------
United Kingdom (18.71%)
Abbey National Plc (Banks - Foreign)                                        1,500          26,300
AstraZeneca Plc (Medical)                                                     800          37,326
Barclays Plc (Banks - Foreign)                                              1,600          49,122
BG Group Plc (Oil & Gas)                                                   13,000          51,308
BP Plc (Oil & Gas)                                                          4,600          37,865
British Airways PLC (Transport)                                             6,700          32,458
British American Tobacco Plc
(Tobacco)                                                                   5,200          39,545
British Sky Broadcasting Group Plc*
(Media)                                                                     5,200          50,090
Centrica Plc (Utilities)                                                   15,640          50,054
Compass Group Plc (Consumer
Services)                                                                   5,500          44,073
Diageo Plc (Beverages)                                                      6,800          74,696
Energis Plc* (Telecommunications)                                           8,450          22,462
GlaxoSmithKline Plc (Medical)                                               1,600          45,066
National Grid Group Plc (Utilities)                                         6,600          48,705
Reckitt Benckiser Plc (Grocery
Products)                                                                   4,100          59,184
Royal Bank of Scotland Group Plc
(Banks - Foreign)                                                           2,300          50,757
Scottish Power Plc (Utilities)                                              5,800          42,719
Shell Transport & Trading Co. Plc
(Oil & Gas)                                                                 6,800          56,597
Shire Pharmaceuticals Group Plc*
(Medical)                                                                   2,400          43,736
Standard Chartered Plc (Banks - Foreign)                                    2,600          33,357
Vodafone Group Plc
(Telecommunications)                                                       17,980          39,881
                                                                                   --------------
                                                                                          935,301
                                                                                   --------------
United States (4.06%)
Amdocs Ltd.* (Telecommunications)                                             400          21,540
Santa Fe International Corp. (Oil & Gas)
                                                                            1,500          43,500
Schlumberger Ltd. (Oil & Gas)                                                 900          47,385
Transocean Sedco Forex, Inc. (Oil & Gas)
                                                                            1,000          41,250
XL Capital Ltd. (Class A)
(Insurance)                                                                   600          49,260
                                                                                   --------------
                                                                                          202,935
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $5,232,978)                                                         (98.12%)      4,904,455
                                                                   --------------  --------------
RIGHTS
Portugal (0.00%)
Portugal Telecom, SGPS, SA*
(Telecommunications)                                                        6,500               0
                                                                                   --------------
TOTAL RIGHTS
(Cost $0)                                                                  (0.00%)              0
                                                                   --------------  --------------
TOTAL COMMON STOCKS AND RIGHTS
(Cost $5,232,978)                                                         (98.12%)      4,904,455
                                                                   --------------  --------------
                                                 INTEREST             PAR VALUE
ISSUER, DESCRIPTION                                RATE            (000s OMITTED)
-------------------                           --------------       --------------
Joint Repurchase Agreement (5.24%)
Investment in a joint repurchase
agreement transaction with UBS Warburg,
Inc. - Dated 06-29-01, due 07-02-01
(Secured by U.S. Treasury Bond, 6.875%
due 08-15-25 and U.S. Treasury Note,
5.625% due 11-30-02)                               3.97%                     $262         262,000
                                                                   --------------  --------------

                                                                           NUMBER
                                                                        OF SHARES
                                                                   --------------
Cash Equivalents (20.81%)
Navigator Securities Lending Prime Portfolio**                          1,040,206       1,040,206
                                                                   --------------  --------------
TOTAL SHORT-TERM INVESTMENTS                                              (26.05%)      1,302,206
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                        (124.17%)      6,206,661
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                         (24.17%)     (1,208,085)
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)     $4,998,576
                                                                   ==============  ==============

 * Non-income producing security.

** Represents investment of security lending collateral.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Industry Diversification (Unaudited)
---------------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at June 30, 2001 assigned to the various investment categories.

                                              MARKET VALUE AS A %
INVESTMENT CATEGORIES                          OF FUND NET ASSETS
----------------------                        -------------------
Automobiles/Trucks                                   3.61%
Banks - Foreign                                      9.35
Beverages                                            2.60
Broker Services                                      0.38
Building                                             2.40
Chemicals                                            3.09
Commercial/Industrial Services                       1.82
Computers                                            1.62
Consumer Services                                    0.88
Diversified Operations                               2.30
Electronics                                          4.20
Finance                                              0.59
Food                                                 2.15
Grocery Products                                     1.18
Insurance                                            6.34
Leisure                                              1.82
Machinery                                            3.83
Media                                                1.59
Medical                                             10.64
Oil & Gas                                           11.71
Real  Estate Operations                              1.95
Retail                                               3.76
Rubber - Tires & Misc.                               0.42
Telecommunications                                   9.46
Textile                                              0.64
Tobacco                                              0.79
Transport                                            2.20
Utilities                                            6.80
Short-Term Investments                              26.05
                                                  -------
TOTAL INVESTMENTS                                 124.17%
                                                  =======




John Hancock Funds - Declaration Trust - V.A. Regional Bank Fund

Schedule of Investments
June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Regional Bank Fund on June 30, 2001. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Superregional Banks (7.50%)
Bank One Corp. (OH)                                                         3,000        $107,400
Mellon Financial Corp. (PA)                                                 8,500         391,000
U.S. Bancorp (MN)                                                           5,000         113,950
Wells Fargo & Co. (CA)                                                      6,000         278,580
                                                                                   --------------
                                                                                          890,930
                                                                                   --------------
Banks - Money Center (4.80%)
Citigroup, Inc. (NY)                                                        7,000         369,880
J.P. Morgan Chase & Co. (NY)                                                4,500         200,700
                                                                                   --------------
                                                                                          570,580
                                                                                   --------------
Banks - United States (71.48%)
BancFirst Corp. (OK)                                                        2,500         100,625
BancWest Corp. (HI)                                                         3,000         103,200
BB&T Corp. (NC)                                                             3,000         110,100
Cascade Bancorp (OR)                                                       21,612         302,568
Chittenden Corp. (VT)                                                       5,000         168,250
City National Corp. (CA)                                                    5,000         221,450
Comerica, Inc. (MI)                                                         3,500         201,600
Commerce Bancshares, Inc. (MO)                                             10,047         370,734
Community First Bankshares, Inc. (ND)                                       7,500         172,500
Cullen/Frost Bankers., Inc. (TX)                                            6,500         220,025
Fifth Third Bancorp (OH)                                                    7,092         425,875
Financial Institutions, Inc. (NY)                                           9,000         201,600
First Midwest Bancorp., Inc. (IL)                                           5,000         154,250
FirstMerit Corp. (OH)                                                       5,000         132,000
Independent Bank Corp. (MI)                                                 8,000         196,400
M & T Bank Corp. (NY)                                                       4,000         302,000
Mercantile Bankshares Corp. (MD)                                            9,500         371,735
Mid-State Bancshares (CA)                                                  25,000         456,000
National Commerce Financial Corp.
(TN)                                                                        9,000         219,330
Northern Trust Corp. (IL)                                                   1,500          93,750
Northrim Bank (AK)                                                         16,695         232,227
Pacific Capital Bancorp. (CA)                                              13,500         411,075
PNC Financial Services Group (PA)                                           4,000         263,160
Prosperity Bancshares, Inc. (TX)                                           14,000         335,020
SJNB Financial Corp. (CA)                                                   8,000         345,920
SouthTrust Corp. (AL)                                                       3,000          78,000
Southwest Bancorp. of Texas, Inc.*
(TX)                                                                        5,000         151,050
State Street Corp. (MA)                                                     2,000          98,980
Sterling Bancshares, Inc. (TX)                                             10,000         191,800
Summit Bancshares, Inc. (TX)                                               12,000         225,840
Texas Regional Bancshares, Inc.
(Class A) (TX)                                                              1,750          70,508
Umpqua Holdings Corp. (OR)                                                 33,000         422,730
Valley National Bancorp. (NJ)                                              16,485         467,350
Whitney Holding Corp. (LA)                                                  5,000         234,500
Yardville National Bancorp. (NJ)                                           15,000         210,000
Zions Bancorp. (UT)                                                         4,000         236,000
                                                                                   --------------
                                                                                        8,498,152
                                                                                   --------------
Computers (1.00%)
SEI Investments Co. (PA)                                                    2,500         118,500
                                                                                   --------------
Finance (2.41%)
American Express Co. (NY)                                                   3,000         116,400
Fannie Mae (DC)                                                             2,000         170,300
                                                                                   --------------
                                                                                          286,700
                                                                                   --------------
Insurance (2.06%)
American General Corp. (TX)                                                 1,000          46,450
Hartford Financial Services Group, Inc. (The) (CT)                          2,000         136,800
MetLife, Inc. (NY)                                                          2,000          61,960
                                                                                   --------------
                                                                                          245,210
                                                                                   --------------
Thrifts (4.16%)
Charter One Financial, Inc. (OH)                                            6,017         191,942
First Financial Holdings, Inc. (SC)                                         5,300         121,900
Warren Bancorp., Inc. (MA)                                                 20,000         180,400
                                                                                   --------------
                                                                                          494,242
                                                                                   --------------

TOTAL COMMON STOCK
(Cost $8,818,705)                                                         (93.41%)     11,104,314
                                                                   --------------  --------------
                                                 INTEREST             PAR VALUE
ISSUER, DESCRIPTION                                RATE            (000s OMITTED)
-------------------                           --------------       --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.25%)
Investment in a joint repurchase
agreement transaction with  UBS Warburg,
Inc. - Dated  06-29-01, due 07-02-01
(Secured by U.S. Treasury Bonds,
10.625% due 08-15-15, and 6.250% due
08-15-23,  U.S. Treasury Note 5.625%
due 11-30-02)                                      3.97%                     $743         743,000
                                                                   --------------  --------------
TOTAL SHORT-TERM INVESTMENTS (Cost $743,000)                               (6.25%)        743,000
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                         (99.66%)     11,847,314
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.34%)         40,929
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)    $11,888,243
                                                                   ==============  ==============
* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. High Yield Bond Fund

Schedule of Investments
June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. High Yield Bond Fund on June 30, 2001. It is divided into four main categories: bonds, common stocks, preferred stocks and warrants, and short-term investments. Bonds are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                             INTEREST       CREDIT        PAR VALUE          MARKET
ISSUER, DESCRIPTION                                              RATE       RATING**  (000s OMITTED)          VALUE
-------------------                                          --------       ------     ------------   -------------
BONDS
Aerospace (0.06%)
Compass Aerospace Corp.,
Gtd Sr Sub Note Ser D
04-15-05 (B)                                                   10.125%         C                $25          $4,000
                                                                                                     --------------
Agricultural Operations (0.05%)
Iowa Select Farms L.P./ISF Finance, Inc.,
Jr Sec Note 12-01-06 (R)                                       10.750          Ca                 6           3,000
                                                                                                     --------------
Automobiles/Trucks (1.10%)
AM General Corp.,
Sr Note Ser B 05-01-02                                         12.875          B                 50          48,500
J.B. Poindexter & Co., Inc.,
Sr Note 05-15-04                                               12.500          B                 25          20,750
                                                                                                     --------------
                                                                                                             69,250
                                                                                                     --------------
Banks - United States (0.82%)
Colonial Bank,
Sub Note 06-01-11                                               9.375          BB-               50          51,640
                                                                                                     --------------
Building (1.15%)
Amatek Industries Property Ltd.,
Sr Sub Note (Australia)
02-15-08 (Y)                                                   12.000          B                 25          19,500
WCI Communities, Inc.,
Sr Sub Note 02-15-11 (R)                                       10.625          B                 50          52,500
                                                                                                     --------------
                                                                                                             72,000
                                                                                                     --------------
Business Services - Misc. (0.22%)
AP Holdings, Inc.,
Sr Disc Note, Step Coupon
(11.25%, 03-15-03)
03-15-08 (A)                                                     Zero          CCC+             200          14,000
                                                                                                     --------------
Chemicals (4.91%)
American Pacific Corp.,
Sr Note 03-01-05                                                9.250          BB-               30          30,150
Applied Extrusion Technologies, Inc.,
Sr Note 07-01-11 (R)                                           10.750          B                 50          50,625
Sr Note Ser B 04-01-02                                         11.500          B                 25          25,031
Huntsman ICI Chemicals LLC,
Sr Sub Note 07-01-09                                           10.125          B                100          98,000
Huntsman ICI Holdings LLC,
Sr Disc Note 12-31-09                                            Zero          B+                75          23,250
Trikem S.A.,
Bond (Brazil) 07-24-07 (R) (Y)                                 10.625          B+               125          81,250
                                                                                                     --------------
                                                                                                            308,306
                                                                                                     --------------
Consumer Products Misc. (0.37%)
Diamond Brands Operating Corp.,
Sr Sub Note 04-15-08 (B)                                       10.125          D                100          14,000
Indesco International, Inc.,
Sr Sub Note 04-15-08 (B)                                        9.750          D                100           9,000
                                                                                                     --------------
                                                                                                             23,000
                                                                                                     --------------
Containers (3.97%)
Gaylord Container Corp.,
Sr Note Ser B 06-15-07                                          9.375          B-                15           9,600
Sr Sub Note Ser B 02-15-08                                      9.875          CCC+             100          29,000
Kappa Beheer B.V.,
Sr Sub Bond (Netherlands)
07-15-09 (Y)                                                   10.625          B                 75          78,750
Sr Sub Bond, Step Coupon
(12.50%, 07-15-04) (Netherlands)
07-15-09 (A) (E)                                                 Zero          B                100          64,796
Riverwood International Corp.,
Gtd Sr Sub Note 04-01-08                                       10.875          CCC+              70          67,550
                                                                                                     --------------
                                                                                                            249,696
                                                                                                     --------------
Cosmetics & Personal Care (0.12%)
Global Health Sciences, Inc.,
Gtd Sr Note 05-01-08 (B)                                       11.000          D                 75           7,500
                                                                                                     --------------
Diversified Operations (0.84%)
Diamond Holdings Plc,
Bond (United Kingdom)
02-01-08 #                                                     10.000          B-                50          52,826
                                                                                                     --------------
Energy (3.00%)
AEI Resources, Inc./AEI Resources
Holdings, Inc.,
Gtd Note 12-15-05 (B) (R)                                      10.500          Ca                75          52,500
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                                      9.625          B                 81          84,848
Port Arthur Finance Corp.,
Gtd Sr Sec Note 01-15-09                                       12.500          BB                50          51,000
                                                                                                     --------------
                                                                                                            188,348
                                                                                                     --------------
Finance (1.57%)
Finova Capital Corp.,
Floating Rate Sr Note 06-18-03                                  4.128***       D                 50          47,000
Takefuji Corp.,
Sr Note (Japan) 04-15-11 (R) (Y)                                9.200          A-                50          51,591
                                                                                                     --------------
                                                                                                             98,591
                                                                                                     --------------
Food (4.05%)
Agrilink Foods, Inc.,
Sr Sub Note 11-01-08                                           11.875          B-               125         113,750
Mastellone Hermanos S.A.,
Sr Note (Argentina) 04-01-08 (Y)                               11.750          B+               125          68,750
RAB Holdings, Inc.,
Sr Note 05-01-08 (R)                                           13.000          Caa2             120          72,000
                                                                                                     --------------
                                                                                                            254,500
                                                                                                     --------------
Government - Foreign (0.80%)
Panama, Republic of,
Bond (Panama) 02-08-11 (Y)                                      9.625          BB+               50          50,500
                                                                                                     --------------
Insurance (0.81%)
Willis Corroon Corp.,
Gtd Sr Sub Note 02-01-09                                        9.000          B+                50          50,875
                                                                                                     --------------

Leisure (3.05%)
Ameristar Casinos, Inc.,
Sr Sub Note 02-15-09 (R)                                       10.750          B-                50          52,125
Claridge Hotel & Casino Corp.,
1st Mtg Note 02-01-02 (B)                                      11.750          Ca                50           1,500
Fitzgeralds Gaming Corp.,
Gtd Sr Sec Note Ser B
12-15-04 (B)                                                   12.250          Caa1              50          30,000
Penn National Gaming, Inc.,
Sr Sub Note 03-01-08 (R)                                       11.125          B-                25          25,875
SC International Services, Inc.,
Sr Sub Note Ser B 09-01-07                                      9.250          B                 30          32,100
Trump Atlantic City Associates,
1st Mtg Note 05-01-06                                          11.250          B-                75          50,250
                                                                                                     --------------
                                                                                                            191,850
                                                                                                     --------------
Machinery (0.25%)
Glasstech, Inc.,
Sr Note Ser B 07-01-04                                         12.750          B3                25          15,500
                                                                                                     --------------
Manufacturing (0.32%)
ICON Health & Fitness, Inc.,
Gtd Note 09-27-05                                              12.000          B                 22          19,980
                                                                                                     --------------
Media (6.93%)
Antenna TV S.A.,
Sr Note (Germany) 07-01-08 (E)                                  9.750          BB                50          41,927
Callahan Nordheim-Westfalen GmbH,
Sr Note (Germany) 7-15-11 (E)                                  14.125          B-                50          35,362
DIVA Systems Corp.,
Sr Disc Note Ser B, Step Coupon
(12.625%, 03-01-03)
03-01-08 (A)                                                     Zero          B-                50           7,000
Fox Family Worldwide, Inc.,
Sr Disc Note, Step Coupon
(10.25%, 11-01-02)
11-01-07 (A)                                                     Zero          B                 80          71,200
ONO Finance Plc,
Sr Sub Note (United Kingdom)
07-15-10 (E)                                                   14.000          CCC+              50          33,033
Pegasus Communications Corp.,
Sr Note Ser B 08-01-07                                         12.500          CCC+              35          34,650
Pegasus Satellite Communications, Inc.,
Sr Disc Note, Step Coupon
(13.50%, 03-01-04)
03-01-07 (A)                                                     Zero          CCC+              60          36,600
Regional Independent Media Group Plc,
Sr Disc Note, Step Coupon
(12.875%, 07-01-03)
(United Kingdom)
07-01-08 (A) #                                                   Zero          B-                20          22,539
Sr Note (United Kingdom)
07-01-08 (Y)                                                   10.500          B-                 5           5,050
Sirius Satellite Radio, Inc.,
Sr Disc Note, Step Coupon
(15.00%, 12-01-02)
12-01-07 (A)                                                     Zero          CCC+             110          36,300
United International Holdings, Inc.,
Sr Disc Note, Step Coupon
(10.75%, 02-15-03)
02-15-08 (A)                                                     Zero          B-                75          23,250
XM Satellite Radio, Inc.,
Sr Sec Note 03-15-10                                           14.000          CCC+             150          88,500
                                                                                                     --------------
                                                                                                            435,411
                                                                                                     --------------
Medical (1.89%)
Magellan Health Services, Inc.,
Sr Sub Note 02-15-08                                            9.000          B-               100          94,250
Select Medical Corp.,
Sr Sub Note 06-15-09 (R)                                        9.500          B                 25          24,625
                                                                                                     --------------
                                                                                                            118,875
                                                                                                     --------------
Metal (3.47%)
Doe Run Resources Corp.,
Gtd Sr Note Ser B 03-15-03                                     11.181***       CCC+              25           8,500
Gtd Sr Note Ser B 03-15-05                                     11.250          CCC+              10           3,400
Freeport-McMoRan Copper & Gold, Inc.,
Sr Note 11-15-06                                                7.500          CCC               75          50,250
Golden Northwest Aluminum, Inc.,
1st Mtg Note 12-15-06                                          12.000          B+                25          13,000
Great Lakes Acquisition Corp.,
Sr Disc Deb, Step Coupon
(13.125%, 05-15-03)
05-15-09 (A)                                                     Zero          B-               200          80,000
TVX Gold, Inc.,
Conv Sub Note (Canada)
03-28-02 (Y)                                                    5.000          B-               100          63,000
                                                                                                     --------------
                                                                                                            218,150
                                                                                                     --------------
Miscellaneous (0.65%)
Sotheby's Holdings, Inc.,
Note 02-01-09                                                   6.875          BBB               50          41,000
                                                                                                     --------------
Oil & Gas (11.09%)
Comstock Resources, Inc.,
Gtd Sr Note 05-01-07                                           11.250          B                 75          79,500
Frontier Oil Corp.,
Sr Sub Note 11-15-09                                           11.750          B                 50          53,500
Giant Industries, Inc.,
Gtd Sr Sub Note 09-01-07                                        9.000          B+                50          48,500
Sr Sub Note 11-15-03                                            9.750          B+                25          24,563
Great Lakes Carbon Corp.,
Gtd Sr Sub Note Ser B 05-15-08                                 10.250          B-                50          29,500
Key Energy Services, Inc.,
Conv Sub Note 09-15-04 (R)                                      5.000          B2                80          74,000
Conv Sub Note 09-15-04                                          5.000          B2               143         132,275
Sr Sub Note Ser B 01-15-09                                     14.000          B                 93         106,950
Mariner Energy, Inc.,
Sr Sub Note Ser B 08-01-06                                     10.500          B-                10           9,875
Ocean Rig Norway A.S.,
Gtd Sr Sec Note (Norway)
06-01-08 (Y)                                                   10.250          B-                55          48,400
Universal Compression, Inc.,
Sr Disc Note, Step Coupon
(9.875%, 02-15-03)
02-15-08 (A)                                                     Zero          B+               100          90,000
                                                                                                     --------------
                                                                                                            697,063
                                                                                                     --------------
Paper & Paper Products (4.84%)
APP China Group Ltd.,
Unit (Sr Disc Note & Warrant)
(Indonesia) 03-15-10 (B) (R) (Y)                               14.000          D                250          37,500
APP Finance (VII) Mauritius Ltd.,
Gtd Note (Indonesia)
04-30-03 (B) (R) (Y)                                            3.500          D                 10             400
Corporacion Durango S.A. de C.V.,
Sr Note (Mexico) 08-01-06 (Y)                                  13.125          BB-              125         125,000
Grupo Industrial Durango S.A.,
Note (Mexico) 08-01-03 (Y)                                     12.625          BB-              125         131,250
Sappi BVI Finance Ltd.,
Gtd Conv Bond (South Africa)
08-01-02 (R) (Y)                                                7.500          BB-               10           9,950
                                                                                                     --------------
                                                                                                            304,100
                                                                                                     --------------
Real Estate Operations (0.02%)
Signature Resorts, Inc.,
Conv Sub Note 01-15-07 (B)                                      5.750          Caa1              35           1,050
                                                                                                     --------------
Retail (0.92%)
Imperial Home Decor Group, Inc,
Gtd Sr Sub Note 03-15-08 (B)                                   11.000          C                125             625
SpinCycle, Inc.,
Sr Disc Note, Step Coupon
(12.75%, 05-01-01)
05-01-05 (A)                                                     Zero          CCC+              25           7,250
St. John Knits International, Inc.,
Sr Sub Note 07-01-09                                           12.500          B-                50          50,000
                                                                                                     --------------
                                                                                                             57,875
                                                                                                     --------------
Steel (1.54%)
Gulf States Steel, Inc. of Alabama,
1st Mtg Bond 04-15-03 (B)                                      13.500          Caa3             100             250
LTV Corp. (The),
Gtd Sr Sub Note 11-15-09 (B)                                   11.750          Ca                50           3,500
Metallurg Holdings, Inc.,
Sr Disc Note, Step Coupon
(12.75%, 07-15-03)
07-15-08 (A)                                                     Zero          CCC+              50          23,000
Metallurg, Inc.,
Gtd Sr Note Ser B 12-01-07                                     11.000          B-                30          27,000
NSM Steel, Inc./NSM Steel Ltd.,
Gtd Sr Sub Mtg Note Ser B
02-01-08 (B) (R)                                               12.250          D                 75             750
Oregon Steel CF&I,
Note 03-31-03 (r)                                               9.500          B                 46          42,321
                                                                                                     --------------
                                                                                                             96,821
                                                                                                     --------------
Telecommunications (6.14%)
CTI Holdings S.A.,
Sr Note, Step Coupon (11.25%,
04-15-03) (Argentina)
04-15-08 (A) (Y)                                                 Zero          B2                75          29,250
Esprit Telecom Group Plc,
Sr Note (Germany) 06-15-08 (B) #                               11.000          D                 40             346
Grupo Iusacell S.A. de C.V.,
Sr Note (Mexico) 12-01-06 (Y)                                  14.250          B+               100         106,000
GT Group Telecom, Inc.,
Unit (Sr Disc Note & Warrant), Step
Coupon (13.125%, 02-01-05)
02-01-10 (A)                                                    1.000          B-               100          28,000
Jazztel Plc,
Sr Note (United Kingdom)
12-15-09 (E)                                                   13.250          CCC+              50          15,669
Nextel Partners, Inc.,
Sr Disc Note, Step Coupon
(14.00%, 02-01-04)
02-01-09 (A)                                                     Zero          CCC+              15           8,400
NTL Communications Corp.,
Sr Note Ser B 10-01-08                                         11.500          B                 50          33,500
Sr Note Ser B, Step Coupon
(12.375%, 10-01-03)
10-01-08 (A)                                                     Zero          B                100          42,000
PTC International Finance II S.A.,
Gtd Sr Sub Note (Luxembourg)
12-01-09 (E)                                                   11.250          B+                25          22,022
Telewest Communications Plc,
Sr Disc Note, Step Coupon
(9.875%, 04-15-04)
(United Kingdom)
04-15-09 (A) #                                                   Zero          B+                25          16,904
United Pan-Europe Communications N.V.,
Sr Note (Netherlands)
11-01-07 (E)                                                   10.875          B                 50          24,139
Sr Note (Netherlands)
11-01-09 (E)                                                   11.250          Caa1              25          12,070
Versatel Telecom International N.V.,
Sr Note (Netherlands)
05-15-08 (Y)                                                   13.250          B-               125          47,500
                                                                                                     --------------
                                                                                                            385,800
                                                                                                     --------------
Textile (1.51%)
Coyne International Enterprises Corp.,
Sr Sub Note 06-01-08                                           11.250          CCC               75          31,500
Steel Heddle Group, Inc.,
Sr Disc Deb, Step Coupon (13.75%,
06-01-03) 06-01-09 (A)                                           Zero          Caa2             200          10,000
Steel Heddle Manufacturing Co.,
Gtd Sr Sub Note Ser B
06-01-08 (B)                                                   10.625          Caa1              50           7,500
Tropical Sportswear International Corp.,
Sr Sub Note Ser A 06-15-08                                     11.000          B-                50          46,000
                                                                                                     --------------
                                                                                                             95,000
                                                                                                     --------------
Transport (7.68%)
Amtran, Inc.,
Sr Note 08-01-04                                               10.500          B+                50          44,000
Cenargo International Plc,
1st Mtg Note (United Kingdom)
06-15-08 (Y)                                                    9.750          B+                20          15,200
CHC Helicopter Corp.,
Sr Sub Note (Canada)
07-15-07 (E)                                                   11.750          B2               100          94,864
Fine Air Services, Inc.,
Sr Note 06-01-08 (B)                                            9.875          Caa1             105           6,296
North American Van Lines, Inc.,
Sr Sub Note 12-01-09 (R)                                       13.375          B-               100          92,000
Northwest Airlines Corp.,
Gtd Note 03-15-07                                               8.700          BB               100          96,939
Pacer International, Inc.,
Sr Sub Note 06-01-07                                           11.750          B-                50          49,000
Pacific & Atlantic Holdings, Inc.,
Sr Sec Note 12-31-07 (R)                                       10.500          CC                21          10,716
US Airways, Inc.,
Pass Thru Ctf Ser 1993-A3
03-01-13                                                       10.375          B-                75          73,500
                                                                                                     --------------
                                                                                                            482,515
                                                                                                     --------------
Utilities (1.54%)
CMS Energy Corp.,
Sr Note 10-15-07                                                9.875          BB                25          26,375
Monterrey Power S.A. de C.V.,
Sr Sec Bond (Mexico)
11-15-09 (R) (Y)                                                9.625          BB+               68          70,381
                                                                                                     --------------
                                                                                                             96,756
                                                                                                     --------------
Waste Disposal Service & Equip. (2.09%)
Allied Waste North America, Inc.,
Sr Sub Note Ser B 08-01-09                                     10.000          B+               125         128,438
Waste Systems International, Inc.,
Gtd Sr Note 01-15-06 (B)                                       11.500          C                 15           3,000
                                                                                                     --------------
                                                                                                            131,438
                                                                                                     --------------
TOTAL BONDS
(Cost $7,053,690)                                                                           (77.77%)      4,887,216
                                                                                     --------------  --------------
                                                                                   NUMBER OF SHARES
                                                                                        OR WARRANTS
                                                                                     --------------
COMMON STOCKS
American Pacific Corp.**                                                                      5,000         $32,200
AMR Corp.**                                                                                   2,000          72,260
Chesapeake Energy Corp.**                                                                     1,872          12,318
Gaylord Container Corp. (Class A)**                                                           6,500           6,825
Grey Wolf, Inc.**                                                                            28,850         115,400
International Wireless
Communications Holdings, Inc.                                                                 2,417           1,329
KLM Royal Dutch Airlines N.V.
(Netherlands) (Y)                                                                                78           1,377
Kraft Foods, Inc. (Class A)**                                                                   255           7,905
Nortek, Inc.**                                                                                  563          17,577
Northwest Airlines Corp.**                                                                    6,500         164,125
Pathmark Stores, Inc.**                                                                       1,046          25,731
Star Gas Partners, L.P.                                                                       3,300          68,805
Waste Systems International, Inc.  (B)**                                                      8,715               0
                                                                                     --------------  --------------
TOTAL COMMON STOCKS
(Cost $732,116)                                                                              (8.37%)        525,852
                                                                                     --------------  --------------

PREFERRED STOCKS AND WARRANTS
Asia Pulp & Paper Co. Ltd., Warrant (R)**                                                       250               3
DIVA Systems Corp., Warrant (R)**                                                               150             188
Gothic Energy Corp., Warrant**                                                                   79              31
HF Holdings, Inc., Warrant**                                                                    212             106
Hills Stores Co., Warrant**                                                                  35,000               0
Nakornthai Strip Mill Plc, Warrant
(Thailand) (R) (Y)**                                                                         63,309              63
Nextel Communications, Inc., 11.125%,
Payment-In-Kind, Ser E, Preferred
Stock                                                                                           208         131,040
ONO Finance Plc, Warrant (United
Kingdom) (R) (Y)**                                                                               50           1,500
Pacific & Atlantic Holdings, Inc., 7.50%,
Preferred Stock                                                                               1,172           5,860
Pathmark Stores, Inc., Warrant**                                                                740           6,497
Smurfit-Stone Container Corp., 7.00%, Ser A,
Preferred Stock                                                                               4,100          79,950
SpinCycle, Inc., Warrant (R)**                                                                   25               0
TimberWest Forest Corp., Unit
(Common & Preferred Shares)
(Canada) #                                                                                   38,000         305,490
Waste Systems International, Inc., 8.00%, Ser E,
Preferred Stock (B)**                                                                           160             160
Waste Systems International, Inc.,
Warrant (B) (R)**                                                                               225               2
XM Satellite Radio Holdings, Inc.,
Warrant (R)**                                                                                   150           3,450
                                                                                                     --------------
TOTAL PREFERRED STOCKS AND WARRANTS
(Cost $737,235)                                                                              (8.50%)        534,340
                                                                                     --------------  --------------
                                                              INTEREST                  PAR VALUE
ISSUER, DESCRIPTION                                             RATE                 (000s OMITTED)
-------------------                                        --------------            --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.35%)
Investment in a joint repurchase
agreement transaction with  UBS Warburg,
Inc. - Dated 06-29-01, due 07-02-01
(Secured by U.S.  Treasury Bonds,
10.625% due  08-15-15 and 6.250% due
08-15-23,  U.S. Treasury Note 5.625%
due 11-30-02)                                                   3.970%                          $85          85,000
                                                                                     --------------  --------------
TOTAL SHORT-TERM INVESTMENTS                                                                 (1.35%)         85,000
                                                                                     --------------  --------------
TOTAL INVESTMENTS                                                                           (95.99%)      6,032,408
                                                                                     --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                                            (4.01%)        251,952
                                                                                     --------------  --------------
TOTAL NET ASSETS                                                                           (100.00%)     $6,284,360
                                                                                     ==============  ==============

  * Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

 ** Non-income producing security.

*** Represents rate in effect on June 30, 2001.

  # Par value of foreign bonds and common stocks is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income producing issuer filed for protection under Federal
    Bankruptcy Code or is in default of interest payment.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro denominated.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
    Rule 144A securities amounted to $766,994, or 12.20% of net assets as of June 30, 2001.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information, in accordance with the Fund's By- Laws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on these securities is as follows:
                                                                 MARKET           MARKET
                                                             VALUE AS A         VALUE AT
                          ACQUISITION      ACQUISITION        % OF FUND          JUNE 30,
ISSUER, DESCRIPTION              DATE             COST       NET ASSETS             2000
-------------------              ----             ----       ----------             ----
Oregon Steel CF&I            05-14-98          $44,207            0.67%          $42,321

The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration
June 30, 2001 (Unaudited)
---------------------------------------------------------------------------
The V.A. High Yield Bond Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at June 30, 2001 assigned to country categories.

                                              MARKET VALUE AS A %
COUNTRY DIVERSIFICATION                        OF FUND NET ASSETS
-----------------------                       -------------------
Argentina                                            1.56%
Australia                                            0.31
Brazil                                               1.29
Canada                                               7.37
Germany                                              1.24
Indonesia                                            0.60
Japan                                                0.82
Luxembourg                                           0.35
Mexico                                               6.88
Netherlands                                          3.64
Norway                                               0.77
Panama                                               0.80
South Africa                                         0.16
United Kingdom                                       2.59
United States                                       67.61
                                                   ------
TOTAL INVESTMENTS                                   95.99%
                                                   ======

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

QUALITY DISTRIBUTION
--------------------
A                                                    0.82%
BBB                                                  1.48
BB                                                  11.25
B                                                   51.14
CCC                                                  9.97
CC                                                   1.13
C                                                    0.12
D                                                    1.86
                                                   ------
TOTAL BONDS                                         77.77%
                                                   ======

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Declaration Trust

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock V.A. 500 Index Fund ("V.A. 500 Index Fund"), John Hancock V.A. Large Cap Growth Fund ("V.A. Large Cap Growth Fund"), John Hancock V.A. Mid Cap Growth Fund ("V.A. Mid Cap Growth Fund"), John Hancock V.A. Small Cap Growth Fund ("V.A. Small Cap Growth Fund"), John Hancock V.A. International Fund ("V.A. International Fund"), John Hancock V.A. Regional Bank Fund ("V.A. Regional Bank Fund") and John Hancock V.A. High Yield Bond Fund ("V.A. High Yield Bond Fund") (each a "Fund," collectively, the "Funds") are separate series of John Hancock Declaration Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1995, consists of fifteen different series as of June 30, 2001. The other series of the Trust are reported in a separate shareholders' report. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within its respective Funds. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Funds held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Funds in proportion to the voting instructions received.

The investment objective of the V.A. 500 Index Fund is to provide investment results that correspond with the total return performance of the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"). The investment objective of the V.A. Large Cap Growth Fund is to seek long-term capital appreciation. The investment objective of the V.A. Mid Cap Growth Fund is to seek long-term capital appreciation. The investment objective of the V.A. Small Cap Growth Fund is to seek long-term capital appreciation. The investment objective of the V.A. International Fund is to seek long-term growth of capital. The investment objective of the V.A. Regional Bank Fund is to seek long-term capital appreciation. The investment objective of the V.A. High Yield Bond Fund is to seek maximum current income without assuming undue risk.

Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' respective custodian banks receive delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued, as applicable.

DISCOUNT AND PREMIUM ON SECURITIES The Funds accrete discount and amortize premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of the investment operations of the Funds.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds have entered into a syndicated line of credit agreement with various banks. This agreement enables the Funds to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds. The Funds had no borrowing activities under the line of credit during the period ended June 30, 2001.

SECURITIES LENDING The Funds may lend securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At June 30, 2001, the V.A. International Fund loaned securities having a market value of $1,034,602, collateralized by cash in the amount of $1,040,206 and securities with market value of $35,900. The cash collateral was invested in a short-term instrument.

FINANCIAL FUTURES CONTRACTS The Funds may buy and sell financial futures contracts. Buying futures tends to increase the Funds' exposure to the underlying instruments. Selling futures tends to decrease the Funds' exposure to the underlying instruments or hedge other Funds' instruments. At the time the Funds enter into financial futures contracts, they are required to deposit with their custodians specified amounts of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contracts being traded. Each day, the futures contracts are valued at the official settlement price of the board of trade or U.S. commodities exchange on which they trade. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Funds could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

The Funds had the following open financial futures contracts at June 30, 2001:

                                 OPEN                      UNREALIZED
EXPIRATION                     CONTRACTS      POSITION    DEPRECIATION
--------                       ---------      --------    ------------
V.A. 500 INDEX FUND
SEPT 01                        2 S&P 500        Long        ($18,214)
                                                             =======

At June 30, 2001, the V.A. 500 Index Fund had deposited $34,500 in a segregated account to cover margin requirements on open futures contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds (except for V.A. 500 Index Fund) may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Funds' daily net assets. The Funds record realized gains and losses at the time the forward foreign currency exchange contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statements of Assets and Liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which they intend to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The Funds had the following open forward foreign currency exchange contracts at June 30, 2001:

                                                                UNREALIZED
                             PRINCIPAL AMOUNT   EXPIRATION    APPRECIATION/
CURRENCY                  COVERED BY CONTRACT        MONTH   (DEPRECIATION)
--------                  -------------------   ----------    ------------
V.A. INTERNATIONAL FUND
Buys
Euro                                4,716          Jul 01           ($33)
                                                                 =======

Sells
Japanese Yen                   32,214,883          Sep 01         $3,314
                                                                 =======

V.A. HIGH YIELD BOND FUND
Buys
Euro                               13,000          Jul 01          ($589)
                                                                 =======

Sells
Euro                              246,000          Jul 01        $11,283
Euro                               59,000          Aug 01          2,491
Euro                               54,400          Sep 01            413
Euro                              103,200          Oct 01             38
Pound Sterling                     13,750          Jul 01            398
Pound Sterling                     54,600          Aug 01          1,371
                                                                 -------
                                                                 $15,994
                                                                 =======


FEDERAL INCOME TAXES The Funds qualify as "regulated investment companies" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the following Funds had capital loss carryforwards available to the extent provided by regulators to offset future net realized capital gains:

                               CAPITAL LOSS
                               CARRYFORWARD
                                   EXPIRING
FUND                             12/31/2008
----                             ----------
V.A. Large Cap Growth Fund        1,306,804
V.A. Mid Cap Growth Fund            633,415
V.A. Small Cap Growth Fund        2,089,105
V.A. International Fund             265,560
V.A. Regional Bank Fund           2,212,041


Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. The Funds may place debt obligations on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Funds record distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Funds have an investment management contract with the Adviser. Under the investment management contract, the Funds pay monthly management fees to the Adviser equivalent, on an annual basis, to the following:

                               RATE AS A PERCENTAGE OF
FUND                          AVERAGE DAILY NET ASSETS
----                          ------------------------
V.A. 500 Index Fund                    0.35%
V.A. Large Cap Growth Fund             0.75
V.A. Mid Cap Growth Fund               0.75
V.A. Small Cap Growth Fund             0.75
V.A. International Fund                0.90
V.A. Regional Bank Fund                0.80
V.A. High Yield Bond Fund              0.60

V.A. International Fund and the Adviser have a subadvisory contract with Nicholas-Applegate Capital Management LP. The Fund is not responsible for payment of subadviser's fees.

The Adviser has agreed to limit the management fee on the V.A. 500 Index Fund to 0.10% of the Fund's average daily net assets, at least until April 30, 2002. Accordingly, the management fee reduction amounted to $15,341 during the period ended June 30, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Adviser has agreed to limit each Fund's expenses (excluding the management fee), to 0.25% of each Fund's average daily net assets at least until April 30, 2002. Accordingly, the reductions in the Funds' expenses for the period ended June 30, 2001 amounted to as follows:

FUND                                           FEE REDUCTION
----                                           -------------
V.A. 500 Index Fund                                  $73,289
V.A. Large Cap Growth Fund                            10,890
V.A. Mid Cap Growth Fund                               7,693
V.A. Small Cap Growth Fund                            15,729
V.A. International Fund                               65,160
V.A. High Yield Bond Fund                              6,302


The Adviser reserves the right to terminate this limitation in the future.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the period was at an annual rate 0.02% of the average net assets of the Funds.

The V.A. 500 Index Fund has an agreement with Standard & Poor's ("S&P") to license certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Adviser or the V.A. 500 Index Fund. (Requisite disclosure regarding the use of the Standard & Poor's name is included in the Fund's prospectus.)

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock Funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Funds.

The Adviser and other subsidiaries of John Hancock Life Insurance Company owned the following shares of beneficial interest of the Funds as of June 30, 2001:

FUND                             SHARES OF BENEFICIAL INTEREST
----                             -----------------------------
V.A. International Fund                     234,153
V.A. Regional Bank Fund                      53,285
V.A. High Yield Bond Fund                   303,397

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities for the Funds, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2001, were as follows:

FUND                                    PURCHASES           SALES
----                                   -----------       -----------
V.A. 500 Index Fund                       $601,875        $5,080,671
V.A. Large Cap Growth Fund               3,198,286         6,750,088
V.A. Mid Cap Growth Fund                 5,746,356         8,760,588
V.A. Small Cap Growth Fund               6,054,793        10,810,755
V.A. International Fund                 10,407,135         9,595,174
V.A. Regional Bank Fund                  1,100,972         3,794,866
V.A. High Yield Bond Fund                2,295,915         2,023,988


The cost of investments owned at June 30, 2001 (including short-term investments) and gross unrealized appreciation and depreciation of investments for federal income tax purposes, were as follows:

                                                    GROSS           GROSS        NET UNREALIZED
                                                  UNREALIZED      UNREALIZED      APPRECIATION/
FUND                                 COST        APPRECIATION    DEPRECIATION    (DEPRECIATION)
----                              -----------    ------------    ------------     ------------
V.A. 500 Index  Fund              $13,903,431      $6,188,493      $1,344,532      $4,843,961
V.A. Large Cap  Growth Fund         6,085,183       1,056,859         813,891         242,968
V.A. Mid Cap  Growth Fund           6,572,548         629,200         768,509        (139,309)
V.A. Small Cap  Growth Fund        11,552,758       3,156,020       1,404,597       1,751,423
V.A. International  Fund            6,537,946         171,218         502,503        (331,285)
V.A. Regional  Bank Fund           $9,630,558      $2,357,634        $140,878      $2,216,756
V.A. High Yield  Bond Fund          8,639,726         299,155       2,906,473      (2,607,318)

NOTE D -
CHANGE IN ACCOUNTING PRINCIPLE

Effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. Prior to this date, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds, but for the V.A. High Yield Bond Fund resulted in a $23,914 reduction in the cost of the investments and a corresponding decrease in unrealized depreciation on investments, based on securities held as of December 31, 2000.

For the V.A. High Yield Bond Fund, the effect of this change in the period ended June 30, 2001 was to decrease net investment income by $7,389, decrease unrealized depreciation on investments by $3,483 and decrease net realized loss on investments by $3,906. The effect of this change on the per share operating performance and the annualized ratio of net investment income to average net assets for the period ended June 30, 2001 was as follows: decrease in net investment income by $0.01 per share, decrease in net realized and unrealized loss on investments by $0.01 per share and decrease in the ratio of net investment income to average net assets by 0.22%.

The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

NOTE E -

SHAREHOLDER MEETING

On April 25, 2001 shareholders of V.A. International Fund approved a new subadvisory management contract among the V.A. International Fund, Adviser and Nicholas-Applegate Capital Management LP (562,916 FOR; 17,927 AGAINST; and 41,896 ABSTAINING).



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com


This report is for the information of the shareholders of the John Hancock Declaration Trust.

A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."

DVASA   6/01
        8/01